Keyport Variable Account A

Financial Statements as of and for the Year Ended December 31, 2021 and Reports of Independent Auditors

KEYPORT VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company)

Index

December 31, 2021

Page(s)
Reports of Independent Auditors	1-5

Financial Statements

Statements of Assets and Liabilities	6-8

Statements of Operations	9-23

Statements of Changes in Net Assets	24-47

Notes to the Financial Statements	48-64

KPMG LLP

Two Financial Center

60 South Street

Boston, MA 02111

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Delaware Life Insurance Company and the Contract Owners of Keyport Variable Account A:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the sub-accounts listed in the Appendix that comprise the Keyport Variable Account A (the Sub-Accounts), as of December 31, 2021, the related statements of operations and changes in net assets for the year or period indicated in the Appendix, and the related notes (collectively, the financial statements) and the financial highlights in note 10 for the year or period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Sub-Accounts as of December 31, 2021, the results of their operations and changes in their net assets for the year or period indicated in the Appendix and the financial highlights for the year or period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Sub-Accounts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Sub-Accounts in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2021, by correspondence with the transfer agent of the underlying mutual funds; when replies were not received from the transfer agent, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/KPMG LLP

We have served as the auditor of Delaware Life Insurance Company’s separate accounts since 2021.

Boston, Massachusetts

April 28, 2022

Appendix

AB VPS Balanced Wealth Strategy Portfolio (Class B) Sub-Account (AL1) (1)

AB VPS Global Thematic Growth Portfolio (Class B) Sub-Account (A70) (1)

AB VPS Growth and Income Portfolio (Class A) Sub-Account (AG9) (1)

AB VPS Growth and Income Portfolio (Class B) Sub-Account (A71) (1)

AB VPS Intermediate Bond Portfolio (Class A) Sub-Account (AL4) (1)

AB VPS Intermediate Bond Portfolio (Class B) Sub-Account (AC5) (1)

AB VPS International Growth Portfolio (Class B) Sub-Account (AM2) (1)

AB VPS Large Cap Growth (Class B) Sub-Account (AC4) (1)

Alger Small Cap Growth Portfolio I-2 Sub-Account (A51) (1)

Columbia Variable Portfolio - Dividend Opportunity Fund Class 1 Sub-Account (C25) (1)

Columbia Variable Portfolio - Dividend Opportunity Fund Class 2 Sub-Account (C49) (1)

Columbia Variable Portfolio - Government Money Market Fund Class 1 Sub-Account (C75) (1)

Columbia Variable Portfolio - Income Opportunities Fund Class 1 Sub-Account (C36) (1)

Columbia Variable Portfolio - Income Opportunities Fund Class 2 Sub-Account (C76) (1)

Columbia Variable Portfolio - Overseas Core Fund Class 1 Sub-Account (C37) (1)

Columbia Variable Portfolio - Overseas Core Fund Class 2 Sub-Account (C58) (1)

Columbia Variable Portfolio - Large Cap Growth Fund Class 1 Sub-Account (C59) (1)

Columbia Variable Portfolio - Large Cap Growth Fund Class 2 Sub-Account (C60) (1)

Columbia Variable Portfolio - Select Mid Cap Value Fund Class 1 Sub-Account (C66) (1)

Columbia Variable Portfolio - Large Cap Index Fund Class 2 Sub-Account (C68) (1)

Columbia Variable Portfolio - Small Cap Value Fund Class 1 Sub-Account (C39) (1)

Columbia Variable Portfolio - Small Cap Value Fund Class 2 Sub-Account (C71) (1)

Columbia Variable Portfolio - Small Company Growth Fund Class 1 Sub-Account (C72) (1)

Columbia Variable Portfolio - Strategic Income Fund Class 1 Sub-Account (151) (1)

Columbia Variable Portfolio - Strategic Income Fund Class 2 Sub-Account (C73) (1)

Columbia Variable Portfolio - U.S. Government Mortgage Fund Class 1 Sub-Account (C69) (1)

Columbia Variable Portfolio - U.S. Government Mortgage Fund Class 2 Sub-Account (C70) (1)

Fidelity VIP Dynamic Capital Appreciation Portfolio (Service Class 2) Sub-Account (FD8) (1)

Fidelity VIP Equity-Income Portfolio (Service Class 2) Sub-Account (F97) (1)

Fidelity VIP Growth Opportunities Portfolio (Service Class 2) Sub-Account (F28) (1)

Franklin Templeton Developing Markets VIP Fund Class 2 Sub-Account (T21) (1)

Invesco V.I. American Franchise Fund Series I Sub-Account (V15) (1)

Invesco V.I. Core Equity Fund I Sub-Account (A39) (1)

Invesco V.I. International Growth Fund I Sub-Account (A21) (1)

MFS VIT I Growth Series Service Class Sub-Account (M80) (1)

MFS VIT I Growth Series Initial Class Sub-Account (M31) (1)

MFS VIT II Massachusetts Investors Growth Stock Portfolio S Class Sub-Account (MB3) (1)

MFS VIT I Investors Trust Series (Service Class) Sub-Account (M10) (1)

MFS VIT I New Discovery Series Service Class Sub-Account (M42) (1)

MFS VIT I Total Return Bond Series Initial Class Sub-Account (M06) (1)

MFS VIT I Research Series Initial Class Sub-Account (M33) (1)

Rydex VT NASDAQ-100 Fund Sub-Account (R03) (1)

Wanger International Sub-Account (W39) (1)

Wanger Select Fund Sub-Account (W41) (1)

Wanger USA Sub-Account (W42) (1)

(1)	Statements of assets and liabilities as of December 31, 2021 and statements of operations and changes in net assets for the year ended December 31, 2021.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Delaware Life Insurance Company and the Contract Owners of Delaware Life Keyport Variable Account A:

Opinions on the Financial Statements

We have audited the accompanying statements of changes in net assets of each of the subaccounts of Delaware Life Keyport Variable Account A for the period indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the changes in net assets of each of the subaccounts of Delaware Life Keyport Variable Account A for the period indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

AB VPS Balanced Wealth Strategy Portfolio (Class B) Sub-Account (AL1) (1)	Columbia Variable Portfolio—Small Company Growth Fund Class 1 Sub-Account (C72) (1)

AB VPS Global Thematic Growth Portfolio (Class B) Sub-Account (A70) (1)	Columbia Variable Portfolio—Strategic Income Fund Class 1 Sub-Account (151) (1)

AB VPS Growth and Income Portfolio (Class A) Sub-Account (AG9) (1)	Columbia Variable Portfolio—Strategic Income Fund Class 2 Sub-Account (C73) (1)

AB VPS Growth and Income Portfolio (Class B) Sub-Account (A71) (1)	Columbia Variable Portfolio—U.S. Government Mortgage Fund Class 1 Sub-Account (C69) (1)

AB VPS Intermediate Bond Portfolio (Class A) Sub-Account (AL4) (1)	Columbia Variable Portfolio—U.S. Government Mortgage Fund Class 2 Sub-Account (C70) (1)

AB VPS Intermediate Bond Portfolio (Class B) Sub-Account (AC5) (1)	Fidelity VIP Dynamic Capital Appreciation Portfolio (Service Class 2) Sub-Account (FD8) (1)

AB VPS International Growth Portfolio (Class B) Sub-Account (AM2) (1)	Fidelity VIP Equity-Income Portfolio (Service Class 2) Sub-Account (F97) (1)

AB VPS Large Cap Growth (Class B) Sub-Account (AC4) (1)	Fidelity VIP Growth Opportunities Portfolio (Service Class 2) Sub-Account (F28) (1)

Alger Small Cap Growth Portfolio I-2 Sub-Account (A51) (1)	Franklin Templeton Developing Markets VIP Fund Class 2 Sub-Account (T21) (1)

Columbia Variable Portfolio—Asset Allocation Fund Class 1 Sub-Account (C54) (2)	Invesco V.I. American Franchise Fund Series I Sub-Account (V15) (1)

Columbia Variable Portfolio—Asset Allocation Fund Class 2 Sub-Account (C55) (2)	Invesco V.I. Core Equity Fund I Sub-Account (A39) (1)

Columbia Variable Portfolio—Dividend Opportunity Fund Class 1 Sub-Account (C25) (1)	Invesco V.I. International Growth Fund I Sub-Account (A21) (1)

Columbia Variable Portfolio—Dividend Opportunity Fund Class 2 Sub-Account (C49) (1)	MFS VIT I Growth Portfolio Service Class Sub-Account (M80) (1)

Columbia Variable Portfolio—Government Money Market Fund Class 1 Sub-Account (C75) (1)	MFS VIT I Growth Series Initial Class Sub-Account (M31) (1)

Columbia Variable Portfolio—Income Opportunities Fund Class 1 Sub-Account (C36) (1)	MFS VIT II Massachusetts Investors Growth Stock Portfolio S Class Sub-Account (MB3) (1)

Columbia Variable Portfolio—Income Opportunities Fund Class 2 Sub-Account (C76) (1)	MFS VIT I Investors Trust Series (Service Class) Sub-Account (M10) (1)

Columbia Variable Portfolio—Overseas Core Fund Class 1 Sub-Account (C37) (1)	MFS VIT I New Discovery Series Service Class Sub-Account (M42) (1)

Columbia Variable Portfolio—Overseas Core Fund Class 2 Sub-Account (C58) (1)	MFS VIT I Total Return Bond Series Initial Class Sub-Account (M06) (1)

Columbia Variable Portfolio—Large Cap Growth Fund Class 1 Sub-Account (C59) (1)	MFS VIT I Research Series Initial Class Sub-Account (M33) (1)

Columbia Variable Portfolio—Large Cap Growth Fund Class 2 Sub-Account (C60) (1)	Rydex VT NASDAQ-100 Fund Sub-Account (R03) (1)

Columbia Variable Portfolio—Select Mid Cap Value Fund Class 1 Sub-Account (C66) (1)	Wanger International Sub-Account (W39) (1)

Columbia Variable Portfolio—Large Cap Index Fund Class 2 Sub-Account (C68) (1)	Wanger Select Fund Sub-Account (W41) (1)

Columbia Variable Portfolio—Small Cap Value Fund Class 1 Sub-Account (C39) (1)	Wanger USA Sub-Account (W42) (1)

Columbia Variable Portfolio—Small Cap Value Fund Class 2 Sub-Account (C71) (1)

PricewaterhouseCoopers LLP, 185 Asylum Street, Suite 2400, Hartford, CT 06103-3404

T: (860) 241 7000, www.pwc.com/us

(1) Statement of changes in net assets for the year ended December 31, 2020.
(2) Statement of changes in net assets for the period January 1, 2020 to April 24, 2020 (date of liquidation).

Basis for Opinions

These financial statements are the responsibility of the Delaware Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts of Delaware Life Keyport Variable Account A based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts of Delaware Life Keyport Variable Account A in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2020 by correspondence with the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Hartford, CT

April 28, 2021

We served as the auditor of one or more of the subaccounts of Delaware Life Keyport Variable Account A from 2013 to 2020.

KEYPORT VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2021

		Assets					Liabilities
	Shares	Cost	Investments at fair value	Receivable from Sponsor	Dividend receivable	Total assets	Payable to Sponsor	Net Assets
AB VPS Balanced Wealth Strategy Portfolio (Class B) Sub-Account (AL1)	9,512	$91,266	$110,151	$—	$—	$110,151	$19,896	$90,255
AB VPS Global Thematic Growth Portfolio (Class B) Sub-Account (A70)	77,956	2,311,898	3,414,475	1,511	—	3,415,986	308	3,415,678
AB VPS Growth and Income Portfolio (Class A) Sub-Account (AG9)	13,866	356,155	510,667	—	—	510,667	59	510,608
AB VPS Growth and Income Portfolio (Class B) Sub-Account (A71)	198,152	5,679,158	7,157,235	—	—	7,157,235	46,196	7,111,039
AB VPS Intermediate Bond Portfolio (Class A) Sub-Account (AL4)	80,927	877,476	839,215	73	—	839,288	122	839,166
AB VPS Intermediate Bond Portfolio (Class B) Sub-Account (AC5)	44,939	478,459	461,071	—	—	461,071	65	461,006
AB VPS International Growth Portfolio (Class B) Sub-Account (AM2)	29,173	727,414	775,120	7,711	—	782,831	5,881	776,950
AB VPS Large Cap Growth (Class B) Sub-Account (AC4)	2,389	143,706	204,637	—	—	204,637	18,207	186,430
Alger Small Cap Growth Portfolio I-2 Sub-Account (A51)	69,354	1,808,744	1,933,600	—	—	1,933,600	1,741	1,931,859
Columbia Variable Portfolio - Dividend Opportunity Fund Class 1 Sub-Account (C25)	350,823	6,463,006	13,247,080	—	—	13,247,080	4,641	13,242,439
Columbia Variable Portfolio - Dividend Opportunity Fund Class 2 Sub-Account (C49)	140,551	2,628,428	5,152,612	—	—	5,152,612	9,195	5,143,417
Columbia Variable Portfolio - Government Money Market Fund Class 1 Sub-Account (C75)	19,034,138	19,034,138	19,034,138	19,049	5	19,053,192	119,906	18,933,286
Columbia Variable Portfolio - Income Opportunities Fund Class 1 Sub-Account (C36)	65,198	481,139	477,902	8,928	—	486,830	—	486,830
Columbia Variable Portfolio - Income Opportunities Fund Class 2 Sub-Account (C76)	318,813	2,327,651	2,317,773	—	—	2,317,773	4,288	2,313,485
Columbia Variable Portfolio - Overseas Core Fund Class 1 Sub-Account (C37)	257,765	3,349,865	3,887,099	—	—	3,887,099	7,502	3,879,597
Columbia Variable Portfolio - Overseas Core Fund Class 2 Sub-Account (C58)	33,412	429,379	500,510	7,822	—	508,332	—	508,332
Columbia Variable Portfolio - Large Cap Growth Fund Class 1 Sub-Account (C59)	209,752	2,950,662	7,960,105	—	—	7,960,105	32,221	7,927,884
Columbia Variable Portfolio - Large Cap Growth Fund Class 2 Sub-Account (C60)	148,252	2,109,437	5,463,079	814	—	5,463,893	1	5,463,892
Columbia Variable Portfolio - Select Mid Cap Value Fund Class 1 Sub-Account (C66)	174,011	3,088,041	6,417,514	—	—	6,417,514	1,517	6,415,997
Columbia Variable Portfolio - Large Cap Index Fund Class 2 Sub-Account (C68)	288,821	3,620,187	11,044,501	—	—	11,044,501	89,091	10,955,410
Columbia Variable Portfolio - Small Cap Value Fund Class 1 Sub-Account (C39)	45,463	768,896	943,355	—	—	943,355	57,743	885,612
Columbia Variable Portfolio - Small Cap Value Fund Class 2 Sub-Account (C71)	138,444	1,960,138	2,849,173	—	—	2,849,173	7,316	2,841,857
Columbia Variable Portfolio - Small Company Growth Fund Class 1 Sub-Account (C72)	44,238	818,446	1,078,964	—	—	1,078,964	1,103	1,077,861
Columbia Variable Portfolio - Strategic Income Fund Class 1 Sub-Account (151)	1,374,555	5,871,548	5,841,861	13,789	—	5,855,650	4,165	5,851,485
Columbia Variable Portfolio - Strategic Income Fund Class 2 Sub-Account (C73)	1,299,697	5,367,617	5,458,726	—	—	5,458,726	17,428	5,441,298
Columbia Variable Portfolio - U.S. Government Mortgage Fund Class 1 Sub-Account (C69)	186,322	1,938,970	1,926,573	—	—	1,926,573	5,817	1,920,756
Columbia Variable Portfolio - U.S. Government Mortgage Fund Class 2 Sub-Account (C70)	579,902	6,061,209	5,978,795	27,728	—	6,006,523	452	6,006,071
Fidelity VIP Dynamic Capital Appreciation Portfolio (Service Class 2) Sub-Account (FD8)	28,003	359,390	527,854	359	—	528,213	—	528,213
Fidelity VIP Equity-Income Portfolio (Service Class 2) Sub-Account (F97)	337,156	7,169,574	8,519,930	17,527	—	8,537,457	404	8,537,053
Fidelity VIP Growth Opportunities Portfolio (Service Class 2) Sub-Account (F28)	87,497	4,027,507	6,791,510	—	—	6,791,510	57,164	6,734,346
Franklin Templeton Developing Markets VIP Fund Class 2 Sub-Account (T21)	29,666	262,088	316,538	—	—	316,538	875	315,663
Invesco V.I. American Franchise Fund Series I Sub-Account (V15)	63,000	4,134,827	5,583,699	14,356	—	5,598,055	1,299	5,596,756
Invesco V.I. Core Equity Fund I Sub-Account (A39)	130,257	4,235,493	4,922,409	—	—	4,922,409	24,714	4,897,695
Invesco V.I. International Growth Fund I Sub-Account (A21)	122,751	4,434,304	5,083,118	—	—	5,083,118	1,858	5,081,260
MFS VIT I Growth Series Service Class Sub-Account (M80)	98,938	5,054,819	7,394,633	—	—	7,394,633	17,354	7,377,279
MFS VIT I Growth Series Initial Class Sub-Account (M31)	242,716	11,542,095	19,261,942	69,645	—	19,331,587	3,379	19,328,208
MFS VIT II Massachusetts Investors Growth Stock Portfolio S Class Sub-Account (MB3)	112,578	2,231,202	3,047,481	16,324	—	3,063,805	—	3,063,805
MFS VIT I Investors Trust Series (Service Class) Sub-Account (M10)	73,431	2,171,285	3,228,764	—	—	3,228,764	2,593	3,226,171
MFS VIT I New Discovery Series Service Class Sub-Account (M42)	99,281	1,838,942	1,969,741	—	—	1,969,741	13,577	1,956,164
MFS VIT I Total Return Bond Series Initial Class Sub-Account (M06)	13,920	178,223	189,728	—	—	189,728	600	189,128
MFS VIT I Research Series Initial Class Sub-Account (M33)	99,607	2,679,548	3,843,844	74	—	3,843,918	601	3,843,317
Rydex VT NASDAQ-100 Fund Sub-Account (R03)	31,850	1,574,480	2,321,193	—	—	2,321,193	2,772	2,318,421
Wanger International Sub-Account (W39)	180,366	4,597,572	5,883,549	17,425	—	5,900,974	146	5,900,828
Wanger Select Fund Sub-Account (W41)	242,612	4,384,463	4,682,407	—	—	4,682,407	158,965	4,523,442
Wanger USA Sub-Account (W42)	533,398	11,961,745	13,729,677	—	—	13,729,677	99,839	13,629,838

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2021

	Units	Value Applicable to Owners of Deferred Variable Annuity Contracts	Reserve for Variable Annuities	Net Assets
AL1	5,016	$18,975	$71,280	$90,255
A70	152,495	3,287,844	127,834	3,415,678
AG9	10,965	506,719	3,889	510,608
A71	203,537	6,069,990	1,041,049	7,111,039
AL4	57,984	687,653	151,513	839,166
AC5	33,069	451,937	9,069	461,006
AM2	31,922	732,268	44,682	776,950
AC4	10,916	128,887	57,543	186,430
A51	35,779	1,898,669	33,190	1,931,859
C25	584,403	11,427,134	1,815,305	13,242,439
C49	233,750	4,989,141	154,276	5,143,417
C75	2,057,391	16,680,501	2,252,785	18,933,286
C36	35,177	466,627	20,203	486,830
C76	173,937	2,189,505	123,980	2,313,485
C37	269,955	3,432,774	446,823	3,879,597
C58	35,755	486,112	22,220	508,332
C59	182,983	7,287,708	640,176	7,927,884
C60	129,102	5,163,604	300,288	5,463,892
C66	242,580	6,268,877	147,120	6,415,997
C68	313,861	10,551,309	404,101	10,955,410
C39	16,639	784,905	100,707	885,612
C71	52,313	2,610,297	231,560	2,841,857
C72	6,197	1,029,234	48,627	1,077,861
151	157,315	4,874,091	977,394	5,851,485
C73	155,330	4,926,854	514,444	5,441,298
C69	171,707	1,716,517	204,239	1,920,756
C70	547,980	5,440,966	565,105	6,006,071
FD8	9,761	522,535	5,678	528,213
F97	266,375	7,984,382	552,671	8,537,053
F28	133,371	6,506,175	228,171	6,734,346
T21	12,588	297,599	18,064	315,663

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2021

	Units	Value Applicable to Owners of Deferred Variable Annuity Contracts	Reserve for Variable Annuities	Net Assets
V15	150,114	$5,499,193	$97,563	$5,596,756
A39	166,047	4,719,612	178,083	4,897,695
A21	188,031	4,695,981	385,279	5,081,260
M80	91,232	6,930,633	446,646	7,377,279
M31	225,240	17,686,995	1,641,213	19,328,208
MB3	116,429	2,964,620	99,185	3,063,805
M10	100,052	3,058,253	167,918	3,226,171
M42	49,818	1,890,107	66,057	1,956,164
M06	8,431	155,549	33,579	189,128
M33	65,226	3,541,665	301,652	3,843,317
R03	92,468	2,236,614	81,807	2,318,421
W39	146,555	5,771,107	129,721	5,900,828
W41	83,697	4,412,586	110,856	4,523,442
W42	216,433	13,307,294	322,544	13,629,838

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2021

	AL1	A70	AG9
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$279	$—	$4,035
Expenses:
Mortality and expense risk charges	(1,346)	(40,861)	(6,040)
Distribution, administration, and other expense charges	(28)	(4,739)	(727)

Net investment income (loss)	(1,095)	(45,600)	(2,732)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	700	320,943	24,049
Realized gain distributions	2,428	396,774	—

Net realized gains (losses)	3,128	717,717	24,049

Net change in unrealized appreciation (depreciation)	10,110	(53,336)	89,815

Net realized and change in unrealized gains (losses)	13,238	664,381	113,864

Net increase (decrease) in net assets from operations	$12,143	$618,781	$111,132

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2021

	A71	AL4	AC5
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$43,378	$13,837	$6,647
Expenses:
Mortality and expense risk charges	(84,868)	(13,716)	(5,681)
Distribution, administration, and other expense charges	(9,486)	(1,086)	(668)

Net investment income (loss)	(50,976)	(965)	298

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	222,222	(6,333)	(1,721)
Realized gain distributions	—	24,494	14,193

Net realized gains (losses)	222,222	18,161	12,472

Net change in unrealized appreciation (depreciation)	1,367,261	(53,063)	(24,784)

Net realized and change in unrealized gains (losses)	1,589,483	(34,902)	(12,312)

Net increase (decrease) in net assets from operations	$1,538,507	$(35,867)	$(12,014)

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2021

	AM2	AC4	A51
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$—	$—	$—
Expenses:
Mortality and expense risk charges	(10,568)	(2,317)	(27,767)
Distribution, administration, and other expense charges	(1,218)	(186)	(3,223)

Net investment income (loss)	(11,786)	(2,503)	(30,990)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	81,819	5,275	279,855
Realized gain distributions	79,156	13,782	635,099

Net realized gains (losses)	160,975	19,057	914,954

Net change in unrealized appreciation (depreciation)	(89,895)	28,104	(1,027,933)

Net realized and change in unrealized gains (losses)	71,080	47,161	(112,979)

Net increase (decrease) in net assets from operations	$59,294	$44,658	$(143,969)

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2021

	C25	C49	C75
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$—	$—	$3,931
Expenses:
Mortality and expense risk charges	(152,042)	(62,393)	(243,720)
Distribution, administration, and other expense charges	(16,056)	(7,369)	(26,457)

Net investment income (loss)	(168,098)	(69,762)	(266,246)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	840,398	445,998	—
Realized gain distributions	—	—	—

Net realized gains (losses)	840,398	445,998	—

Net change in unrealized appreciation (depreciation)	1,939,247	707,348	—

Net realized and change in unrealized gains (losses)	2,779,645	1,153,346	—

Net increase (decrease) in net assets from operations	$2,611,547	$1,083,584	$(266,246)

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2021

	C36	C76	C37
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$46,095	$229,292	$51,231
Expenses:
Mortality and expense risk charges	(6,503)	(31,608)	(49,992)
Distribution, administration, and other expense charges	(744)	(3,599)	(5,327)

Net investment income (loss)	38,848	194,085	(4,088)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(22,804)	3,636	59,562
Realized gain distributions	—	—	82,274

Net realized gains (losses)	(22,804)	3,636	141,836

Net change in unrealized appreciation (depreciation)	(361)	(128,754)	186,367

Net realized and change in unrealized gains (losses)	(23,165)	(125,118)	328,203

Net increase (decrease) in net assets from operations	$15,683	$68,967	$324,115

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2021

	C58	C59	C60
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$5,483	$—	$—
Expenses:
Mortality and expense risk charges	(6,306)	(92,898)	(63,730)
Distribution, administration, and other expense charges	(724)	(10,220)	(7,441)

Net investment income (loss)	(1,547)	(103,118)	(71,171)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	7,081	641,193	530,958
Realized gain distributions	10,305	—	—

Net realized gains (losses)	17,386	641,193	530,958

Net change in unrealized appreciation (depreciation)	24,544	1,232,034	736,825

Net realized and change in unrealized gains (losses)	41,930	1,873,227	1,267,783

Net increase (decrease) in net assets from operations	$40,383	$1,770,109	$1,196,612

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2021

	C66	C68	C39
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$—	$—	$6,378
Expenses:
Mortality and expense risk charges	(77,879)	(130,572)	(12,061)
Distribution, administration, and other expense charges	(9,204)	(15,411)	(1,214)

Net investment income (loss)	(87,083)	(145,983)	(6,897)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	874,331	1,230,603	3,755
Realized gain distributions	—	—	—

Net realized gains (losses)	874,331	1,230,603	3,755

Net change in unrealized appreciation (depreciation)	897,828	1,365,721	237,476

Net realized and change in unrealized gains (losses)	1,772,159	2,596,324	241,231

Net increase (decrease) in net assets from operations	$1,685,076	$2,450,341	$234,334

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2021

	C71	C72	151
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$14,673	$—	$315,272
Expenses:
Mortality and expense risk charges	(36,771)	(16,769)	(72,884)
Distribution, administration, and other expense charges	(4,072)	(1,760)	(7,466)

Net investment income (loss)	(26,170)	(18,529)	234,922

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	34,346	206,758	(46,053)
Realized gain distributions	—	196,381	—

Net realized gains (losses)	34,346	403,139	(46,053)

Net change in unrealized appreciation (depreciation)	712,192	(415,821)	(148,706)

Net realized and change in unrealized gains (losses)	746,538	(12,682)	(194,759)

Net increase (decrease) in net assets from operations	$720,368	$(31,211)	$40,163

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2021

	C73	C69	C70
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$306,372	$42,016	$112,040
Expenses:
Mortality and expense risk charges	(72,463)	(25,616)	(77,149)
Distribution, administration, and other expense charges	(8,141)	(2,736)	(8,934)

Net investment income (loss)	225,768	13,664	25,957

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	17,291	11,577	25,796
Realized gain distributions	—	32,604	98,994

Net realized gains (losses)	17,291	44,181	124,790

Net change in unrealized appreciation (depreciation)	(225,734)	(102,849)	(305,997)

Net realized and change in unrealized gains (losses)	(208,443)	(58,668)	(181,207)

Net increase (decrease) in net assets from operations	$17,325	$(45,004)	$(155,250)

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2021

	FD8	F97	F28
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$601	$137,004	$—
Expenses:
Mortality and expense risk charges	(6,178)	(105,009)	(86,639)
Distribution, administration, and other expense charges	(737)	(12,036)	(10,047)

Net investment income (loss)	(6,314)	19,959	(96,686)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	9,635	142,216	716,088
Realized gain distributions	46,065	949,639	632,897

Net realized gains (losses)	55,700	1,091,855	1,348,985

Net change in unrealized appreciation (depreciation)	51,130	622,838	(572,942)

Net realized and change in unrealized gains (losses)	106,830	1,714,693	776,043

Net increase (decrease) in net assets from operations	$100,516	$1,734,652	$679,357

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2021

	T21	V15	A39
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$3,100	$—	$30,328
Expenses:
Mortality and expense risk charges	(4,443)	(71,262)	(57,428)
Distribution, administration, and other expense charges	(503)	(8,450)	(6,616)

Net investment income (loss)	(1,846)	(79,712)	(33,716)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	26,637	441,791	75,429
Realized gain distributions	7,104	660,913	103,877

Net realized gains (losses)	33,741	1,102,704	179,306

Net change in unrealized appreciation (depreciation)	(56,391)	(450,017)	912,136

Net realized and change in unrealized gains (losses)	(22,650)	652,687	1,091,442

Net increase (decrease) in net assets from operations	$(24,496)	$572,975	$1,057,726

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2021

	A21	M80	M31
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$65,803	$—	$—
Expenses:
Mortality and expense risk charges	(65,246)	(89,071)	(227,896)
Distribution, administration, and other expense charges	(7,538)	(10,188)	(25,494)

Net investment income (loss)	(6,981)	(99,259)	(253,390)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	355,991	645,927	1,580,784
Realized gain distributions	347,515	1,027,525	2,543,295

Net realized gains (losses)	703,506	1,673,452	4,124,079

Net change in unrealized appreciation (depreciation)	(458,439)	(178,992)	(202,671)

Net realized and change in unrealized gains (losses)	245,067	1,494,460	3,921,408

Net increase (decrease) in net assets from operations	$238,086	$1,395,201	$3,668,018

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2021

	M10	MB3	M42
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$12,946	$971	$—
Expenses:
Mortality and expense risk charges	(40,665)	(37,347)	(28,086)
Distribution, administration, and other expense charges	(4,669)	(4,402)	(3,254)

Net investment income (loss)	(32,388)	(40,778)	(31,340)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	353,514	229,170	164,946
Realized gain distributions	99,095	401,289	382,440

Net realized gains (losses)	452,609	630,459	547,386

Net change in unrealized appreciation (depreciation)	303,187	50,736	(478,430)

Net realized and change in unrealized gains (losses)	755,796	681,195	68,956

Net increase (decrease) in net assets from operations	$723,408	$640,417	$37,616

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2021

	M06	M33	R03
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$5,244	$20,605	$—
Expenses:
Mortality and expense risk charges	(2,622)	(45,044)	(31,209)
Distribution, administration, and other expense charges	(308)	(5,063)	(3,624)

Net investment income (loss)	2,314	(29,502)	(34,833)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	25,643	284,026	530,064
Realized gain distributions	14	215,858	199,266

Net realized gains (losses)	25,657	499,884	729,330

Net change in unrealized appreciation (depreciation)	(33,850)	305,242	(141,080)

Net realized and change in unrealized gains (losses)	(8,193)	805,126	588,250

Net increase (decrease) in net assets from operations	$(5,879)	$775,624	$553,417

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2021

	W39	W41	W42
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$32,578	$—	$105,186
Expenses:
Mortality and expense risk charges	(73,182)	(61,129)	(177,326)
Distribution, administration, and other expense charges	(8,682)	(7,215)	(21,029)

Net investment income (loss)	(49,286)	(68,344)	(93,169)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	201,515	108,315	138,203
Realized gain distributions	89,930	531,183	459,493

Net realized gains (losses)	291,445	639,498	597,696

Net change in unrealized appreciation (depreciation)	689,473	(348,420)	533,140

Net realized and change in unrealized gains (losses)	980,918	291,078	1,130,836

Net increase (decrease) in net assets from operations	$931,632	$222,734	$1,037,667

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	AL1 Sub-Account		A70 Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Operations:
Net investment income (loss)	$(1,095)	$474	$(45,600)	$(25,097)
Net realized gains (losses)	3,128	(18,847)	717,717	518,701
Net change in unrealized appreciation (depreciation)	10,110	17,243	(53,336)	366,914

Increase (decrease) from operations	12,143	(1,130)	618,781	860,518

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	—	—	27,013	1,913
Transfers between Sub-Accounts (including the Fixed Account), net	(910)	37,575	(204,277)	(18,856)
Withdrawals, surrenders, annuitizations and contract charges	(10)	(105,630)	(276,956)	(223,610)

Increase (decrease) from contract owner transactions	(920)	(68,055)	(454,220)	(240,553)

Annuitization Activity:
Annuitizations	—	—	1,011	3,279
Annuity payments and contract charges	(4,344)	(4,240)	(23,369)	(15,498)
Transfers between Sub-Accounts, net	—	—	(5,429)	(3,981)
Adjustments to annuity reserves	(11,167)	(8,648)	(3,770)	8,810

Net annuitization activity	(15,511)	(12,888)	(31,557)	(7,390)

Total increase (decrease) in net assets	(4,288)	(82,073)	133,004	612,575
Net assets at beginning of year	94,543	176,616	3,282,674	2,670,099

Net assets at end of year	$90,255	$94,543	$3,415,678	$3,282,674

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	AG9 Sub-Account		A71 Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Operations:
Net investment income (loss)	$(2,732)	$656	$(50,976)	$(3,389)
Net realized gains (losses)	24,049	36,186	222,222	447,469
Net change in unrealized appreciation (depreciation)	89,815	(32,313)	1,367,261	(519,983)

Increase (decrease) from operations	111,132	4,529	1,538,507	(75,903)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	20,605	—	53,380	21,222
Transfers between Sub-Accounts (including the Fixed Account), net	(2,366)	353	(51,331)	(255,021)
Withdrawals, surrenders, annuitizations and contract charges	(50,217)	(46,016)	(456,480)	(459,066)

Increase (decrease) from contract owner transactions	(31,978)	(45,663)	(454,431)	(692,865)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	(193)	(137)	(92,376)	(94,512)
Transfers between Sub-Accounts, net	(626)	(628)	(21,798)	(23,315)
Adjustments to annuity reserves	8	1,221	(143,434)	(9,528)

Net annuitization activity	(811)	456	(257,608)	(127,355)

Total increase (decrease) in net assets	78,343	(40,678)	826,468	(896,123)
Net assets at beginning of year	432,265	472,943	6,284,571	7,180,694

Net assets at end of year	$510,608	$432,265	$7,111,039	$6,284,571

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	AL4 Sub-Account		AC5 Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Operations:
Net investment income (loss)	$(965)	$29,601	$298	$8,229
Net realized gains (losses)	18,161	(8,826)	12,472	(475)
Net change in unrealized appreciation (depreciation)	(53,063)	40,874	(24,784)	8,973

Increase (decrease) from operations	(35,867)	61,649	(12,014)	16,727

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	3,214	10,296	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	(419,425)	52,705	113,153	60,577
Withdrawals, surrenders, annuitizations and contract charges	(114,597)	(108,861)	(48,036)	(63,812)

Increase (decrease) from contract owner transactions	(530,808)	(45,860)	65,117	(3,235)

Annuitization Activity:
Annuitizations	6,241	10,044	—	10,735
Annuity payments and contract charges	(59,333)	(77,994)	(8,840)	(2,301)
Transfers between Sub-Accounts, net	(6,668)	(6,499)	(666)	(687)
Adjustments to annuity reserves	961	217	12	239

Net annuitization activity	(58,799)	(74,232)	(9,494)	7,986

Total increase (decrease) in net assets	(625,474)	(58,443)	43,609	21,478
Net assets at beginning of year	1,464,640	1,523,083	417,397	395,919

Net assets at end of year	$839,166	$1,464,640	$461,006	$417,397

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	AM2 Sub-Account		AC4 Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Operations:
Net investment income (loss)	$(11,786)	$(1,771)	$(2,503)	$(1,969)
Net realized gains (losses)	160,975	40,728	19,057	10,862
Net change in unrealized appreciation (depreciation)	(89,895)	66,458	28,104	34,455

Increase (decrease) from operations	59,294	105,415	44,658	43,348

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	600	65,049	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	131,339	29,054	219	3,415
Withdrawals, surrenders, annuitizations and contract charges	(158,708)	(171,136)	(19)	(22)

Increase (decrease) from contract owner transactions	(26,769)	(77,033)	200	3,393

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	(10,729)	(7,988)	(18,402)	(12,266)
Transfers between Sub-Accounts, net	(5,810)	(5,692)	(2,245)	(1,749.00)
Adjustments to annuity reserves	2,200	2,457	(3,172)	(1,009)

Net annuitization activity	(14,339)	(11,223)	(23,819)	(15,024)

Total increase (decrease) in net assets	18,186	17,159	21,039	31,717
Net assets at beginning of year	758,764	741,605	165,391	133,674

Net assets at end of year	$776,950	$758,764	$186,430	$165,391

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	A51 Sub-Account		C54 Sub-Account[1]
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Operations:
Net investment income (loss)	$(30,990)	$(6,486)	$—	$110,936
Net realized gains (losses)	914,954	364,830	—	(73,996)
Net change in unrealized appreciation (depreciation)	(1,027,933)	722,671	—	(460,222)

Increase (decrease) from operations	(143,969)	1,081,015	—	(423,282)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	—	876	—	52,494
Transfers between Sub-Accounts (including the Fixed Account), net	(142,526)	(64,974)	—	(5,434,358)
Withdrawals, surrenders, annuitizations and contract charges	(195,392)	(320,335)	—	(480,393)

Increase (decrease) from contract owner transactions	(337,918)	(384,433)	—	(5,862,257)

Annuitization Activity:
Annuitizations	7,854	2,583	—	—
Annuity payments and contract charges	(14,163)	(9,006)	—	(23,993)
Transfers between Sub-Accounts, net	(3,735)	(3,207)	—	(14,419)
Adjustments to annuity reserves	(23,451)	1,587	—	24,116

Net annuitization activity	(33,495)	(8,043)	—	(14,296)

Total increase (decrease) in net assets	(515,382)	688,539	—	(6,299,835)
Net assets at beginning of year	2,447,241	1,758,702	—	6,299,835

Net assets at end of year	$1,931,859	$2,447,241	$—	$—

1Columbia Variable Portfolio—Asset Allocation Fund Class 1 Sub-Account (C54) was closed on April 24, 2020 due to merger.

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	C55 Sub-Account[2]		C25 Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Operations:
Net investment income (loss)	$—	$118,477	$(168,098)	$(142,526)
Net realized gains (losses)	—	(420,257)	840,398	848,665
Net change in unrealized appreciation (depreciation)	—	(202,889)	1,939,247	(754,004)

Increase (decrease) from operations	—	(504,669)	2,611,547	(47,865)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	—	31,282	126,427	40,212
Transfers between Sub-Accounts (including the Fixed Account), net	—	(6,625,536)	714,643	221,580
Withdrawals, surrenders, annuitizations and contract charges	—	(478,484)	(824,016)	(1,269,167)

Increase (decrease) from contract owner transactions	—	(7,072,738)	17,054	(1,007,375)

Annuitization Activity:
Annuitizations	—	—	38,826	161,106
Annuity payments and contract charges	—	(56,524)	(261,784)	(161,345)
Transfers between Sub-Accounts, net	—	(23,908)	(30,641)	(33,334)
Adjustments to annuity reserves	—	2,657	(9,151)	(3,988)

Net annuitization activity	—	(77,775)	(262,750)	(37,561)

Total increase (decrease) in net assets	—	(7,655,182)	2,365,851	(1,092,801)
Net assets at beginning of year	—	7,655,182	10,876,588	11,969,389

Net assets at end of year	$—	$—	$13,242,439	$10,876,588

2Columbia Variable Portfolio—Asset Allocation Fund Class 2 Sub-Account (C55) was closed on April 24, 2020 due to merger.

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	C49 Sub-Account		C75 Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Operations:
Net investment income (loss)	$(69,762)	$(57,061)	$(266,246)	$(223,103)
Net realized gains (losses)	445,998	255,810	—	—
Net change in unrealized appreciation (depreciation)	707,348	(285,792)	—	—

Increase (decrease) from operations	1,083,584	(87,043)	(266,246)	(223,103)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	26,582	31,155	405,704	496,827
Transfers between Sub-Accounts (including the Fixed Account), net	45,304	101,745	2,082,990	13,136,521
Withdrawals, surrenders, annuitizations and contract charges	(477,839)	(234,590)	(4,066,078)	(4,943,363)

Increase (decrease) from contract owner transactions	(405,953)	(101,690)	(1,577,384)	8,689,985

Annuitization Activity:
Annuitizations	—	—	444,434	57,445
Annuity payments and contract charges	(15,063)	(16,045)	(283,356)	(213,454)
Transfers between Sub-Accounts, net	(50,371)	(42,610)	(148,492)	(154,342)
Adjustments to annuity reserves	796	1,112	(33,999)	(151,982)

Net annuitization activity	(64,638)	(57,543)	(21,413)	(462,333)

Total increase (decrease) in net assets	612,993	(246,276)	(1,865,043)	8,004,549
Net assets at beginning of year	4,530,424	4,776,700	20,798,329	12,793,780

Net assets at end of year	$5,143,417	$4,530,424	$18,933,286	$20,798,329

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	C36 Sub-Account		C76 Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Operations:
Net investment income (loss)	$38,848	$23,972	$194,085	$74,123
Net realized gains (losses)	(22,804)	(49,007)	3,636	(112,475)
Net change in unrealized appreciation (depreciation)	(361)	51,725	(128,754)	94,596

Increase (decrease) from operations	15,683	26,690	68,967	56,244

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	—	—	259,437	30,566
Transfers between Sub-Accounts (including the Fixed Account), net	2,632	2,313	135,655	296,382
Withdrawals, surrenders, annuitizations and contract charges	(129,683)	(153,616)	(704,818)	(237,002)

Increase (decrease) from contract owner transactions	(127,051)	(151,303)	(309,726)	89,946

Annuitization Activity:
Annuitizations	—	41,729	5,515	—
Annuity payments and contract charges	(42,299)	(10,433)	(20,302)	(21,077)
Transfers between Sub-Accounts, net	(679)	(624)	(9,889)	(11,342)
Adjustments to annuity reserves	6,144	(3,768)	(518)	(397)

Net annuitization activity	(36,834)	26,904	(25,194)	(32,816)

Total increase (decrease) in net assets	(148,202)	(97,709)	(265,953)	113,374
Net assets at beginning of year	635,032	732,741	2,579,438	2,466,064

Net assets at end of year	$486,830	$635,032	$2,313,485	$2,579,438

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	C37 Sub-Account		C58 Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Operations:
Net investment income (loss)	$(4,088)	$10,530	$(1,547)	$195
Net realized gains (losses)	141,836	12,749	17,386	804
Net change in unrealized appreciation (depreciation)	186,367	276,924	24,544	33,843

Increase (decrease) from operations	324,115	300,203	40,383	34,842

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	54,371	27,087	310	—
Transfers between Sub-Accounts (including the Fixed Account), net	(628)	(16,041)	3,870	4,622
Withdrawals, surrenders, annuitizations and contract charges	(330,572)	(332,539)	(7,999)	(68,093)

Increase (decrease) from contract owner transactions	(276,829)	(321,493)	(3,819)	(63,471)

Annuitization Activity:
Annuitizations	19,632	31,045	—	15,101
Annuity payments and contract charges	(59,770)	(53,006)	(27,716)	(11,590)
Transfers between Sub-Accounts, net	(9,266)	(9,019)	(2,641)	(2,447)
Adjustments to annuity reserves	(3,031)	(2,081)	(8,793)	12,522

Net annuitization activity	(52,435)	(33,061)	(39,150)	13,586

Total increase (decrease) in net assets	(5,149)	(54,351)	(2,586)	(15,043)
Net assets at beginning of year	3,884,746	3,939,097	510,918	525,961

Net assets at end of year	$3,879,597	$3,884,746	$508,332	$510,918

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	C59 Sub-Account		C60 Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Operations:
Net investment income (loss)	$(103,118)	$(85,721)	$(71,171)	$(57,520)
Net realized gains (losses)	641,193	815,334	530,958	641,449
Net change in unrealized appreciation (depreciation)	1,232,034	1,136,122	736,825	559,235

Increase (decrease) from operations	1,770,109	1,865,735	1,196,612	1,143,164

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	471,557	38,623	53,235	44,291
Transfers between Sub-Accounts (including the Fixed Account), net	(124,063)	(13,360)	23,658	(367,897)
Withdrawals, surrenders, annuitizations and contract charges	(980,892)	(1,075,073)	(430,040)	(255,434)

Increase (decrease) from contract owner transactions	(633,398)	(1,049,810)	(353,147)	(579,040)

Annuitization Activity:
Annuitizations	40,803	78,731	—	—
Annuity payments and contract charges	(112,777)	(79,471)	(31,263)	(29,747)
Transfers between Sub-Accounts, net	(13,581)	(10,580)	(12,851)	(41,710)
Adjustments to annuity reserves	(33,326)	(13,803)	2,767	83,176

Net annuitization activity	(118,881)	(25,123)	(41,347)	11,719

Total increase (decrease) in net assets	1,017,830	790,802	802,118	575,843
Net assets at beginning of year	6,910,054	6,119,252	4,661,774	4,085,931

Net assets at end of year	$7,927,884	$6,910,054	$5,463,892	$4,661,774

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	C66 Sub-Account		C68 Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Operations:
Net investment income (loss)	$(87,083)	$(66,775)	$(145,983)	$(131,791)
Net realized gains (losses)	874,331	402,096	1,230,603	1,333,787
Net change in unrealized appreciation (depreciation)	897,828	(51,506)	1,365,721	280,825

Increase (decrease) from operations	1,685,076	283,815	2,450,341	1,482,821

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	30,890	32,038	102,111	115,594
Transfers between Sub-Accounts (including the Fixed Account), net	(5,168)	(151,257)	(295,974)	(7,453)
Withdrawals, surrenders, annuitizations and contract charges	(675,512)	(394,356)	(1,067,635)	(1,487,022)

Increase (decrease) from contract owner transactions	(649,790)	(513,575)	(1,261,498)	(1,378,881)

Annuitization Activity:
Annuitizations	—	—	9,994	—
Annuity payments and contract charges	(19,599)	(16,004)	(31,235)	(47,100)
Transfers between Sub-Accounts, net	(4,060)	(6,628)	(35,326)	(38,843)
Adjustments to annuity reserves	2,172	1,868	(155,526)	(7,925)

Net annuitization activity	(21,487)	(20,764)	(212,093)	(93,868)

Total increase (decrease) in net assets	1,013,799	(250,524)	976,750	10,072
Net assets at beginning of year	5,402,198	5,652,722	9,978,660	9,968,588

Net assets at end of year	$6,415,997	$5,402,198	$10,955,410	$9,978,660

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	C39 Sub-Account		C71 Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Operations:
Net investment income (loss)	$(6,897)	$(5,567)	$(26,170)	$(23,690)
Net realized gains (losses)	3,755	7,806	34,346	(131,831)
Net change in unrealized appreciation (depreciation)	237,476	54,410	712,192	313,685

Increase (decrease) from operations	234,334	56,649	720,368	158,164

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	—	—	800	7,786
Transfers between Sub-Accounts (including the Fixed Account), net	(34,326)	(54,714)	(243,293)	(46,269)
Withdrawals, surrenders, annuitizations and contract charges	(95,807)	(52,807)	(331,622)	(118,610)

Increase (decrease) from contract owner transactions	(130,133)	(107,521)	(574,115)	(157,093)

Annuitization Activity:
Annuitizations	6,678	35,842.00	—	—
Annuity payments and contract charges	(54,844)	(12,219)	(20,840)	(19,945)
Transfers between Sub-Accounts, net	—	—	(5,126)	(5,736)
Adjustments to annuity reserves	(27,009)	(18,981)	(3,211)	3,046

Net annuitization activity	(75,175)	4,642	(29,177)	(22,635)

Total increase (decrease) in net assets	29,026	(46,230)	117,076	(21,564)
Net assets at beginning of year	856,586	902,816	2,724,781	2,746,345

Net assets at end of year	$885,612	$856,586	$2,841,857	$2,724,781

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	C72 Sub-Account		151 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020
Operations:
Net investment income (loss)	$(18,529)	$(16,907)	$234,922	$130,683
Net realized gains (losses)	403,139	116,930	(46,053)	(94,856)
Net change in unrealized appreciation (depreciation)	(415,821)	609,293	(148,706)	266,578

Increase (decrease) from operations	(31,211)	709,316	40,163	302,405

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	—	—	8,628	33,950
Transfers between Sub-Accounts (including the Fixed Account), net	(298,710)	(92,684)	429,205	168,020
Withdrawals, surrenders, annuitizations and contract charges	(111,422)	(158,016)	(429,842)	(608,136)

Increase (decrease) from contract owner transactions	(410,132)	(250,700)	7,991	(406,166)

Annuitization Activity:
Annuitizations	—	29,168	16,965	24,380
Annuity payments and contract charges	(22,229)	(33,558)	(137,292)	(129,264)
Transfers between Sub-Accounts, net	—	(919)	(23,775)	(23,278)
Adjustments to annuity reserves	(4,507)	(583)	12,514	(1,052)

Net annuitization activity	(26,736)	(5,892)	(131,588)	(129,214)

Total increase (decrease) in net assets	(468,079)	452,724	(83,434)	(232,975)
Net assets at beginning of year	1,545,940	1,093,216	5,934,919	6,167,894

Net assets at end of year	$1,077,861	$1,545,940	$5,851,485	$5,934,919

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	C73 Sub-Account		C69 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020
Operations:
Net investment income (loss)	$225,768	$122,486	$13,664	$27,145
Net realized gains (losses)	17,291	(216,852)	44,181	26,143
Net change in unrealized appreciation (depreciation)	(225,734)	365,125	(102,849)	27,059

Increase (decrease) from operations	17,325	270,759	(45,004)	80,347

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	264,731	69,467	6,433	12,639
Transfers between Sub-Accounts (including the Fixed Account), net	102,327	316,505	43,983	22,577
Withdrawals, surrenders, annuitizations and contract charges	(1,009,109)	(1,126,750)	(208,432)	(298,196)

Increase (decrease) from contract owner transactions	(642,051)	(740,778)	(158,016)	(262,980)

Annuitization Activity:
Annuitizations	—	—	10,620	30,820
Annuity payments and contract charges	(36,109)	(59,374)	(50,399)	(38,396)
Transfers between Sub-Accounts, net	(61,718)	(57,238)	(5,088)	(7,033)
Adjustments to annuity reserves	606	(7,013)	(5,211)	(1,435)

Net annuitization activity	(97,221)	(123,625)	(50,078)	(16,044)

Total increase (decrease) in net assets	(721,947)	(593,644)	(253,098)	(198,677)
Net assets at beginning of year	6,163,245	6,756,889	2,173,854	2,372,531

Net assets at end of year	$5,441,298	$6,163,245	$1,920,756	$2,173,854

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	C70 Sub-Account		FD8 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020
Operations:
Net investment income (loss)	$25,957	$72,982	$(6,314)	$(5,299)
Net realized gains (losses)	124,790	144,987	55,700	68,333
Net change in unrealized appreciation (depreciation)	(305,997)	24,364	51,130	51,138

Increase (decrease) from operations	(155,250)	242,333	100,516	114,172

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	120,551	63,555	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	395,741	188,405	(11,937)	(29,897)
Withdrawals, surrenders, annuitizations and contract charges	(725,640)	(2,402,647)	(10,057)	(66,139)

Increase (decrease) from contract owner transactions	(209,348)	(2,150,687)	(21,994)	(96,036)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	(28,167)	(66,269)	(336)	(553)
Transfers between Sub-Accounts, net	(70,361)	(77,399)	—	—
Adjustments to annuity reserves	(1,865)	9,532	99	85

Net annuitization activity	(100,393)	(134,136)	(237)	(468)

Total increase (decrease) in net assets	(464,991)	(2,042,490)	78,285	17,668
Net assets at beginning of year	6,471,062	8,513,552	449,928	432,260

Net assets at end of year	$6,006,071	$6,471,062	$528,213	$449,928

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	F97 Sub-Account		F28 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020
Operations:
Net investment income (loss)	$19,959	$17,772	$(96,686)	$(75,993)
Net realized gains (losses)	1,091,855	156,845	1,348,985	1,456,968
Net change in unrealized appreciation (depreciation)	622,838	195,106	(572,942)	1,576,995

Increase (decrease) from operations	1,734,652	369,723	679,357	2,957,970

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	85,958	74,478	72,763	13,064
Transfers between Sub-Accounts (including the Fixed Account), net	(408,376)	395,379	(22,393)	(320,119)
Withdrawals, surrenders, annuitizations and contract charges	(705,258)	(899,779)	(652,796)	(520,799)

Increase (decrease) from contract owner transactions	(1,027,676)	(429,922)	(602,426)	(827,854)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	(121,718)	(122,506)	(32,818)	(22,535)
Transfers between Sub-Accounts, net	(72,453)	(66,044)	(25,133)	(26,047)
Adjustments to annuity reserves	(108,586)	7,826	(3,966)	(1,727)

Net annuitization activity	(302,757)	(180,724)	(61,917)	(50,309)

Total increase (decrease) in net assets	404,219	(240,923)	15,014	2,079,807
Net assets at beginning of year	8,132,834	8,373,757	6,719,332	4,639,525

Net assets at end of year	$8,537,053	$8,132,834	$6,734,346	$6,719,332

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	T21 Sub-Account		V15 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020
Operations:
Net investment income (loss)	$(1,846)	$10,219	$(79,712)	$(59,512)
Net realized gains (losses)	33,741	47,732	1,102,704	674,196
Net change in unrealized appreciation (depreciation)	(56,391)	(2,832)	(450,017)	995,125

Increase (decrease) from operations	(24,496)	55,119	572,975	1,609,809

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	6,042	—	43,559	29,621
Transfers between Sub-Accounts (including the Fixed Account), net	14,165	(51,212)	43,940	(120,637)
Withdrawals, surrenders, annuitizations and contract charges	(28,580)	(61,037)	(452,980)	(227,611)

Increase (decrease) from contract owner transactions	(8,373)	(112,249)	(365,481)	(318,627)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	(1,488)	(3,025)	(38,131)	(30,804)
Transfers between Sub-Accounts, net	—	—	(5,309)	(8,696)
Adjustments to annuity reserves	(3,989)	108	2,920	23,221

Net annuitization activity	(5,477)	(2,917)	(40,520)	(16,279)

Total increase (decrease) in net assets	(38,346)	(60,047)	166,974	1,274,903
Net assets at beginning of year	354,009	414,056	5,429,782	4,154,879

Net assets at end of year	$315,663	$354,009	$5,596,756	$5,429,782

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	A39 Sub-Account		A21 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020
Operations:
Net investment income (loss)	$(33,716)	$(1,780)	$(6,981)	$45,764
Net realized gains (losses)	179,306	1,065,595	703,506	551,808
Net change in unrealized appreciation (depreciation)	912,136	(568,240)	(458,439)	5,776

Increase (decrease) from operations	1,057,726	495,575	238,086	603,348

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	35,529	45,303	78,993	41,168
Transfers between Sub-Accounts (including the Fixed Account), net	(41,490)	186,249	351,439	(93,311)
Withdrawals, surrenders, annuitizations and contract charges	(339,384)	(467,429)	(600,296)	(950,655)

Increase (decrease) from contract owner transactions	(345,345)	(235,877)	(169,864)	(1,002,798)

Annuitization Activity:
Annuitizations	4,364	27,011	7,970	—
Annuity payments and contract charges	(61,927)	(42,875)	(27,689)	(29,963)
Transfers between Sub-Accounts, net	(2,587)	(3,907)	(24,643)	(23,642)
Adjustments to annuity reserves	(94,896)	10,228	(219)	5,654

Net annuitization activity	(155,046)	(9,543)	(44,581)	(47,951)

Total increase (decrease) in net assets	557,335	250,155	23,641	(447,401)
Net assets at beginning of year	4,340,360	4,090,205	5,057,619	5,505,020

Net assets at end of year	$4,897,695	$4,340,360	$5,081,260	$5,057,619

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	M80 Sub-Account		M31 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020
Operations:
Net investment income (loss)	$(99,259)	$(87,902)	$(253,390)	$(216,233)
Net realized gains (losses)	1,673,452	1,446,026	4,124,079	2,493,435
Net change in unrealized appreciation (depreciation)	(178,992)	318,647	(202,671)	1,998,255

Increase (decrease) from operations	1,395,201	1,676,771	3,668,018	4,275,457

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	59,668	47,964	183,339	102,328
Transfers between Sub-Accounts (including the Fixed Account), net	(185,775)	(476,663)	(506,095)	(16,437)
Withdrawals, surrenders, annuitizations and contract charges	(701,014)	(646,457)	(1,369,357)	(1,935,215)

Increase (decrease) from contract owner transactions	(827,121)	(1,075,156)	(1,692,113)	(1,849,324)

Annuitization Activity:
Annuitizations	5,183	—	6,480	218,996
Annuity payments and contract charges	(69,766)	(53,522)	(249,002)	(188,916)
Transfers between Sub-Accounts, net	(22,146)	(21,701)	(38,502)	(34,063)
Adjustments to annuity reserves	(3,133)	4,528	80,920	(12,143)

Net annuitization activity	(89,862)	(70,695)	(200,104)	(16,126)

Total increase (decrease) in net assets	478,218	530,920	1,775,801	2,410,007
Net assets at beginning of year	6,899,061	6,368,141	17,552,407	15,142,400

Net assets at end of year	$7,377,279	$6,899,061	$19,328,208	$17,552,407

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	M10 Sub-Account		MB3 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020
Operations:
Net investment income (loss)	$(32,388)	$(29,953)	$(40,778)	$(32,121)
Net realized gains (losses)	452,609	260,284	630,459	465,668
Net change in unrealized appreciation (depreciation)	303,187	79,624	50,736	115,758

Increase (decrease) from operations	723,408	309,955	640,417	549,305

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	48,032	44,237	25,304	35,838
Transfers between Sub-Accounts (including the Fixed Account), net	(390,510)	(23,837)	(150,284)	(247,195)
Withdrawals, surrenders, annuitizations and contract charges	(471,944)	(404,917)	(362,194)	(262,221)

Increase (decrease) from contract owner transactions	(814,422)	(384,517)	(487,174)	(473,578)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	(23,801)	(21,422)	(12,327)	(18,941)
Transfers between Sub-Accounts, net	(7,037)	(6,205)	—	(839)
Adjustments to annuity reserves	72	2,187	2,706	11,081

Net annuitization activity	(30,766)	(25,440)	(9,621)	(8,699)

Total increase (decrease) in net assets	(121,780)	(100,002)	143,622	67,028
Net assets at beginning of year	3,347,951	3,447,953	2,920,183	2,853,155

Net assets at end of year	$3,226,171	$3,347,951	$3,063,805	$2,920,183

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	M42 Sub-Account		M06 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020
Operations:
Net investment income (loss)	$(31,340)	$(29,837)	$2,314	$6,208
Net realized gains (losses)	547,386	341,155	25,657	3,386
Net change in unrealized appreciation (depreciation)	(478,430)	486,578	(33,850)	10,263

Increase (decrease) from operations	37,616	797,896	(5,879)	19,857

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	106	30,654	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	(318,734)	(223,064)	3,987	1,114
Withdrawals, surrenders, annuitizations and contract charges	(317,880)	(199,645)	(115,572)	(6,943)

Increase (decrease) from contract owner transactions	(636,508)	(392,055)	(111,585)	(5,829)

Annuitization Activity:
Annuitizations	—	—	2,693	—
Annuity payments and contract charges	(1,358)	(1,005)	(2,130)	(1,866)
Transfers between Sub-Accounts, net	(9,222)	(7,308)	(740)	(752)
Adjustments to annuity reserves	(3,481)	(254)	(410)	1,457

Net annuitization activity	(14,061)	(8,567)	(587)	(1,161)

Total increase (decrease) in net assets	(612,953)	397,274	(118,051)	12,867
Net assets at beginning of year	2,569,117	2,171,843	307,179	294,312

Net assets at end of year	$1,956,164	$2,569,117	$189,128	$307,179

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	M33 Sub-Account		R03 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020
Operations:
Net investment income (loss)	$(29,502)	$(19,543)	$(34,833)	$(25,008)
Net realized gains (losses)	499,884	316,163	729,330	588,184
Net change in unrealized appreciation (depreciation)	305,242	187,959	(141,080)	304,464

Increase (decrease) from operations	775,624	484,579	553,417	867,640

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	1,544	910	53	53,470
Transfers between Sub-Accounts (including the Fixed Account), net	(209,261)	129,084	(258,057)	27,574
Withdrawals, surrenders, annuitizations and contract charges	(182,815)	(302,137)	(623,048)	(242,208)

Increase (decrease) from contract owner transactions	(390,532)	(172,143)	(881,052)	(161,164)

Annuitization Activity:
Annuitizations	5,752	9,127	—	—
Annuity payments and contract charges	(28,518)	(23,445)	(38,478)	(28,587)
Transfers between Sub-Accounts, net	(22,681)	(18,943)	—	(1,233)
Adjustments to annuity reserves	628	(1,080)	(2,695)	(34)

Net annuitization activity	(44,819)	(34,341)	(41,173)	(29,854)

Total increase (decrease) in net assets	340,273	278,095	(368,808)	676,622
Net assets at beginning of year	3,503,044	3,224,949	2,687,229	2,010,607

Net assets at end of year	$3,843,317	$3,503,044	$2,318,421	$2,687,229

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	W39 Sub-Account		W41 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020
Operations:
Net investment income (loss)	$(49,286)	$28,849	$(68,344)	$(27,427)
Net realized gains (losses)	291,445	411,103	639,498	407,735
Net change in unrealized appreciation (depreciation)	689,473	180,417	(348,420)	645,929

Increase (decrease) from operations	931,632	620,369	222,734	1,026,237

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	27,953	33,917	23,355	26,124
Transfers between Sub-Accounts (including the Fixed Account), net	46,686	(93,683)	(6,203)	(331,821)
Withdrawals, surrenders, annuitizations and contract charges	(617,782)	(399,127)	(536,373)	(478,453)

Increase (decrease) from contract owner transactions	(543,143)	(458,893)	(519,221)	(784,150)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	(11,798)	(9,410)	(9,273)	(10,626)
Transfers between Sub-Accounts, net	(10,380)	(8,390)	(4,643)	(19,314)
Adjustments to annuity reserves	6,432	2,354	(43,800)	(49,098)

Net annuitization activity	(15,746)	(15,446)	(57,716)	(79,038)

Total increase (decrease) in net assets	372,743	146,030	(354,203)	163,049
Net assets at beginning of year	5,528,085	5,382,055	4,877,645	4,714,596

Net assets at end of year	$5,900,828	$5,528,085	$4,523,442	$4,877,645

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	W42 Sub-Account
	December 31,	December 31,
	2021	2020
Operations:
Net investment income (loss)	$(93,169)	$(165,042)
Net realized gains (losses)	597,696	157,129
Net change in unrealized appreciation (depreciation)	533,140	2,702,890

Increase (decrease) from operations	1,037,667	2,694,977

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	185,259	79,727
Transfers between Sub-Accounts (including the Fixed Account), net	210,297	(551,937)
Withdrawals, surrenders, annuitizations and contract charges	(1,531,294)	(1,140,206)

Increase (decrease) from contract owner transactions	(1,135,738)	(1,612,416)

Annuitization Activity:
Annuitizations	—	—
Annuity payments and contract charges	(60,771)	(47,179)
Transfers between Sub-Accounts, net	(18,061)	(25,988)
Adjustments to annuity reserves	(18,917)	(18,389)

Net annuitization activity	(97,749)	(91,556)

Total increase (decrease) in net assets	(195,820)	991,005
Net assets at beginning of year	13,825,658	12,834,653

Net assets at end of year	$13,629,838	$13,825,658

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2021

1. BUSINESS AND ORGANIZATION

Keyport Variable Account A (the “Variable Account”) is a separate account of Delaware Life Insurance Company (the “Sponsor”), and was established as a funding vehicle for the variable portion of Keyport Advisor contracts, Keyport Advisor Vista contracts, Keyport Vista contracts, Keyport Charter contracts, Keyport Advisor Charter contracts, Keyport Optima contracts, Keyport Advisor Optima contracts, Keyport Latitude contracts, and certain other group and individual variable annuity contracts (the “Contracts”) issued by the Sponsor. The Variable Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust existing in accordance with the regulations of the Delaware Insurance Department and is an investment company. Accordingly, the Variable Account follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies.

The assets of the Variable Account are divided into “Sub-Accounts”. Each Sub-Account is invested in shares of a specific mutual fund (collectively the “Funds”), or series thereof, registered under the Investment Company Act of 1940, as amended.    The contract owners of the Variable Account direct the deposits into the Sub-Accounts of the Variable Account.

Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the Sponsor’s other assets and liabilities. Assets applicable to the Variable Account are not chargeable with liabilities arising out of any other business the Sponsor may conduct.

There were no Sub-Accounts held by the contract owners of the Variable Account that had name changes, merged, closed or commenced during the current year.

A summary of commencement dates related to Sub-Accounts held by the contract owners of the Variable Account (if commenced within the past five years) is as follows:

Sub-Account	Effective Date
AC4	April 26, 2019

KEYPORT VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires the Sponsor’s management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

Investment Valuation and Transactions

Investments made in mutual funds are carried at fair value and are valued at their closing net asset value as determined by the respective mutual fund, which in turn value their investments at fair value, as of December 31, 2021. Transactions are recorded on a trade date basis. Realized gains and losses on sales of investments are determined on the first in, first out basis basis. Dividend income and realized gain distributions are reinvested in additional fund shares and recognized on the ex-dividend date.

Units

The number of units credited is determined by dividing the dollar amount allocated to a Sub-Account by the unit value for that Sub-Account for the period during which the purchase payment was received. The unit value for each Sub-Account is established at $10.00 for the first period of that Sub-Account and is subsequently measured based on the performance of the investments and the contract charges selected by the contract holder, as discussed in Note 5.

Purchase Payments

Upon issuance of new contracts, the initial purchase payment is credited to the contract in the form of units. All subsequent purchase payments are applied using the unit values for the period during which the purchase payment is received.

Transfers

Transfers between Sub-Accounts requested by contract owners are recorded in the new Sub-Account upon receipt of the redemption proceeds at the net asset value at the time of receipt. In addition, transfers can be made between the Sub-Accounts and the “Fixed Account”. The Fixed Account is part of the general account of the Sponsor in which purchase payments or contract values may be allocated or transferred.

Withdrawals

At any time during the accumulation phase (the period before the first annuity payment), the contract owner may elect to receive a cash withdrawal payment under the contract. If the contract owner requests a full withdrawal, the contract owner will receive the value of their account at the end of period, less the contract maintenance charge for the current contract year and any applicable withdrawal charge. If the contract owner requests a partial withdrawal, the contract owner will receive the amount requested less any applicable withdrawal charge and the account value will be reduced by the amount requested. Any requests for partial withdrawals that would result in the value of the contract owner’s account being reduced to an amount less than the contract maintenance charge for the current contract year is treated as a request for a full withdrawal.

KEYPORT VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Annuitization

On the annuity commencement date, the contract’s accumulation account is canceled and its adjusted value is applied to provide an annuity. The adjusted value will be equal to the value of the accumulation account for the period that ends immediately before the annuity commencement date, reduced by any applicable premium taxes or similar taxes and a proportionate amount of the contract maintenance charge.

Annuity Payments

The amount of the first variable annuity payment is determined in accordance with the annuity payment rates found in the contract. The number of units to be credited in respect of a particular Sub-Account is determined by dividing that portion of the first variable annuity payment attributable to that Sub-Account by the annuity unit value of that Sub-Account for the period that ends immediately before the annuity commencement date. The number of units of each Sub-Account credited to the contract then remains fixed, unless an exchange of units is made. The dollar amount of each variable annuity payment after the first may increase, decrease or remain constant, depending on the investment performance of the Sub-Accounts.

Federal Income Taxes

The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code (the “Code”). Under existing federal income tax law, investment income and realized gain distributions earned by the Variable Account on contract owner reserves are not taxable, and therefore, no provision has been made for federal income taxes. In the event of a change in applicable tax law, the Sponsor will review this policy and if necessary a provision may be made in future years.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires Sponsor’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. The most significant estimates are fair value measurements of investments and the calculation for the reserve for variable annuities. Actual results could vary from the amounts derived from Sponsor management’s estimates.

Subsequent events

The Sponsor’s management has evaluated events subsequent to December 31, 2021 noting that there are no subsequent events requiring accounting adjustments or disclosure.

KEYPORT VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company)

3. FAIR VALUE MEASUREMENTS

The Sub-Accounts’ investments are carried at fair value. Fair value is an exit price, representing the amount that would be received from a sale of an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or liability. As a basis for considering such assumptions, FASB ASC Topic 820, “Fair Value Measurements and Disclosures”, establishes a three-tier value hierarchy, which prioritizes the inputs used in measuring fair value (i.e., Level 1, 2 and 3). Level 1 inputs are observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Variable Account has the ability to access at the measurement date. Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 3 inputs are unobservable inputs reflecting the reporting entity’s estimates of the assumptions that market participants would use in pricing the asset or liability. Topic 820 requires that a fair value measurement technique include an adjustment for risks inherent in a particular valuation technique (such as a pricing model) and/or the risks inherent in the inputs to the model, if market participants would also include such an adjustment.

The Variable Account has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into the three-level hierarchy described above. If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

The Variable Account uses the Funds’ closing net asset value to determine the fair value of its Sub-Accounts. As of December 31, 2021, the net assets held in the Variable Account were categorized as Level 1 assets under the Topic 820 hierarchy levels. There were no Level 2 or 3 investments in the Variable Account during the year ended December 31, 2021. There were no transfers between levels during the year ended December 31, 2021.

4. RELATED-PARTY TRANSACTIONS

Security Investors, LLC, one of the companies in the investment management businesses of Guggenheim Partners LLC and a related-party of the Sponsor, is the investment advisor to certain Rydex funds and charges a management fee at an annual rate 0.75% of the Rydex funds’ average daily net assets.

The Sponsor provides administrative services necessary for the operation of the Variable Account. The Sponsor absorbs all organizational expenses including the fees of registering the Variable Account and its contracts for distribution under federal and state securities laws.

Contracts sold to persons who are officers, directors, or employees of the Sponsor or an affiliate of the Sponsor are not subject to a contract maintenance charge, sales charge or the contingent deferred sales charges and have a mortality and expense risk charge of 0.35% per year.

5. CONTRACT CHARGES

Mortality and expense risk charges

Charges for mortality and expense risks are based on the value of the Sub-Account and are deducted from the Variable Account at the end of each valuation period to cover the risks assumed by the Sponsor. These charges are reflected on the Statements of Operations. The deductions are transferred periodically to the Sponsor. As of December 31, 2021, the deduction is at an effective annual rate of the average daily net asset value as follows:

Contracts	Mortality and Expense Risk
Keyport Advisor	1.25%
Keyport Advisor Charter	1.25%
Keyport Advisor Optima	1.25%
Keyport Charter	1.25%
Keyport Optima	1.25%
Keyport Latitude	1.25%
Keyport Advisor Vista	1.25%
Keyport Vista	1.25%

KEYPORT VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company)

5. CONTRACT CHARGES (CONTINUED)

Distribution charge

A daily deduction from the Variable Account is made for distribution costs incurred by the Sponsor at an effective annual rate of 0.15% of average net assets for Keyport Advisor, Keyport Advisor Charter, Keyport Advisor Optima, Keyport Charter, Keyport Optima, and Keyport Latitude. Keyport Advisor Vista and Keyport Vista have no distribution charges. These charges, where applicable, are reflected on the Statements of Operations as a component of “Distribution expense charges”.

Administration charges

For Keyport Advisor, Keyport Advisor Charter, Keyport Advisor Optima, Keyport Charter, Keyport Optima, and Keyport Latitude the administration charge (“Account Fee”) is $36. For Keyport Advisor Vista and Keyport Vista, the Account Fee is at an effective annual rate of 0.15% of contract value. These charges are reflected in the “Withdrawals, surrenders, annuitizations and contract charges” line on the Statements of Changes in Net Assets.

Optional benefit rider charges

Optional riders are available for Keyport Advisor Charter and Keyport Advisor Optima only. There is a yearly charge of 0.35% of the benefit base for a guaranteed income benefit rider, 0.05% of the benefit base for an enhanced death benefit (if purchased with income rider) and 0.10% of the benefit base for an enhanced death benefit (if purchased without the income rider). The charge is deducted from the value of the Variable Account and Fixed Account held by the contract holder and is reflected in the “Withdrawals, surrenders, annuitizations and contract charges” line on the Statements of Changes in Net Assets.

Surrender charges

The Sponsor does not deduct a sales charge from purchase payments. However, Keyport Advisor, Keyport Advisor Charter, Keyport Advisor Optima, Keyport Charter, Keyport Optima and Keyport Latitude have a surrender charge (contingent deferred sales charge) based on a graded table of charges which is deducted upon contract termination from the amount surrendered if the contract holder requests a full withdrawal prior to reaching the pay-out phase. Keyport Advisor Vista and Keyport Vista have no surrender charges. These charges are reflected in the “Withdrawals, surrenders, annuitizations and contract charges” line on the Statements of Changes in Net Assets.

Premium Taxes

A deduction, when applicable, is made for premium taxes or similar state or local taxes. It is currently the policy of the Sponsor to make this deduction from the certificate value upon full surrender (including surrender for the death benefit) or annuitization. The certificate value is the sum of the variable account value and the fixed account value under the policyholder’s certificates.

6. RESERVE FOR VARIABLE ANNUITIES

Reserve for variable annuities represents the actuarial present value of future contract benefits for those contract holders who are in the payout phase of their contract and chose the variable payout option. Determined at issue, annuity reserves are calculated using the 1983 Individual Annuitant Mortality Table, Annuity 2000 Table or 2012 Individual Annuitant Mortality Table and an assumed interest rate of 3.0% unless the annuitant elects otherwise, in which case the rate may vary from 3.0% to 6.0%, as regulated by the laws of the respective states. The mortality tables utilized are subject to change in conjunction with changes in the tables currently adopted by the National Association of Insurance Commissioners. The mortality risk is fully borne by the Sponsor and may result in additional amounts being transferred into the variable annuity account by the Sponsor to cover greater longevity of annuities than expected. Required adjustments to the reserves are accomplished by transfers to or from the Sponsor.

KEYPORT VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company)

7. INVESTMENT PURCHASES AND SALES

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2021 were as follows:

	Purchases	Sales
AL1	$2,764	$6,910
A70	515,178	644,356
AG9	24,689	60,218
A71	356,468	1,067,721
AL4	99,856	667,017
AC5	133,806	64,618
AM2	379,593	350,814
AC4	21,996	24,626
A51	753,155	515,903
C25	1,118,207	1,535,684
C49	259,723	796,439
C75	3,674,643	5,579,502
C36	64,981	203,138
C76	629,624	770,837
C37	249,000	499,157
C58	30,494	61,700
C59	153,579	998,266
C60	239,191	706,768
C66	619,983	1,377,859
C68	149,313	1,712,954
C39	13,289	202,593
C71	105,373	727,870
C72	202,379	460,059
151	783,674	691,435
C73	811,542	1,319,684
C69	133,319	295,459
C70	781,538	961,429
FD8	48,783	31,526
F97	1,209,283	1,535,912
F28	1,071,503	1,146,716
T21	68,995	77,100
V15	928,579	747,749
A39	213,177	613,813

KEYPORT VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company)

7. INVESTMENT PURCHASES AND SALES (CONTINUED)

	Purchases	Sales
A21	$993,019	$866,312
M80	1,127,916	1,103,228
M31	2,865,842	2,558,848
M10	160,625	938,878
MB3	436,990	576,669
M42	508,525	795,114
M06	31,801	141,235
M33	244,712	494,542
R03	225,538	980,635
W39	458,883	983,123
W41	749,782	815,318
W42	960,711	1,773,162

8. CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the year ended December 31, 2021 were as follows:

	Units	Units	Net Increase
	Issued	Redeemed	(Decrease)
AL1	215	474	(259)
A70	8,206	32,569	(24,363)
AG9	463	1,231	(768)
A71	10,870	32,341	(21,471)
AL4	5,731	45,690	(39,959)
AC5	8,139	4,164	3,975
AM2	14,083	15,243	(1,160)
AC4	560	1,416	(856)
A51	2,208	8,446	(6,238)
C25	59,582	73,050	(13,468)
C49	18,906	40,638	(21,732)
C75	535,961	711,644	(175,683)
C36	2,064	15,340	(13,276)
C76	32,551	57,787	(25,236)
C37	10,495	33,644	(23,149)
C58	1,638	4,513	(2,875)
C59	16,816	36,119	(19,303)
C60	9,148	19,523	(10,375)
C66	32,193	56,153	(23,960)

KEYPORT VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company)

8. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units	Units	Net Increase
	Issued	Redeemed	(Decrease)
C68	7,146	52,570	(45,424)
C39	161	3,545	(3,384)
C71	2,843	14,111	(11,268)
C72	49	2,302	(2,253)
151	14,191	18,072	(3,881)
C73	16,583	37,264	(20,681)
C69	6,420	24,500	(18,080)
C70	60,886	87,925	(27,039)
FD8	85	519	(434)
F97	8,750	52,693	(43,943)
F28	10,632	22,688	(12,056)
T21	2,105	2,615	(510)
V15	9,055	19,509	(10,454)
A39	4,672	22,778	(18,106)
A21	24,410	31,999	(7,589)
M80	2,879	15,115	(12,236)
M31	7,014	32,211	(25,197)
M10	3,049	32,541	(29,492)
MB3	3,289	24,507	(21,218)
M42	5,259	20,568	(15,309)
M06	1,298	6,229	(4,931)
M33	856	8,909	(8,053)
R03	3,504	43,577	(40,073)
W39	10,043	24,490	(14,447)
W41	4,420	13,783	(9,363)
W42	8,380	26,775	(18,395)

KEYPORT VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company)

8. CHANGES IN UNITS OUTSTANDING (CONTINUED)

The changes in units outstanding for the year ended December 31, 2020 were as follows:

	Units	Units	Net Increase
	Issued	Redeemed	(Decrease)
AL1	3,678	8,218	(4,540)
A70	37,768	58,644	(20,876)
AG9	75	1,379	(1,304)
A71	21,373	55,673	(34,300)
AL4	8,983	17,559	(8,576)
AC5	5,512	5,195	317
AM2	21,147	29,358	(8,211)
AC4	3,319	3,900	(581)
A51	2,075	10,475	(8,400)
C54	2,123	101,262	(99,139)
C55	6,114	134,988	(128,874)
C25	48,314	106,438	(58,124)
C49	30,477	43,020	(12,543)
C75	1,816,157	931,246	884,911
C36	3,598	13,205	(9,607)
C76	46,875	46,079	796
C37	21,373	47,945	(26,572)
C58	3,093	8,010	(4,917)
C59	19,799	55,043	(35,244)
C60	23,347	48,965	(25,618)
C66	24,599	53,745	(29,146)

KEYPORT VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company)

8. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units	Units	Net Increase
	Issued	Redeemed	(Decrease)
C68	33,072	90,156	(57,084)
C39	1,549	3,678	(2,129)
C71	22,696	27,777	(5,081)
C72	648	2,265	(1,617)
151	8,917	23,999	(15,082)
C73	32,597	59,199	(26,602)
C69	13,290	37,929	(24,639)
C70	121,893	330,475	(208,582)
FD8	481	3,162	(2,681)
F97	41,420	66,497	(25,077)
F28	39,972	61,098	(21,126)
T21	378	4,956	(4,578)
V15	12,550	25,096	(12,546)
A39	20,032	31,019	(10,987)
A21	23,446	67,264	(43,818)
M80	14,309	34,686	(20,377)
M31	12,248	43,439	(31,191)
M10	19,880	39,893	(20,013)
MB3	26,002	51,022	(25,020)
M42	27,574	41,449	(13,875)
M06	276	676	(400)
M33	3,399	8,232	(4,833)
R03	48,315	57,519	(9,204)
W39	20,356	36,169	(15,813)
W41	7,778	25,981	(18,203)
W42	16,253	48,133	(31,880)

9. TAX DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Code, a variable annuity contract, other than a pension plan contract, is not treated as an annuity contract for federal tax purposes for any period in which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury. The Sponsor believes that the Variable Account satisfies the current requirements of the regulations, and it intends that the Variable Account will continue to meet such requirements.

KEYPORT VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS

The summary of units outstanding, unit value (some of which may be rounded), net assets, investment income ratios, expense ratios (excluding expenses of the underlying mutual funds) and the total return, for each of the five years in the period ended December 31, is as follows:

	At December 31					For the year ended December 31
	Units	Unit Value[4]			Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]			Total Return[3]
AL1
2021	5,016	$22.0346	to	$21.6013	$90,255	0.26%	1.24%	to	1.39%	11.97%	to	11.80%
2020	5,275	19.6796	to	19.3215	94,543	1.71	1.24	to	1.39	7.90	to	7.74
2019	9,815	18.2386	to	17.9335	176,616	2.33	1.24	to	1.39	16.74	to	16.57
2018	10,274	15.6226	to	15.3843	158,603	1.69	1.24	to	1.39	(7.57)	to	(7.71)
2017	10,658	16.9022	to	16.6695	177,224	1.80	1.24	to	1.39	14.20	to	14.03
A70
2021	152,495	23.1302	to	20.3608	3,415,678	—	1.24	to	1.39	21.06	to	20.88
2020	176,858	19.1063	to	16.8439	3,282,674	0.46	1.24	to	1.39	37.36	to	37.16
2019	197,734	13.9093	to	12.2807	2,670,099	0.16	1.24	to	1.39	28.18	to	27.99
2018	231,148	10.8513	to	9.5951	2,440,397	—	1.24	to	1.39	(11.10)	to	(11.23)
2017	238,353	12.2062	to	11.8725	2,840,371	0.28	1.24	to	1.39	34.62	to	34.42
AG9
2021	10,965	47.0081	to	46.5710	510,608	0.83	1.24	to	1.39	26.58	to	26.39
2020	11,733	37.1379	to	36.8477	432,265	1.57	1.24	to	1.39	1.45	to	1.30
2019	13,037	36.6069	to	36.3753	472,943	1.25	1.24	to	1.39	22.39	to	22.20
2018	13,394	29.9110	to	29.7663	397,334	0.98	1.24	to	1.39	(6.78)	to	(6.92)
2017	13,973		31.9788		446,833	1.39	1.39			17.29
A71
2021	203,537	36.4219	to	33.6590	7,111,039	0.63	1.24	to	1.39	26.26	to	26.07
2020	225,008	28.8464	to	26.6980	6,284,571	1.33	1.24	to	1.39	1.21	to	1.05
2019	259,308	28.5028	to	26.4197	7,180,694	1.02	1.24	to	1.39	22.09	to	21.90
2018	309,901	23.3464	to	22.4464	7,058,382	0.75	1.24	to	1.39	(7.01)	to	(7.15)
2017	378,159	25.1070	to	24.1755	9,266,706	1.23	1.24	to	1.39	17.14	to	16.96
A72 [5]
2018	17,605	27.0070	to	26.3210	464,516	—	1.24	to	1.39	2.48	to	2.33
2017	18,119	26.3526	to	25.7220	467,076	—	1.24	to	1.39	32.50	to	32.30
AL4
2021	57,984	16.6259	to	14.4188	839,166	1.26	0.35	to	1.39	(1.80)	to	(2.81)
2020	97,943	16.9303	to	14.8364	1,464,640	3.38	0.35	to	1.39	5.58	to	4.49
2019	106,519	16.0350	to	14.1991	1,523,083	2.92	0.35	to	1.39	7.82	to	6.71
2018	115,394	14.8714	to	13.3064	1,509,393	1.24	0.35	to	1.39	(1.07)	to	(2.10)
2017	131,492	15.0318	to	13.5914	1,801,192	3.28	0.35	to	1.39	3.15	to	2.09
AC5
2021	33,069	14.2259	to	13.9374	461,006	1.45	1.24	to	1.39	(2.85)	to	(3.00)
2020	29,094	14.6436	to	14.3681	417,397	3.32	1.24	to	1.39	4.34	to	4.18
2019	28,777	14.0349	to	13.7915	395,919	2.70	1.24	to	1.39	6.66	to	6.50
2018	41,140	13.1582	to	12.9493	530,481	0.97	1.24	to	1.39	(2.24)	to	(2.39)
2017	46,640	13.4598	to	13.2661	618,291	3.03	1.24	to	1.39	2.00	to	1.85

KEYPORT VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
	Units	Unit Value[4]			Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]			Total Return[3]
AM2
2021	31,922	$25.0416	to	$24.2468	$776,950	-%	1.24%	to	1.39%	6.68%	to	6.52%
2020	33,082	23.4745	to	22.7635	758,764	1.09	1.24	to	1.39	28.00	to	27.81
2019	41,293	18.3396	to	17.8108	741,605	0.28	1.24	to	1.39	25.66	to	25.47
2018	46,441	14.5944	to	14.1948	663,518	0.43	1.24	to	1.39	(18.62)	to	(18.75)
2017	42,860	17.9343	to	17.4696	753,042	0.84	1.24	to	1.39	32.98	to	32.78
AC4
2021	10,916	18.7987	to	18.7234	186,430	—	1.24	to	1.39	27.07	to	26.88
2020	11,772	14.7945	to	14.7573	165,391	—	1.24	to	1.39	33.48	to	33.28
2019	12,353	11.0840	to	11.0727	133,674	—	1.24	to	1.39	10.84	to	10.73
AL86
2018	1,961		45.8272		89,236	1.89		1.39			(5.46)
2017	2,175		48.4753		104,789	1.81		1.39			5.07
A51
2021	35,779	72.1466	to	53.1495	1,931,859	—	0.35	to	1.39	(6.39)	to	(7.36)
2020	42,017	77.0704	to	57.3712	2,447,241	1.03	0.35	to	1.39	66.57	to	64.84
2019	50,417	46.2704	to	34.8044	1,758,702	—	0.35	to	1.39	28.88	to	27.55
2018	61,117	35.9007	to	27.2867	1,672,837	—	0.35	to	1.39	1.08	to	0.03
2017	70,709	35.5174	to	27.2795	1,931,540	—	0.35	to	1.39	28.28	to	26.96
C54 [7]
2019	99,139	55.2490	to	25.7733	6,299,835	2.00	0.35	to	1.39	20.71	to	19.46
2018	115,333	45.7698	to	21.5745	6,097,357	1.47	0.35	to	1.39	(4.86)	to	(5.85)
2017	136,786	48.1083	to	22.9153	7,729,901	1.57	0.35	to	1.39	15.22	to	14.03
C55 [8]
2019	128,874	66.1081	to	24.7448	7,655,182	1.76	1.24	to	1.39	19.38	to	19.20
2018	148,551	55.3781	to	20.7595	7,323,435	1.28	1.24	to	1.39	(5.98)	to	(6.12)
2017	161,794	58.1845	to	56.0550	8,493,855	1.40	1.24	to	1.39	13.95	to	13.78
C25
2021	584,403	22.9829	to	22.6185	13,242,439	—	1.24	to	1.39	24.61	to	24.42
2020	597,871	18.4444	to	18.1791	10,876,588	—	1.24	to	1.39	(0.10)	to	(0.25)
2019	655,995	18.4633	to	18.2251	11,969,389	—	1.24	to	1.39	22.54	to	22.35
2018	752,739	15.0675	to	14.8954	11,083,770	—	1.24	to	1.39	(6.90)	to	(7.04)
2017	869,746	16.1844	to	16.0236	13,781,565	—	1.24	to	1.39	12.97	to	12.80
C49
2021	233,750	22.3912	to	22.0361	5,143,417	—	1.24	to	1.39	24.34	to	24.16
2020	255,482	18.0078	to	17.7488	4,530,424	—	1.24	to	1.39	(0.35)	to	(0.50)
2019	268,025	18.0706	to	17.8374	4,776,700	—	1.24	to	1.39	22.23	to	22.05
2018	311,721	14.7841	to	14.6151	4,553,955	—	1.24	to	1.39	(7.17)	to	(7.31)
2017	384,197	15.9263	to	15.7680	6,049,864	—	1.24	to	1.39	12.72	to	12.55
C75
2021	2,057,391	10.1123	to	9.2385	18,933,286	0.02	0.35	to	1.39	(0.33)	to	(1.36)
2020	2,233,074	10.1458	to	9.3660	20,798,329	0.23	0.35	to	1.39	(0.05)	to	(1.08)
2019	1,348,163	10.1504	to	9.4685	12,793,780	1.90	0.35	to	1.39	1.54	to	0.48
2018	1,456,293	9.9969	to	9.4228	13,698,589	1.47	0.35	to	1.39	1.16	to	0.11
2017	1,636,615	9.8825	to	9.4129	15,429,320	0.41	0.35	to	1.39	0.07	to	(0.96)

KEYPORT VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
					Net	Income	Expense Ratio
	Units	Unit Value[4]			Assets	Ratio[1]	lowest to highest[2]			Total Return[3]
C36
2021	35,177	$13.7571	to	$13.5794	$486,830	8.83%	1.24%	to	1.39%	3.21%	to	3.05%
2020	48,453	13.3294	to	13.1770	635,032	4.96	1.24	to	1.39	4.59	to	4.43
2019	58,060	12.7448	to	12.6179	732,741	5.12	1.24	to	1.39	15.03	to	14.86
2018	61,373	11.0793	to	10.9855	673,822	4.98	1.24	to	1.39	(4.95)	to	(5.09)
2017	66,950	11.6560	to	11.5747	775,223	6.21	1.24	to	1.39	5.25	to	5.09
C76
2021	173,937	13.4900	to	13.3158	2,313,485	9.00	1.24	to	1.39	2.85	to	2.70
2020	199,173	13.1156	to	12.9656	2,579,438	4.58	1.24	to	1.39	4.37	to	4.21
2019	198,377	12.5667	to	12.4417	2,466,064	4.86	1.24	to	1.39	14.69	to	14.52
2018	196,757	10.9568	to	10.8641	2,135,305	4.67	1.24	to	1.39	(5.09)	to	(5.24)
2017	263,977	11.5450	to	11.4645	3,023,162	5.97	1.24	to	1.39	4.89	to	4.73
C37
2021	269,955	16.0610	to	14.3717	3,879,597	1.27	0.35	to	1.39	9.57	to	8.44
2020	293,104	14.6576	to	13.2529	3,884,746	1.68	0.35	to	1.39	8.73	to	7.61
2019	319,676	13.4801	to	12.3161	3,939,097	2.12	0.35	to	1.39	25.03	to	23.74
2018	358,815	10.7812	to	9.9532	3,549,897	2.81	0.35	to	1.39	(16.93)	to	(17.79)
2017	400,926	12.9778	to	12.1072	4,805,356	2.06	0.35	to	1.39	27.08	to	25.77
C58
2021	35,755	14.2171	to	13.9916	508,332	1.08	1.24	to	1.39	8.39	to	8.23
2020	38,630	13.1166	to	12.9279	510,918	1.43	1.24	to	1.39	7.48	to	7.32
2019	43,547	12.2038	to	12.0462	525,961	1.83	1.24	to	1.39	23.60	to	23.42
2018	48,970	9.8732	to	9.7604	480,235	2.57	1.24	to	1.39	(17.85)	to	(17.97)
2017	54,593	12.0178	to	11.8984	642,288	1.88	1.24	to	1.39	25.62	to	25.43
C59
2021	182,983	48.5474	to	43.4431	7,927,884	—	0.35	to	1.39	28.28	to	26.95
2020	202,286	37.8445	to	34.2193	6,910,054	—	0.35	to	1.39	34.26	to	32.87
2019	237,530	28.1869	to	25.7539	6,119,252	—	0.35	to	1.39	35.43	to	34.02
2018	276,905	20.8136	to	19.2158	5,271,548	—	0.35	to	1.39	(4.28)	to	(5.27)
2017	316,022	21.7433	to	20.2854	6,324,257	—	0.35	to	1.39	27.69	to	26.37
C60
2021	129,102	42.9775	to	42.2961	5,463,892	—	1.24	to	1.39	26.77	to	26.58
2020	139,477	33.9018	to	33.4143	4,661,774	—	1.24	to	1.39	32.75	to	32.55
2019	165,095	25.5382	to	25.2087	4,085,931	—	1.24	to	1.39	33.86	to	33.66
2018	171,409	19.0780	to	18.8601	3,236,031	—	1.24	to	1.39	(5.33)	to	(5.47)
2017	216,013	20.1512	to	19.9511	4,310,820	—	1.24	to	1.39	26.27	to	26.08
C66
2021	242,580	26.8730	to	26.4469	6,415,997	—	1.24	to	1.39	30.70	to	30.50
2020	266,540	20.5611	to	20.2654	5,402,198	—	1.24	to	1.39	6.15	to	5.99
2019	295,686	19.3695	to	19.1196	5,652,722	—	1.24	to	1.39	30.00	to	29.81
2018	353,344	14.8994	to	14.7292	5,204,670	—	1.24	to	1.39	(14.37)	to	(14.50)
2017	393,631	17.3994	to	17.2266	6,775,043	—	1.24	to	1.39	12.15	to	11.98

KEYPORT VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
					Net	Income	Expense Ratio
	Units	Unit Value[4]			Assets	Ratio[1]	lowest to highest[2]			Total Return[3]
C68
2021	313,861	$35.7455	to	$35.1788	$10,955,410	-%	1.24%	to	1.39%	26.49%	to	26.30%
2020	359,285	28.2604	to	27.8540	9,978,660	—	1.24	to	1.39	16.29	to	16.11
2019	416,369	24.3019	to	23.9884	9,968,588	—	1.24	to	1.39	29.18	to	28.98
2018	478,509	18.8129	to	18.5980	8,893,253	—	1.24	to	1.39	(6.13)	to	(6.27)
2017	515,545	20.0415	to	19.8424	10,228,976	—	1.24	to	1.39	19.72	to	19.54
C39
2021	16,639	58.3188	to	56.3794	885,612	0.66	1.24	to	1.39	27.60	to	27.40
2020	20,023	45.7062	to	44.2523	856,586	0.62	1.24	to	1.39	7.45	to	7.29
2019	22,152	42.5362	to	41.2450	902,816	0.50	1.24	to	1.39	19.84	to	19.66
2018	36,086	35.4935	to	34.4676	1,244,625	0.41	1.24	to	1.39	(19.03)	to	(19.15)
2017	39,839	43.8332	to	42.6304	1,694,352	0.51	1.24	to	1.39	12.90	to	12.74
C71
2021	52,313	56.1809	to	54.3125	2,841,857	0.50	1.24	to	1.39	27.22	to	27.03
2020	63,581	44.1618	to	42.7570	2,724,781	0.34	1.24	to	1.39	7.25	to	7.09
2019	68,662	41.1766	to	39.9266	2,746,345	0.27	1.24	to	1.39	19.49	to	19.31
2018	75,155	34.4598	to	33.4637	2,520,802	0.18	1.24	to	1.39	(19.18)	to	(19.31)
2017	73,973	42.6395	to	41.4694	3,057,334	0.32	1.24	to	1.39	12.58	to	12.41
C72
2021	6,197	181.2812	to	173.7701	1,077,861	—	1.24	to	1.39	(4.10)	to	(4.24)
2020	8,450	189.0317	to	181.4712	1,545,940	—	1.24	to	1.39	69.01	to	68.76
2019	10,067	111.8456	to	107.5332	1,093,216	—	1.24	to	1.39	38.96	to	38.75
2018	11,002	80.4566	to	77.4993	884,520	—	1.24	to	1.39	(2.97)	to	(3.12)
2017	13,331	82.9510	to	79.9925	1,070,592	—	1.24	to	1.39	27.66	to	27.47
151
2021	157,315	38.7664	to	26.6717	5,851,485	5.37	1.24	to	1.39	0.83	to	0.68
2020	161,196	38.4472	to	26.4918	5,934,919	3.62	1.24	to	1.39	5.50	to	5.34
2019	176,278	36.4442	to	25.1493	6,167,894	3.75	1.24	to	1.39	9.01	to	8.85
2018	203,526	33.4306	to	23.1042	6,499,466	3.47	1.24	to	1.39	(1.62)	to	(1.77)
2017	234,670	33.9826	to	23.5211	7,678,407	2.95	1.24	to	1.39	5.05	to	4.90
C73
2021	155,330	36.8678	to	25.3655	5,441,298	5.25	1.24	to	1.39	0.37	to	0.22
2020	176,011	36.7301	to	25.3086	6,163,245	3.41	1.24	to	1.39	5.30	to	5.15
2019	202,613	34.8798	to	24.0697	6,756,889	3.67	1.24	to	1.39	8.86	to	8.70
2018	212,414	32.0413	to	22.1441	6,500,962	3.34	1.24	to	1.39	(1.87)	to	(2.02)
2017	246,637	32.1640	to	22.6008	7,720,266	2.72	1.24	to	1.39	4.59	to	4.44
C69
2021	171,707	11.3812	to	11.2008	1,920,756	2.04	1.24	to	1.39	(2.17)	to	(2.32)
2020	189,787	12.6814	to	11.4666	2,173,854	2.59	0.35	to	1.39	4.72	to	3.63
2019	214,426	12.1098	to	11.0645	2,372,531	2.71	0.35	to	1.39	6.36	to	5.26
2018	243,855	11.3855	to	10.5115	2,565,067	2.92	0.35	to	1.39	1.50	to	0.44
2017	288,989	11.2178	to	10.4655	3,029,228	2.87	0.35	to	1.39	2.98	to	1.92

KEYPORT VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
					Net	Income	Expense Ratio
	Units	Unit Value[4]			Assets	Ratio[1]	lowest to highest[2]			Total Return[3]
C70
2021	547,980	$11.0796	to	$10.9039	$6,006,071	1.80%	1.24%	to	1.39%	(2.42%)	to	(2.57%)
2020	575,019	11.3544	to	11.1911	6,471,062	2.40	1.24	to	1.39	3.55	to	3.40
2019	783,601	10.9649	to	10.8234	8,513,552	2.51	1.24	to	1.39	5.18	to	5.03
2018	844,548	10.4244	to	10.3052	8,711,671	2.57	1.24	to	1.39	0.34	to	0.19
2017	1,001,882	10.3894	to	10.2861	10,344,149	2.63	1.24	to	1.39	1.72	to	1.57
FD8
2021	9,761	50.4420	to	54.1151	528,213	0.12	1.24	to	1.39	22.74	to	22.55
2020	10,195	41.0972	to	44.1559	449,928	0.05	1.24	to	1.39	31.69	to	31.50
2019	12,876	31.2068	to	33.5797	432,260	0.39	1.24	to	1.39	28.22	to	28.03
2018	13,378	24.3382	to	26.2281	350,052	0.32	1.24	to	1.39	(6.34)	to	(6.49)
2017	15,951	25.9870	to	28.0470	447,221	0.61	1.24	to	1.39	21.98	to	21.80
F97
2021	266,375	32.9871	to	31.9402	8,537,053	1.62	1.24	to	1.39	23.07	to	22.89
2020	310,318	26.8037	to	25.9919	8,132,834	1.63	1.24	to	1.39	5.12	to	4.97
2019	335,395	25.4972	to	24.7621	8,373,757	1.80	1.24	to	1.39	25.54	to	25.35
2018	377,158	20.3101	to	19.7541	7,514,405	1.96	1.24	to	1.39	(9.67)	to	(9.81)
2017	426,487	22.4848	to	21.9022	9,413,382	1.48	1.24	to	1.39	11.26	to	11.10
F28
2021	133,371	52.5292	to	50.8625	6,734,346	—	1.24	to	1.39	10.29	to	10.13
2020	145,427	47.6271	to	46.1851	6,719,332	—	1.24	to	1.39	66.15	to	65.90
2019	166,553	28.6647	to	27.8385	4,639,525	—	1.24	to	1.39	38.76	to	38.55
2018	198,710	20.6575	to	20.0921	3,999,984	0.09	1.24	to	1.39	10.82	to	10.65
2017	259,891	18.6408	to	18.1579	4,701,933	0.10	1.24	to	1.39	32.53	to	32.33
T21
2021	12,588	25.9561	to	25.0957	315,663	0.87	1.24	to	1.39	(6.90)	to	(7.04)
2020	13,098	27.8806	to	26.9969	354,009	4.17	1.24	to	1.39	15.73	to	15.56
2019	17,676	24.0901	to	23.3615	414,056	1.02	1.24	to	1.39	25.13	to	24.95
2018	22,419	19.2514	to	18.6971	420,440	0.86	1.24	to	1.39	(16.84)	to	(16.96)
2017	23,457	23.1498	to	22.5172	530,512	0.98	1.24	to	1.39	38.68	to	38.48
V15
2021	150,114	37.7312	to	37.1883	5,596,756	—	1.24	to	1.39	10.55	to	10.38
2020	160,568	34.1317	to	33.6910	5,429,782	0.07	1.24	to	1.39	40.59	to	40.38
2019	173,114	24.2766	to	23.9991	4,154,879	—	1.24	to	1.39	35.07	to	34.87
2018	206,986	17.9734	to	17.7946	3,683,564	—	1.24	to	1.39	(4.82)	to	(4.96)
2017	213,813	18.8836	to	18.7238	3,981,850	0.08	1.24	to	1.39	25.78	to	25.59
A39
2021	166,047	30.3214	to	29.6177	4,897,695	0.66	1.24	to	1.39	26.16	to	25.98
2020	184,153	24.0332	to	23.5106	4,340,360	1.34	1.24	to	1.39	12.44	to	12.27
2019	195,140	21.3737	to	20.9404	4,090,205	0.92	1.24	to	1.39	27.37	to	27.18
2018	238,859	16.7803	to	16.4647	3,939,704	0.88	1.24	to	1.39	(10.52)	to	(10.65)
2017	271,126	18.7530	to	18.4280	4,994,545	1.02	1.24	to	1.39	11.78	to	11.62
A21
2021	188,031	20.5985	to	27.3949	5,081,260	1.25	1.24	to	1.39	4.58	to	4.43
2020	195,620	19.6959	to	26.2336	5,057,619	2.32	1.24	to	1.39	12.59	to	12.42
2019	239,438	17.4942	to	23.3361	5,505,020	1.50	1.24	to	1.39	26.99	to	26.80
2018	285,625	13.7763	to	18.4043	5,183,227	2.01	1.24	to	1.39	(16.03)	to	(16.16)
2017	321,848	16.4064	to	21.9509	7,005,816	1.42	1.24	to	1.39	21.49	to	21.31

KEYPORT VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company)

10.	FINANCIAL HIGHLIGHTS

	At December 31					For the year ended December 31
	Units	Unit Value[4]			Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]			Total Return[3]
M80
2021	91,232	$84.4116	to	$61.0167	$7,377,279	-%	1.24%	to	1.39%	21.72%	to	21.54%
2020	103,468	69.3503	to	50.2047	6,899,061	—	1.24	to	1.39	29.91	to	29.72
2019	123,845	53.3834	to	38.7038	6,368,141	—	1.24	to	1.39	36.08	to	35.88
2018	146,079	39.2296	to	28.4847	5,531,542	—	1.24	to	1.39	1.14	to	0.99
2017	166,398	38.7871	to	37.5799	6,229,109	—	1.24	to	1.39	29.47	to	29.28
M31
2021	225,240	117.3909	to	64.1971	19,328,208	—	0.35	to	1.39	23.10	to	21.83
2020	250,437	95.3617	to	52.6952	17,552,407	—	0.35	to	1.39	31.39	to	30.03
2019	281,628	72.5766	to	40.5248	15,142,400	—	0.35	to	1.39	37.67	to	36.24
2018	323,518	52.7194	to	29.7448	12,579,044	0.09	0.35	to	1.39	2.31	to	1.24
2017	363,146	51.5300	to	29.3796	13,987,398	0.10	0.35	to	1.39	30.95	to	29.60
MB3
2021	116,429	26.4350	to	26.1686	3,063,805	0.03	1.24	to	1.39	24.11	to	23.92
2020	137,647	21.2999	to	21.1168	2,920,183	0.22	1.24	to	1.39	20.69	to	20.51
2019	162,667	17.6488	to	17.5233	2,853,155	0.33	1.24	to	1.39	37.86	to	37.66
2018	197,050	12.8017	to	12.7297	2,508,780	0.32	1.24	to	1.39	(0.67)	to	(0.82)
2017	251,103	12.8882	to	12.8351	3,224,420	0.42	1.24	to	1.39	26.53	to	26.34
M10
2021	100,052	33.2790	to	32.2229	3,226,171	0.40	1.24	to	1.39	24.95	to	24.76
2020	129,544	26.6342	to	25.8276	3,347,951	0.43	1.24	to	1.39	12.20	to	12.03
2019	149,557	23.7392	to	23.0548	3,447,953	0.47	1.24	to	1.39	29.63	to	29.43
2018	164,849	18.3133	to	17.8119	2,939,220	0.43	1.24	to	1.39	(6.88)	to	(7.02)
2017	202,739	19.6657	to	19.1562	3,886,160	0.54	1.24	to	1.39	21.52	to	21.33
M42
2021	49,818	40.7825	to	39.4880	1,956,164	—	1.24	to	1.39	0.32	to	0.17
2020	65,127	40.6525	to	39.4212	2,569,117	—	1.24	to	1.39	43.79	to	43.57
2019	79,002	28.2731	to	27.4579	2,171,843	—	1.24	to	1.39	39.53	to	39.32
2018	90,764	20.2627	to	19.7079	1,794,447	—	1.24	to	1.39	(2.94)	to	(3.08)
2017	67,625	20.8757	to	20.3347	1,370,663	—	1.24	to	1.39	24.78	to	24.59
M06
2021	8,431	22.7118	to	22.5006	189,128	2.50	1.24	to	1.39	(2.04)	to	(2.18)
2020	13,362	23.1840	to	23.0028	307,179	3.48	1.24	to	1.39	7.13	to	6.97
2019	13,762	21.6416	to	21.5047	294,312	3.43	1.24	to	1.39	8.85	to	8.68
2018	14,026	19.8826	to	19.7863	275,603	3.19	1.24	to	1.39	(2.31)	to	(2.46)
2017	15,289		20.2853		310,274	3.35			1.39		3.02
M33
2021	65,226	73.8027	to	44.2506	3,843,317	0.55	0.35	to	1.39	24.37	to	23.08
2020	73,279	59.3434	to	35.9529	3,503,044	0.74	0.35	to	1.39	16.18	to	14.98
2019	78,112	51.0768	to	31.2691	3,224,949	0.77	0.35	to	1.39	32.48	to	31.11
2018	89,765	38.5538	to	23.8492	2,762,912	0.69	0.35	to	1.39	(4.71)	to	(5.70)
2017	110,546	40.4573	to	33.6113	3,629,764	1.34	0.35	to	1.39	22.94	to	21.67
R03
2021	92,468	25.8956	to	25.0737	2,318,421	—	1.24	to	1.39	24.00	to	23.81
2020	132,541	20.8843	to	20.2517	2,687,229	0.29	1.24	to	1.39	43.17	to	42.95
2019	141,745	14.5872	to	14.1666	2,010,607	0.13	1.24	to	1.39	35.17	to	34.97
2018	154,857	10.7914	to	10.4959	1,637,370	—	1.24	to	1.39	(3.03)	to	(3.17)
2017	199,732	11.1282	to	10.8398	2,177,916	—	1.24	to	1.39	29.51	to	29.32

KEYPORT VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS

	At December 31					For the year ended December 31
						Investment
					Net	Income	Expense Ratio
	Units	Unit Value[4]			Assets	Ratio[1]	lowest to highest[2]			Total Return[3]
W39
2021	146,555	$41.4225	to	$40.1275	$5,900,828	0.55%	1.24%	to	1.39%	17.34%	to	17.17%
2020	161,002	35.3000	to	34.2476	5,528,085	2.00	1.24	to	1.39	12.95	to	12.78
2019	176,815	31.2527	to	30.3666	5,382,055	0.80	1.24	to	1.39	28.39	to	28.20
2018	206,026	24.3423	to	23.6875	4,896,431	2.02	1.24	to	1.39	(18.72)	to	(18.84)
2017	215,273	29.9490	to	29.1874	6,291,416	1.20	1.24	to	1.39	31.28	to	31.08
W41
2021	83,697	57.7127	to	55.9085	4,523,442	—	1.24	to	1.39	4.53	to	4.37
2020	93,060	55.2139	to	53.5679	4,877,645	0.76	1.24	to	1.39	25.09	to	24.90
2019	111,263	44.1403	to	42.8887	4,714,596	0.07	1.24	to	1.39	27.71	to	27.52
2018	129,582	34.5640	to	33.6342	4,343,040	0.16	1.24	to	1.39	(13.50)	to	(13.63)
2017	137,521	39.9580	to	38.9417	5,357,417	0.17	1.24	to	1.39	25.11	to	24.93
W42
2021	216,433	65.4513	to	63.4050	13,629,838	0.74	1.24	to	1.39	7.56	to	7.40
2020	234,828	60.8531	to	59.0389	13,825,658	—	1.24	to	1.39	22.69	to	22.51
2019	266,708	49.5980	to	48.1915	12,834,653	0.26	1.24	to	1.39	29.49	to	29.29
2018	308,741	38.3039	to	37.2735	11,506,499	0.09	1.24	to	1.39	(2.68)	to	(2.83)
2017	341,630	39.3603	to	38.3591	13,103,388	—	1.24	to	1.39	18.11	to	17.94

[1]

Represents the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, which are net of management fees assessed by the fund manager, divided by the average net assets. The ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying mutual fund in which the Sub-Accounts invest.

[2]

Ratio represents the contract expenses of the Sub-Account, consisting primarily of mortality and expense charges, and distribution charges. The ratio includes only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying mutual fund are excluded.

[3]

Ratio represents the total return for the year indicated, including changes in the value of the underlying mutual fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in reduction in the total return presented. The total return is calculated for each period indicated or from the effective date through the end of the reporting period using the unit value of the beginning period that corresponds to the lowest or highest ending period unit value disclosed. The total returns are presented as a range of maximum to minimum values based on the product grouping representing the corresponding lowest to highest expense ratio amounts

[4]

The unit values are presented as a range of maximum to minimum values based on the product grouping representing the corresponding lowest to highest expense ratio amounts. Some unit values may be outside of the range due to timing of the related Sub-Account level’s commencement date. Unit values of product pricing levels with zero units during the period are excluded when determining the range.

[5]	Sub-Account A72 merged into Sub-Account AC4 on April 26, 2019.

[6]	Sub-Account AL8 merged into Sub-Account C75 on April 24, 2019.

[7]	Sub-Account C54 merged into Sub-Account C75 on April 24, 2020.

[8]	Sub-Account C55 merged into Sub-Account C75 on April 24, 2020

Delaware Life Insurance Company

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

Reports of Independent Auditors

Statutory Financial Statements as of

December 31, 2021 and 2020 and for the Years

Ended December 31, 2021, 2020 and 2019

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Holdings, LLC)

KPMG LLP

One Financial Plaza

755 Main Street

Hartford, CT 06103

Independent Auditors’ Report

The Board of Directors

Delaware Life Insurance Company:

Opinions

We have audited the financial statements of Delaware Life Insurance Company (the Company), which comprise the statutory statement of admitted assets, liabilities, and capital stock and surplus as of December 31, 2021, and the related statutory statements of operations, changes in capital stock and surplus, and cash flow for the year then ended, and the related notes to the financial statements.

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital stock and surplus of the Company as of December 31, 2021, and the results of its operations and its cash flow for the year then ended in accordance with accounting practices prescribed or permitted by the Delaware Department of Insurance described in Note 1.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2021, or the results of its operations or its cash flows for the year then ended.

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company using accounting practices prescribed or permitted by the Delaware Department of Insurance, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles. The effects on the financial statements of the variances between the statutory accounting practices described in Note 1 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting practices prescribed or permitted by the Delaware Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

/s/ KPMG LLP

Hartford, Connecticut

April 28, 2022

Report of Independent Auditors

To the Board of Directors of

Delaware Life Insurance Company

We have audited the accompanying statutory financial statements of Delaware Life Insurance Company, which comprise the statutory statements of admitted assets, liabilities and capital stock and surplus as of December 31, 2020, and the related statutory statements of operations and changes in capital stock and surplus, and of cash flows for each of the two years in the period ended December 31, 2020.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Delaware Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Delaware Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2020, or the results of its operations or its cash flows for each of the two years in the period ended December 31, 2020.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2020, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 2020, in accordance with the accounting practices prescribed or permitted by the Delaware Department of Insurance described in Note 1.

/s/ PricewaterhouseCoopers LLP

Hartford, Connecticut

April 28, 2021

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES, AND CAPITAL STOCK AND SURPLUS

AS OF DECEMBER 31, 2021 AND 2020 (IN THOUSANDS EXCEPT SHARE AND PER SHARE DATA)

ADMITTED ASSETS	2021	2020
GENERAL ACCOUNT ASSETS
Bonds	$13,204,813	$12,808,660
Preferred stocks	1,227,981	939,125
Common stocks	551,699	881,233
Mortgage loans on real estate	960,456	456,382
Cash, cash equivalents and short-term investments	2,399,198	1,401,303
Contract loans	373,116	392,136
Derivatives	481,781	702,736
Other invested assets	1,567,791	908,261
Mortgage escrow funds	1,798	1,616
Receivables for securities	470,229	163,473
Investment income due and accrued	256,611	237,294
Amounts recoverable from reinsurers	11,442	12,748
Other amounts receivable under reinsurance contracts	1,416	21,994
Current federal and foreign income tax recoverable	11,936	45,609
Net deferred tax asset	11,533	31,997
Electronic data processing equipment and software	327	101
Receivables from parent, subsidiaries and affiliates	2,317	2,410
Reinsurance deposit asset	144,802	395,678
Other assets	23,505	19,623

Total general account assets	21,702,751	19,422,379
SEPARATE ACCOUNT ASSETS	22,677,937	22,324,504

TOTAL ADMITTED ASSETS	$44,380,688	$41,746,883

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES, AND CAPITAL STOCK AND SURPLUS

AS OF DECEMBER 31, 2021 AND 2020 (IN THOUSANDS EXCEPT SHARE AND PER SHARE DATA)

LIABILITIES, CAPITAL STOCK AND SURPLUS	2021	2020
GENERAL ACCOUNT LIABILITIES
Aggregate reserve for life contracts	$16,058,883	$15,188,297
Aggregate reserve for accident and health contracts	983	337
Liability for deposit-type contracts	1,363,403	941,896
Contract claims	36,656	38,501
Other amounts payable on reinsurance	22,710	36,149
Interest maintenance reserve	27,764	31,109
Commissions to agents due or accrued	31,701	24,595
General expenses due or accrued	33,178	30,591
Transfers from Separate Accounts due or accrued (net)	(109,403)	(85,448)
Remittances and items not allocated	24,935	27,116
Borrowed money and accrued interest thereon	93,000	—
Asset valuation reserve	234,423	290,667
Payable for securities	1,101,003	354,741
Payable to parent and affiliates	57,428	21,352
Reinsurance in unauthorized and certified companies	—	649
Funds held under reinsurance treaties with unauthorized and certified reinsurers	253,772	262,997
Funds held under coinsurance	152,630	398,782
Derivatives	155,408	238,061
Other liabilities	87,936	23,443

Total general account liabilities	19,626,410	17,823,835
SEPARATE ACCOUNT LIABILITIES	22,677,936	22,324,502

Total liabilities	42,304,346	40,148,337
CAPITAL STOCK AND SURPLUS
Common capital stock, $1,000 par value – 10,000 shares authorized; 6,437 shares issued and outstanding	6,437	6,437

Surplus notes	390,213	557,500
Gross paid in and contributed surplus	1,425,920	777,939
Unassigned funds	253,772	256,670

Total surplus	2,069,905	1,592,109

Total capital stock and surplus	2,076,342	1,598,546

TOTAL LIABILITIES, CAPITAL STOCK AND SURPLUS	$44,380,688	$41,746,883

See notes to the statutory financial statements.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

STATUTORY STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019 (IN THOUSANDS)

	2021	2020	2019
INCOME:
Premiums and annuity considerations	$2,292,669	$2,668,116	$2,412,284
Considerations for supplementary contracts with life contingencies	29,963	29,823	42,186
Net investment income	882,824	439,413	426,912
Amortization of interest maintenance reserve	8,765	6,154	9,296
Commissions and expense allowances on reinsurance ceded	108,257	108,465	113,811
Reserve adjustments on reinsurance ceded	(1,306,501)	(1,298,243)	(1,652,188)
Income from fees associated with investment management, administration and contract guarantees from Separate Accounts	377,490	337,386	346,576
Investment (expense) income on reinsurance deposit asset	(416,413)	(159,574)	(116,980)
Reinsurance experience refund	116,031	119,915	120,973
Other income	60,852	59,147	54,015

Total Income	2,153,937	2,310,602	1,756,885
BENEFITS AND EXPENSES:
Death benefits	176,117	118,761	97,356
Annuity benefits	324,008	285,426	315,500
Health benefits	1,086	867	666
Surrender benefits and withdrawals for life contracts	1,423,589	1,116,537	1,275,361
Interest and adjustments on contract or deposit-type contract funds	23,609	(6,582)	8,163
Payments on supplementary contracts with life contingencies	46,079	45,475	44,396
Increase in aggregate reserves for life and accident and health contracts	862,341	1,697,602	1,318,634

Total Benefits	2,856,829	3,258,086	3,060,076
Commissions on premiums, annuity considerations and deposit-type contract funds (direct business only)	286,433	198,030	186,775
Commissions and expense allowances on reinsurance assumed	117	117	119
General insurance expenses	239,504	201,758	223,389
Insurance taxes, licenses and fees, excluding federal income taxes	5,995	5,077	5,466
Net transfers from Separate Accounts net of reinsurance	(1,231,685)	(1,130,355)	(1,613,693)
Investment (income) expense on funds held	(241,024)	(427,684)	(349,816)
Other (benefits) deductions	(14)	(105)	(25)

Total Benefits and Expenses	1,916,155	2,104,924	1,512,291
Net income from operations before federal income tax benefit and net realized capital gains (losses)	237,782	205,678	244,594
Federal income tax benefit, excluding tax on capital gains (losses)	(3,242)	(11,980)	(21,279)

Net income from operations after federal income taxes and before net realized capital gains (losses)	241,024	217,658	265,873
Net realized capital gains (losses) less capital gains tax and transfers to the interest maintenance reserve	(25,644)	2,892	4,540

NET INCOME	$215,380	$220,550	$270,413

See notes to statutory financial statements.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

STATUTORY STATEMENTS OF CHANGES IN CAPITAL STOCK AND SURPLUS

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019 (IN THOUSANDS)

	2021	2020	2019
CAPITAL STOCK AND SURPLUS, BEGINNING OF YEAR	$1,598,546	$1,583,313	$1,555,285
Net income	215,380	220,550	270,413
Change in net unrealized capital gains (losses), net of deferred income tax	(252,870)	250,146	345,580
Change in net unrealized foreign exchange capital gains (losses)	(4,216)	(14,693)	10,982
Change in net deferred income tax	(9,504)	(55,015)	(56,342)
Change in nonadmitted assets	33,569	(1,091)	(37,743)
Change in liability for reinsurance in unauthorized and certified companies	649	(64)	(585)
Change in reserve on account of change in valuation basis	—	(3,440)	—
Change in asset valuation reserve	56,244	(39,777)	(179,216)
Change in surplus notes	(167,287)	(7,500)	—
Contributed surplus	647,981	7,500	116,741
Dividends to stockholder	(200,000)	(65,000)	(200,000)
Prior period adjustment net of tax	(7,023)	—	—
Investment (expense) income on funds held - unrealized	165,444	(276,383)	(241,802)
Other capital changes	(571)	—	—

CAPITAL STOCK AND SURPLUS, END OF YEAR	$2,076,342	$1,598,546	$1,583,313

See notes to statutory financial statements.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

STATUTORY STATEMENTS OF CASH FLOW

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019 (IN THOUSANDS)

	2021	2020	2019
CASH FROM OPERATIONS:
Premiums collected net of reinsurance	$2,660,490	$2,834,692	$2,610,423
Net investment income	1,084,347	821,102	745,774
Miscellaneous income	439,383	398,273	402,030

Total receipts	4,184,220	4,054,067	3,758,227
Benefits and loss related payments	(3,409,491)	(2,765,571)	(3,301,972)
Net transfers from Separate Accounts	1,207,730	1,277,916	1,570,877
Commissions, expenses paid and aggregate write-ins for deductions	(533,179)	(398,428)	(462,727)
Federal and foreign income taxes recovered (paid)	27,515	16,131	(15,165)

Total payments	(2,707,425)	(1,869,952)	(2,208,987)

Net cash from operations	1,476,795	2,184,115	1,549,240

CASH FROM INVESTMENTS:
Proceeds from investments sold, matured, repaid or received
Bonds	4,986,107	4,376,490	6,370,188
Stocks	599,109	20,830	84,610
Mortgage loans	196,789	217,263	244,684
Other Invested Assets	40,559	65,644	78,173
Net gains or (losses) on cash, cash equivalents and short-term investments	(11)	8	—
Miscellaneous proceeds	440,989	35,887	94,743

Total investment proceeds	6,263,542	4,716,122	6,872,398
Cost of investments acquired (long-term only):
Bonds	(5,496,463)	(6,153,104)	(6,726,353)
Stocks	(850,942)	(284,871)	(460,624)
Mortgage loans	(696,196)	(156,028)	(247,625)
Other Invested Assets	(328,732)	(122,239)	(287,682)
Miscellaneous applications	(184,607)	(611,706)	(258,454)

Total investments acquired	(7,556,940)	(7,327,948)	(7,980,738)
Net decrease in contract loans and premium notes	18,996	8,853	4,652

Net cash from investments	(1,274,402)	(2,602,973)	(1,103,688)

CASH FROM FINANCING AND MISCELLANEOUS SOURCES:
Borrowed funds	93,000	—	—
Net deposits on deposit-type contracts and other liabilities	421,507	270,051	195,974
Surplus notes	—	(7,500)	—
Capital and paid in surplus	479,249	107,500	—
Dividends to stockholders	(200,000)	(65,000)	(200,000)
Other cash provided	1,746	34,368	56,794

Net cash from financing and miscellaneous sources	795,502	339,419	52,768

Net change in cash, cash equivalents and short-term investments	997,895	(79,439)	498,320
CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS:
Beginning of year	1,401,303	1,480,742	982,422

End of year	$2,399,198	$1,401,303	$1,480,742

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

STATUTORY STATEMENTS OF CASH FLOW

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019 (IN THOUSANDS)

SUPPLEMENTAL SCHEDULE OF NON-CASH ACTIVITIES

	2021	2020	2019
Exchanges of bonds	$472,898	$428,153	$346,653
Exchanges of stocks	—	—	20,000
Capital Contribution - interest in limited partnerships	—	—	16,741
Modified coinsurance reserve adjustment - net (including premium, miscellaneous income and benefits)	1,306,501	1,298,243	1,652,188
Transfer of bonds to common stocks	19,125	4,927	—
Transfer of bonds to other invested assets	114,981	—	—
Transfer of bonds to preferred stocks	1,666	—	—
Transfer of common stocks to bonds	2,344	—	—
Transfer of common stocks to other invested assets	118,249	—	—
Transfer of mortgage loans to bonds	—	92,572	—
Lackawanna dividend received - invested assets	—	19,999	—
Payable to subsidiary for SSAP 72 capital contribution	35,000	—	—
Transfer Lackawanna Casualty Company to Clear Spring PC Holdings, LLC	169,037	—	—
Surplus note and related interest forgiveness/capital contribution	168,732	—	—
Transfer of non-insulated separate account bonds to general account	—	—	11,652
Transfer of non-insulated separate account mortgages to general account	—	—	50,819
Capital contributions of options to subsidiary	—	—	176,418
Surplus note transfer from bonds to other invested assets	—	—	6,423
DLRC dividend received - invested assets and related accrued interest transferred	—	—	2,333
Subsidiary return of capital - invested assets and related accrued interest transferred	7,167	—	24,618
Capital Contribution - SSAP 72	—	—	100,000

See notes to statutory financial statements.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

1.	DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

GENERAL

Delaware Life Insurance Company (the “Company”), is a stock life insurance company incorporated under the laws of Delaware. The Company is a direct, wholly-owned subsidiary of DLIC Holdings, LLC (formerly Group One Thousand One, LLC) (the “Parent”), a Delaware limited liability company.

The Company is authorized to transact business in 49 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. While the Company is not authorized to transact business in the State of New York, its wholly-owned subsidiary, Delaware Life Insurance Company of New York (“DLNY”), is authorized to transact business in New York as well as Rhode Island. The business of the Company and DLNY includes the issuance, administration and servicing of a variety of wealth accumulation products, protection products, and institutional investment contracts. These products include individual and group fixed and variable annuities, individual and group variable life insurance, individual universal life insurance, funding agreements, and group life and disability insurance.

In the normal course of business, the Company and DLNY reinsure portions of their individual life insurance, annuity, and group insurance exposure with both affiliated and unaffiliated companies using indemnity reinsurance agreements.

BASIS OF PRESENTATION - ACCOUNTING PRACTICES

The accompanying financial statements of the Company are presented on the basis of accounting principles prescribed or permitted by the Delaware Department of Insurance (the “Department”). The Department recognizes only statutory accounting practices prescribed or permitted by the State of Delaware for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under Delaware’s insurance laws. The National Association of Insurance Commissioners’ (“NAIC’s”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of prescribed or permitted accounting principles by the State of Delaware.

There was no difference in the Company’s net income (loss) or capital stock and surplus between NAIC SAP and practices prescribed and permitted by the State of Delaware as of December 31, 2021 and 2020 and for the years ended December 31, 2021, 2020 and 2019.

Accounting principles and procedures of the NAIC as prescribed or permitted by the Department comprise a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (“GAAP”). The effects on the financial statements of the differences between NAIC SAP and GAAP are presumed to be material. The more significant differences affecting the Company are as follows:

Under statutory accounting principles, financial statements are not consolidated. Investments in domestic life, property and casualty, and health insurance subsidiaries, as defined by Statement of Statutory Accounting Principles (“SSAP”) No. 97, Investments in Subsidiary, Controlled and Affiliated Entities, are carried at their audited net statutory equity value, adjusted for any unamortized goodwill as provided for in SSAP No. 68, Business Combinations and Goodwill. The changes in value are recorded directly to surplus. Non-public, non-insurance subsidiaries, including limited liability companies (“LLCs”) and controlled partnerships, are carried at their audited GAAP equity value. Dividends paid by subsidiaries to the Company are included in the Company’s net investment income. Goodwill includes direct costs of the acquisition that are expensed under GAAP. Admissibility of goodwill is subject to certain limitations, and is amortized to unrealized gains and losses. Amortization of goodwill is elective for private companies under GAAP and is amortized to expense.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

Statutory accounting principles do not recognize the following assets or liabilities, which are recognized under GAAP: deferred policy acquisition costs and unearned premium reserves. Deferred policy acquisition costs create a temporary tax difference as disclosed in Note 15. An asset valuation reserve (“AVR”) and interest maintenance reserve (“IMR”) are established under statutory accounting principles but not under GAAP. Methods for calculating real estate investment valuation allowances differ under statutory accounting principles and GAAP. Methods for calculating investment valuation allowances differ under statutory accounting principles and GAAP. Actuarial assumptions and reserving methods differ under statutory accounting principles and GAAP. There are certain limitations on the admissibility of net deferred tax assets (“DTAs”) under statutory accounting principles. Certain contracts with a market value adjustment (“MVA”) feature are classified within the Company’s General Account under GAAP, but are classified within the Company’s non-insulated Separate Accounts under statutory accounting principles.

Under GAAP, investments in fixed maturity securities classified as available-for-sale or trading are carried at their aggregate fair value. Changes in unrealized gains and losses are reported net of taxes in a separate component of stockholder’s equity for available-for-sale securities and changes in unrealized gains and losses on trading securities are recorded in net investment income. Fixed maturity securities are generally carried at amortized cost under statutory accounting principles.

The majority of derivatives are carried at fair value on both a GAAP and statutory accounting basis. Unrealized gains and losses on derivatives are recognized in income for GAAP purposes and are recognized in surplus on a statutory basis. The Company designates derivatives as hedges on a limited basis which results in unrealized gains and losses on those derivatives being recognized in income.

Life premiums are recognized as income over the premium paying period of the related policies. Annuity considerations are recognized as revenue when received. Health insurance premiums are recognized when written. Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred.

The reserves for life insurance, accident and health, and annuity contracts are computed in accordance with presently accepted actuarial standards, and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates) which produce reserves at least as great as those required by law and/or contract provisions.

USE OF ESTIMATES

The preparation of financial statements in conformity with statutory accounting principles prescribed or permitted by the State of Delaware requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. It also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The most significant estimates are those used in determining the fair value of financial instruments, allowance for loan losses, aggregate reserves for life policies and annuity contracts, deferred income taxes, provision for income taxes, and other-than-temporary-impairments (“OTTI”) of investments.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Company in preparing the accompanying statutory-basis financial statements:

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including cash equivalents, short-term investments, debt and equity securities, mortgage loans, and derivatives. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize potential losses.

CASH, CASH EQUIVALENTS, AND SHORT-TERM INVESTMENTS

Cash, cash equivalents, and short-term investments are liquid assets. The Company’s cash equivalents primarily include commercial paper and money market instruments, which have an original term to maturity of less than three months. The carrying value for cash, cash equivalents, and short-term investments is stated at amortized cost, which approximates fair value. Short-term investments, with the exception of money market instruments which are carried at fair value per SSAP No. 2R, Cash, Cash Equivalents, Drafts and Short-Term Investments, include bonds with a term to maturity exceeding three months, but less than one year on the date of acquisition.

INVESTMENTS

Bonds

Investments in bonds, mortgage-backed securities (“MBS”), and asset-backed securities (“ABS”) are stated at amortized cost using the scientific method. Where the NAIC designation of the bond has fallen to 6 and the fair value has fallen below amortized cost, they are stated at fair value. Adjustments to the value of MBS and ABS securities based on changes in cash flows, including those related to changes in prepayment assumptions, are made retrospectively. As part of this process, the NAIC appointed a third-party vendor for each security type to develop a revised NAIC designation methodology. The ratings for residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”) are determined by comparing the insurer’s carrying value divided by the remaining par value to price ranges provided by the third-party vendor corresponding to each NAIC designation. Comparisons are initially made to the model based on amortized cost. Where the resulting designation is NAIC 6 per the model, further comparison based on fair value is required, which in some cases, results in a higher final NAIC designation.

The definition of structured securities under SSAP No. 43R, Loan Backed and Structured Securities - Revised, includes certain types of ABS and MBS securities that do not follow the revised rating methodology described above, including, but not limited to, equipment trust certificates, credit tenant loans, 5*/6* securities, interest-only securities, and those with Securities Valuation Office (“SVO”) assigned NAIC designations. Interest income on bonds, MBS and ABS is recognized when earned based upon estimated principal repayments, if applicable. For bonds subject to prepayment risk, yields are recalculated and asset balances adjusted periodically so that expected return on future cash flows matches the expected return over the life of the investment from acquisition. If the collection of all contractual cash flows is not probable, an OTTI may be indicated. The process of analyzing securities for an OTTI adjustment is further described in Note 3.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

Preferred Stocks and Common Stocks

Preferred stocks are stated in accordance with guidance provided in SSAP No. 32R, Investments in Preferred Stock (“SSAP No. 32R”). Effective January 1, 2021, perpetual preferred stocks and mandatory convertible preferred stocks are reported at fair value and can not exceed effective call price. Redeemable preferred stocks are carried at amortized cost for NAIC designations 1-3 and at the lower of amortized cost or fair value for NAIC designations 4-6. Prior to adoption of the revisions of SSAP No. 32R, perpetual preferred stock rated within NAIC designations 1-3 was carried amortized cost. Common stocks are stated at fair value, except for investments in subsidiaries. The latter are carried based on the underlying audited statutory equity of the subsidiary for insurance subsidiaries and audited GAAP equity for non-insurance subsidiaries. The Company accounts for its investments in subsidiaries in accordance with SSAP No. 97. OTTI on stocks is evaluated under the methodology described in Note 3.

Mortgage Loans on Real Estate

Mortgage loans are stated at unpaid principal balances, net of provisions for estimated losses. Mortgage loans acquired at a premium or discount are carried at amortized cost using the effective interest rate method, net of provisions for estimated losses. Purchases and sales of mortgage loans are recognized or derecognized in the Company’s Statements of Admitted Assets, Liabilities and Capital Stock and Surplus on the loan’s trade date. Transaction costs on mortgage loans are capitalized on initial recognition and are recognized in the Company’s Statements of Operations using the effective interest rate method. Mortgage loans, which primarily include commercial first mortgages, are diversified by property type and geographic area throughout the United States. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property’s fair value at the time that the original loan was made. The Company regularly assesses the fair value of the collateral.

A mortgage loan is considered impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. When a mortgage loan is classified as impaired, allowances for credit losses are established to adjust the carrying value of the loan to its net recoverable amount.

A specific allowance for loan loss is established for an impaired loan if the present value of expected cash flows discounted at the loan’s effective interest rate, or the fair value of the collateral less cost to sell, is less than the recorded amount of the loan. The full extent of impairment in the mortgage portfolio cannot be assessed solely by reviewing loans individually. A general allowance for loan loss is established based on an assessment of past loss experience on groups of loans with similar characteristics and current economic conditions. While management believes that it uses the best information available to establish loan loss allowances, future adjustments may become necessary if economic conditions differ from the assumptions used in calculating them.

Interest income is recognized on mortgage loans when the collection of contractually specified future cash flows is probable, in which case cash receipts are recorded in accordance with the effective interest rate method. Interest income is not recognized on impaired mortgage loans and these mortgage loans are placed in a non-accrual status when the collection of contractually specified future cash flows is not probable, in which case cash receipts are applied in the following order: first against the carrying value of the loan, then against the provision, and then to income. The accrual of interest resumes when the collection of contractually specified future cash flows becomes probable based on certain facts and circumstances.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

Changes in allowances for losses are recorded as changes in unrealized gains and losses to surplus. Once the conditions causing impairment improve and future payments are reasonably assured, the mortgages are no longer classified as impaired and the Company resumes accrual of income. However, if the original terms of the contract have been changed resulting in the Company providing an economic concession to the borrower at below market rates, then the mortgage is reclassified as restructured.    If the conditions causing impairment do not improve and future payments remain unassured, the Company typically derecognizes the asset through disposition or foreclosure. Uncollectible collateral-dependent loans are written off through realized losses for any difference between the carrying value and amount received for the underlying property at the time of disposition or foreclosure.

Contract Loans

Contract loans are carried at the amount of outstanding principal balance. Contract loans are collateralized by the related insurance policy and do not exceed the net cash surrender value of such policy.

Other Invested Assets

Other invested assets (excluding investments accounted for under the equity method) include surplus debentures, non-rated residual tranches on asset-backed securities, and collateral loans. The Company also has ownership interests in joint ventures, partnerships and LLCs which are carried at values based on the audited underlying GAAP equity of the investee in accordance with SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies, and SSAP No. 93, Low Income Housing Tax Credit Property Investments. Audited financial statements for these investments are received on an annual basis. OTTI on other invested assets is evaluated under the methodology described in Note 3.

Asset Valuation Reserve and Interest Maintenance Reserve

The AVR is established as a liability based upon a formula prescribed by the NAIC to offset potential credit-related investment losses on all invested assets, with changes in the AVR charged or credited directly to surplus. The IMR is established as a liability to capture realized gains and losses, net of income tax, on the sale of fixed income investments, principally bonds, mortgage loans, and derivatives, resulting from changes in the general level of interest rates, and is amortized into income over the remaining years to expected maturity of the assets sold.

Derivatives

As part of the Company’s overall risk management strategy, the Company uses over-the-counter (“OTC”) and listed options, exchange-traded futures, currency forwards, currency swaps, interest rate swaps and swaptions. Derivatives are accounted for in accordance with SSAP No. 86, Derivatives.

Interest rate swaps are employed for duration matching purposes, in replication transactions, and to hedge the guaranteed minimum living benefit offered in some of the Company’s variable annuity policies. Interest rate swaps are reported at fair value except those used in replication transactions which are reported at amortized cost. Changes in fair value are recorded as unrealized gains/losses within surplus.

The Company utilizes listed put and call options and exchange-traded futures on the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”) and other indices to hedge against stock market exposure inherent in the mortality and expense risk charges and guaranteed minimum death and living benefit features of the Company’s variable annuities. These options are reported at fair value. Changes in fair value for options are recorded in unrealized gains/losses within surplus. The daily cash variation margin settlements for futures are recorded as a component of net investment income.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

The Company also purchases OTC and listed call options and exchange-traded futures on the S&P 500 Index and other indices to economically hedge its obligations under certain fixed index annuity (“FIA”) contracts. The interest credited on these products is based on the changes in the indices. These instruments are purchased directly or through its wholly owned investment subsidiary, DL Investment Holdings 2016-1, LLC (“DLIH 2016-1”). Options purchased and held by the Company are reported at fair value with changes in fair value recorded in unrealized gains/losses within surplus. The daily cash variation margin settlements for futures are recorded as a component of net investment income. Income distributions from DLIH 2016-1 are reported as a component of net investment income.

The Company uses currency swaps and currency forwards to hedge against the risk of fluctuations in foreign currency exchange rates. Currency swaps and currency forwards are reported at fair value. Changes in fair value are recorded as unrealized gains/losses within surplus.

Swaptions are utilized by the Company to hedge exposure to interest rate risk. At the trade date of a swaption, a premium is paid to the counterparty and recorded as an asset. At expiration, swaptions either cash settle for value, settle into an interest rate swap, or expire worthless. Swaptions are reported at fair value and changes in fair value are recorded in unrealized gains/losses within surplus.

PHARMACEUTICAL REBATE RECEIVABLES

Receivables for pharmacy rebates are estimated from information provided by the Company’s pharmacy benefit manager based on factors including utilization of drugs subject to rebate and contractual provisions with the pharmacy benefit manager.    Any variance between actual rebate receipts and estimated amounts is recognized in the period that the Company becomes aware of the difference. Pharmacy rebate receivables are recorded as nonadmitted assets if they do not meet admissibility requirements.

POLICY AND CONTRACT RESERVES

The reserves for life insurance policies and annuity contracts are computed in accordance with presently accepted actuarial standards, and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates) which produce reserves at least as great as those required by law and/or contract provisions.

Premium deficiency reserves for Medicare Advantage business are recognized when it is probable that the expected future benefit expenses, claim adjustment expenses, direct administration costs and indirect administration costs under a group of contracts will exceed anticipated future premiums over the remaining lives of the contracts and are recorded as aggregate health policy reserves. Indirect administration costs are considered in the development of the premium deficiency reserves. The methods for making such estimates and establishing such reserves are periodically reviewed and updated, and any adjustments are reflected as an increase or decrease in the reserves in the period in which the change in estimate is identified. Investment income is not considered in the calculation of the premium deficiency reserve.

Liabilities for unpaid claims consist of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported. These liabilities include estimates of the expenses that will be incurred in connection with the payment of benefits. The amounts reported are based upon historical experience, adjusted for trends and current circumstances. Management believes that the recorded liability is sufficient to provide for the associated claims adjustment expenses. Revisions of these estimates are included in operations in the year such adjustments are determined to be required.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

Unpaid losses and claims adjustment expenses for health insurance contracts include an amount determined from individual case estimates and loss reports, if necessary. An amount based on past experience and current payment trends is estimated for losses incurred but not reported. Such liabilities are necessarily based on assumptions and estimates and, while management believes the amount is adequate, the ultimate liability may be in excess of or less than the amount provided. The methods for making such estimates and for establishing the resulting liabilities are continually reviewed and any adjustments are reflected in the period determined.

DEPOSIT-TYPE CONTRACTS

Liabilities for funding agreements, investment-type contracts such as supplementary contracts not involving life contingencies, and certain structured settlement annuities are based on account value or accepted actuarial standards and methods including use of prescribed interest rates.

INCOME TAXES

The Company accounts for current and deferred income taxes and recognizes reserves for income tax contingencies in accordance with SSAP No. 101, Income Taxes. Under the applicable asset and liability method for recording deferred income taxes, net of any nonadmitted portion, and deferred tax liabilities are recognized for the future tax consequences attributable to differences between the statutory financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and deferred tax liabilities (“DTLs”) are measured using the enacted tax rates on which those temporary differences are expected to be recovered or settled. The change in deferred taxes is charged or credited directly to surplus. Gross deferred tax assets are first reduced by a statutory valuation allowance, if deemed appropriate. The Company then determines the admissibility of the remaining net deferred tax assets, after valuation allowance, subject to admissibility limitations set forth in NAIC SAP. Refer to Note 15 for further discussion of the Company’s income taxes.

INCOME AND EXPENSES

Life insurance premiums are recognized as income over the premium paying period of the related policies. Annuity considerations are recognized as revenue when received. Beginning in 2019, the Company entered into contracts with the Centers for Medicare & Medicaid Services (“CMS”) to provide Medicare Advantage plans. Health insurance premiums are recognized when written. Expenses, such as commissions and other costs applicable to the acquisition of new business, are charged to operations as incurred.

SEPARATE ACCOUNTS

The Company has established insulated separate accounts applicable to various classes of contracts providing for variable benefits. Contracts for which funds are invested in insulated variable separate accounts include individual and group life and annuity contracts. The assets in these insulated separate accounts are carried at fair value and the investment risk associated with such assets is retained by the contract holder. These variable products provide minimum death benefits and, in certain annuity contracts, minimum accumulation, income, or withdrawal benefits. The minimum guaranteed benefit reserves associated with the insulated separate accounts are reported in Aggregate Reserves for Life Contracts in the Company’s Statements of Admitted Assets, Liabilities, Capital Stock and Surplus.

The Company has also established non-insulated separate accounts for certain annuity contracts that include an MVA feature associated with fixed rates, including for amounts allocated to the fixed portion of certain combination fixed and variable deferred annuity contracts. Assets in the non-insulated separate accounts are carried at fair value or on a general account basis, depending on the annuity contract being supported. The assets of the non-insulated separate accounts are not legally insulated and can be used by the Company to satisfy general account obligations.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

Net investment income, capital gains and losses, and changes in invested asset values on the insulated variable separate accounts are allocated to policyholders and therefore do not affect the operating results of the Company. The Company earns separate account fees for providing administrative services and bearing the mortality and other guaranteed benefit risks related to contracts for which funds are invested in variable separate accounts.

Certain activity from the variable separate accounts is reflected in the Company’s financial statements as follows:

•	The fees that the Company receives which are assessed periodically and recognized as revenue when assessed.

•

The activity related to guaranteed minimum death benefits, guaranteed minimum accumulation benefits, guaranteed minimum income benefits, and guaranteed minimum withdrawal benefits is reflected in the Company’s financial statements.

•	Premiums and withdrawals with offsetting transfers to/from the variable separate accounts are reflected in the Statements of Operations.

•

Transfers from the variable separate accounts due and accrued, which include accrued expense allowances receivable from the variable separate accounts and the aggregate surplus (income) due and accrued from MVA contracts.

•

The dividends-received-deduction (“DRD”), which is included in the Company’s income tax expense, is calculated based upon the variable separate accounts’ assets held in connection with variable contracts.

ACCOUNTING PRONOUNCEMENTS

New and Adopted Accounting Pronouncements

Revisions to SSAP No. 71, “Policy Acquisition Costs and Commissions,” were adopted with an effective date of December 31, 2021. The revisions modified SSAP No. 71 such that an insurance entity cannot use levelized commission arrangements to delay establishment of a liability regardless of how the arrangement is structured with regards to policy persistency or timing of payment. The Company reviewed its commission programs as a result of the adoption of changes to SSAP No. 71, which apply to contracts in effect as of December 31, 2021. As a result, the Company made one-time, accelerated payments totaling $72.0 million in settlement of all material levelized commission arrangements. The settlements are reported in the Statutory Statement of Operations as commissions on premiums, annuity considerations, and deposit-type contract funds (direct business only). As of December 31, 2021, the Company had no material levelized commission arrangements.

The NAIC adopted revisions to SSAP No. 32R, effective January 1, 2021 which updated definitions, clarified impairment guidance, and updated the measurement guidance for investments in preferred stock. The revisions did not have a material impact to the financial statements of the Company as of December 31, 2021.

In December 2021, the Company early adopted the minor revisions to SSAP No. 43R from the NAIC exposure draft, Ref# 2021-15 SSAP 43R - Residual Tranches, related to the accounting and reporting for non-rated residual investments. The Company transferred its non-rated residual tranches from bonds to other invested assets and valued the residual tranches at the lower of cost or fair value.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

In March 2021, the NAIC adopted revisions to SSAP No. 25, Affiliates and Other Related Parties, that clarified the following regarding the identification of a related party:

•	any related party identified under U.S. GAAP or U.S. Securities and Exchange Commission (“SEC”) reporting requirements would be considered a related party under statutory accounting principles;

•	a non-controlling ownership over 10% results in a related-party classification regardless of any disclaimer of control or affiliation; and

•	a disclaimer of control or affiliation does not eliminate the classification as a related party and the disclosure requirements under SSAP No. 25.

The revisions were effective March 15, 2021 and did not have a significant impact to the financial statements of the Company as of December 31, 2021.

Effective June 30, 2020, the NAIC adopted changes to the Working Capital Finance Investments Program requirements in SSAP No. 105, Working Capital Finance Investments. The adoption of the revisions within SSAP No. 105 did not have a significant impact on the financial statements of the Company.

Effective January 1, 2020, the NAIC adopted revisions to SSAP No. 51R, Life Contracts, and SSAP No. 3, Accounting Changes and Corrections of Errors, related to a grade-in approach of reporting changes in the reserve valuation basis as a result of Section 21 of the Valuation Manual (“VM-21”). The adoption of the new guidance did not have a significant impact on the financial statements of the Company.

The Company did not have any new accounting pronouncement changes during 2019.

CORRECTIONS OF ERRORS

During 2021, the Company discovered an error related to the calculation of actuarial reserves. This error has been adjusted and recorded, net of tax, as a decrease to surplus in the Statutory Statement of Capital and Surplus in the amount of $7.0 million.

The Company did not have any corrections of errors during 2020.

During 2019, the Company discovered an error related to the accounting for certain common stocks. In the prior periods impacted, net income was overstated and the change in unrealized capital gains (losses) was understated by $23.2 million. The correction of this error in 2019, net of tax, had no net impact on surplus.

2.	RELATED-PARTY TRANSACTIONS

The Company has significant transactions with affiliates and other related parties. Intercompany revenues and expenses recognized under these agreements may not necessarily be indicative of costs that would be incurred if the Company operated on a stand-alone basis and if these transactions were with unrelated parties.

The Company paid dividends to the Parent and received capital contributions from the Parent as described further in Note 16. The Company does not own shares of an upstream intermediate entity or ultimate parent, directly or indirectly, via a downstream subsidiary, controlled, or affiliated entity.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

Below are details of investments in subsidiaries and significant transactions with affiliates and other related parties:

Investments in Subsidiaries - Common Stocks

(In Thousands)
		Carrying Value
		December 31,
Entity	Type of Subsidiary	2021	2020
DLNY	Insurance	$444,047	$450,340
Lackawanna Casualty Company	Insurance	—	173,459
DL Reinsurance Company (“DLRC”)	Insurance	3,664	3,459
Delaware Life Reinsurance (U.S.) Corp.	Insurance	4,388	18,000
Clarendon Insurance Agency, Inc.	Non Insurance	1,454	1,454

Total		$453,553	$646,712

On April 1, 2019, the Company acquired Lackawanna Casualty Company (“LCC”), a Pennsylvania domiciled worker’s compensation insurance company, and its subsidiaries, Lackawanna American Insurance Company (“LAIC”) and Lackawanna National Insurance Company (“LNIC”), for a total cost of $171.7 million. The difference between the cost and the statutory value of the group purchased was recorded as goodwill totaling $61.2 million. The Company contributed $0.5 million of additional capital to LCC in 2020. In November 2020, LCC paid the Company a $20.0 million extraordinary dividend, consisting primarily of bonds.

On December 30, 2021, after LCC redomesticated from Pennsylvania to Texas, the Company contributed its direct investment in the common stock of LCC to its wholly-owned, property and casualty holding company, Clear Spring PC Holdings, LLC (“CSPCH”), at LCC’s statutory value of $124.7 million as part of a business segment realignment. The Company also transferred the applicable unamortized goodwill totaling $44.3 million to CSPCH as part of the transaction. The transactions had no impact to the surplus of the Company. The unamortized goodwill related to the purchase of LCC as of December 31, 2020 was $50.5 million.

In October 2021, the Company received a $58.2 million ordinary cash dividend from DLNY.

The Company values Clarendon Insurance Agency, Inc. (“Clarendon”) as described in paragraph 8.b.ii of SSAP No. 97. At December 31, 2021 and 2020, the admitted amount each year was $1.5 million. The Company’s Sub-2 filing for Clarendon will be completed in accordance with SSAP No. 97.

In December 2021, the Company’s subsidiary, Delaware Life Reinsurance (U.S.) Corp (“DLOK”), returned $13.0 million of capital to the Company, of which $7.2 million was in the form of invested assets.

Investments in Affiliates - Preferred Interests

DL Investment Holdings 2015-1, LLC (“DLIH 2015-1”) is an affiliated investment holding company with both common and preferred units. The Company owns all 255,000 issued and outstanding Series A Preferred Units (the “Preferred Units”) with a par value of $255.0 million. The Preferred Units are non-voting member units that entitle the Company to a 6% yield that compounds quarterly with distributions that take priority over common unit distributions. On December 31, 2021 and 2020, the Company received $15.6 million of preferred dividends from DLIH 2015-1.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

Investments in Affiliates - Other Invested Assets

The Company also owns controlling membership interests in the following limited liability companies: CSPCH; Clear Spring Health Holdings, LLC (“CSHH”); DL Private Placement Investment Company I, LLC; Ellendale Insurance Agency, LLC (“Ellendale”); Delaware Life 1099 Reporting Company, LLC (“DL 1099”); DLIH 2016-1; DL Investment Holdings 2016-2, LLC (“DLIH 2016-2”); IDF IX, LLC; DL Service Holdings, LLC; and NCS Franklin Park, LLC. The values of certain of these limited liability companies without audited financial statements totaling $16.7 million and $30.9 million were non-admitted as of December 31, 2021 and December 31, 2020, respectively. During 2021, the Company’s share of losses of one such entity, Ellendale, exceeded the investment value before “nonadmit” adjustments. Therefore, in accordance with SSAP No. 48, the Company ceased equity method accounting. This had no impact to the surplus of the Company since the value of Ellendale was nonadmitted in the prior year.

Effective January 1, 2019, the Company and its subsidiary, DLIH 2016-1, initiated a hedging program arrangement related to the Company’s FIA products. Under this arrangement, the Company transferred equity options to DLIH 2016-1 at fair value on January 1 and April 1, 2019, totaling $113.4 million and $63.0 million, respectively, in the form of capital contributions. The Company realized net losses of $7.8 million and $0.3 million on these transfers, respectively. Under this arrangement, the Company routinely transfers new equity options to DLIH 2016-1 at fair value and processes settlements on behalf of DLIH 2016-1. $51.1 million, $35.7 million, and $37.6 million of such purchases were transferred at fair value and were subsequently reimbursed by DLIH 2016-1 during 2021, 2020, and 2019, respectively. The Company reported no gains or losses on these transactions. All economic rights and responsibilities of the equity options transferred during 2021, 2020, and 2019 belong to DLIH 2016-1. Additionally, DLIH 2016-1 began purchasing equity futures in 2019 as part of the FIA hedging program.

During 2021 and 2020, the Company made several capital contributions totaling $8.8 million and $8.0 million, respectively, to DLIH 2016-2 in connection with an investment program utilizing a Société Générale credit facility (the “SG Facility”).

As noted above, the Company transferred its direct ownership in LCC to CSPCH in December 2021 as a capital contribution. CSPCH subsequently contributed the common stock of LCC to Clear Spring Property and Casualty Company (“CSP&C”) through a wholly-owned intermediary noninsurance holding company. The Company contributed $25.0 million of capital to CSPCH in May 2021. The Company also accrued a $35.0 million capital contribution to CSPCH in December 2021, after the transfer of LCC, as part of the Company’s capital commitment to CSP&C. CSP&C received regulatory approval to accrue the $35.0 million of capital contributions receivable under SSAP No. 72, Surplus and Quasi-Reorganizations.

In December 2020, the Company purchased 200 units of CSPCH, from a third party minority interest holder for $12.2 million, representing an additional 20% ownership. As a result of the 2020 purchase, CSPCH and CSP&C became wholly-owned subsidiaries of the Company. At December 31, 2021 and 2020, $9.5 million and $8.9 million, respectively, of unamortized goodwill were reflected in the Company’s carrying value of CSPCH in addition to the unamortized goodwill related to the purchase of LCC noted above.

During 2021, 2020, and 2019, the Company contributed $47.0 million, $44.7 million, and $87.2 million, to its subsidiary health holding company, CSHH, respectively, and in March 2020, CSHH returned $2.0 million of capital to the Company. During 2019, $16.5 million of the contributions were used by CSHH to purchase health insurer/health maintenance organizations. The difference between the cost of downstream entities acquired by CSHH and their statutory book values at the dates of purchase resulted in goodwill. As of December 31, 2021 and 2020, $16.2 million and $18.5 million of unamortized goodwill were reflected in the Company’s carrying value of CSHH, respectively.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

The Company values its investments in CSPCH and CSHH using the look-through approach described in SSAP No. 97 because CSPCH and CSHH are unaudited non-insurance holding companies. The Company calculates the value of its ownership interest in CSPCH and CSHH using the audited statutory value of their downstream insurance subsidiaries plus adjustments required by SSAP No. 97, such as unamortized goodwill. All liabilities, commitments, contingencies, guarantees or obligations required to be recorded were considered by the Company in the determination of the carrying values. The carrying values of CSPCH and CSHH were $251.7 million and $43.5 million as of December 31, 2021, respectively, and $36.9 million and $79.5 million as of December 31, 2020, respectively.

During 2020, Clear Spring Health Insurance Company (“CSHIC”), a subsidiary of CSHH, adopted an accounting practice related to nonadmitted pharmacy rebate receivables that differs from NAIC statutory accounting practices and procedures. As permitted by the Arizona Director of Insurance and Financial Institutions, CSHIC would admit an otherwise nonadmitted pharmacy rebate receivable if the total of pharmaceutical rebates received through the date that the financial statements were issued exceeds the otherwise nonadmitted amount as of December 31, 2020. The monetary effect on surplus of CSHIC, and in turn, the Company’s investment in CSHH, was an increase of $9.3 million as a result of CSHIC using the permitted practice as of December 31, 2020. There was no effect on net income and surplus as a result of a permitted practice in 2021.

The Texas Department of Insurance approved a permitted accounting practice relating to CSP&C’s legacy business which is 100% reinsured to affiliated and non-affiliated reinsurers. The permitted practice allows CSP&C to exclude this fully-reinsured block of business from its financial statements effective January 1, 2019. There was no net income or surplus impact to CSP&C or the Company in 2021, 2020 and 2019 because the business was previously 100% reinsured.

Dividends/Distributions

During 2021, 2020, and 2019, the Company recognized the following amounts from subsidiaries:

(In Thousands)
Date	Entity	Amount	Form	Asset Description
August 9, 2021	DLIH 2016-1	$30,000	Distribution	Cash
November 9, 2021	DLIH 2016-1	$20,000	Distribution	Cash
October 14, 2021	DL 1099	$30	Return of capital	Cash
October 26, 2021	DLNY	$58,232	Dividend	Cash
December 15, 2021	DLOK	$13,000	Return of capital	Invested assets and cash
December 31, 2021	DLIH 2016-1	$23,000	Distribution	Accrual*

March 17, 2020	CSHH	$2,000	Return of capital	Cash
November 20, 2020	LCC	$20,000	Extraordinary dividend	Invested assets and cash
December 31, 2020	DLIH 2016-1	$40,000	Distribution	Accrual*

May 3, 2019	DLIH 2016-1	$25,000	Distribution	Cash
August 7, 2019	DLIH 2016-1	$5,000	Distribution	Cash
September 18, 2019	DLRC	$2,357	Ordinary dividend	Invested assets and cash
December 13, 2019	DLRC	$1,335	Extraordinary dividend	Cash
December 17, 2019	DLRC	$27,307	Return of capital	Invested assets and cash
December 31, 2019	DLIH 2016-1	$7,000	Distribution	Accrual*

*	Receivable reflected in Investment Income Due and Accrued as of December 31, 2021, 2020 and 2019, respectively.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

Goodwill

The Company carries goodwill in the investment value of subsidiaries related to direct statutory purchases and indirect purchases of downstream insurance subsidiaries by noninsurance holding company subsidiaries. Admitted goodwill is limited to 10% of adjusted capital and surplus under SSAP No. 68 - Business Combinations and Goodwill. The 2021 subcomponents and calculation of adjusted surplus and total admitted goodwill are shown below:

In Thousands	Calculation of Limitation Using September 30, 2021 Values	December 31, 2021
(1) Capital and Surplus	$1,969,794	XXX
Less:
(2) Admitted Positive Goodwill	72,632	XXX
(3) Admitted EDP Equipment & Operating System Software	1,500	XXX
(4) Admitted Net Deferred Taxes	—	XXX

(5) Adjusted Capital and Surplus (Line 1-2-3-4)	$1,895,662	XXX
(6) Limitation on Amount of Goodwill (adjusted capital and surplus times 10% goodwill limitation (Line 5*10%))	$189,566	XXX
(7) Current Period Reported Admitted Goodwill	XXX	$70,057
(8) Current Period Admitted Goodwill as a % of Prior Period Adjusted Capital and Surplus (Line 7/Line 5)	XXX	3.7%

Reinsurance-Related Agreements

Prior to 2019, the Company had two reinsurance agreements with DLRC. Under one agreement, the Company ceded certain risks associated with the Company’s variable annuity contracts and associated riders on a combination modified coinsurance and funds withheld coinsurance basis to DLRC (the “VA Treaty”). Under the second agreement, the Company ceded a quota share of certain risks associated with various fixed index annuity products and associated riders to DLRC (the “FIA Treaty”). The VA Treaty and the FIA Treaty transferred hedging risks to DLRC, but did not transfer insurance risks. Both treaties were accounted for using deposit accounting. As a result of the treaties between the Company and DLRC, certain gains (losses), previously accounted for as other changes in capital stock and surplus, net investment income (loss), and net realized capital gains (losses), are accounted for as investment income (loss) on reinsurance deposit asset.

During 2019, the Company recaptured the FIA Treaty but maintained the VA Treaty as described above. DLRC, as reinsurer, consented to the recapture as required by the FIA Treaty. The recapture had no effect on the surplus of the Company.

Hedging risk is defined as changes in unrealized hedging instrument gains or losses, realized gains and losses on dispositions of hedging instruments, and investment income or loss from hedging instruments. “Investment expense (income) on funds held” represents amounts paid or received on hedging instruments that were ceded under the DLRC treaties. Ceded realized gains and losses are reported in “Net realized capital gains (losses).” “Investment income (expense) on funds held - unrealized” represents the unrealized gain or loss for the period on hedging instruments that has been ceded to DLRC. “Investment income (loss) on reinsurance deposit asset” represents the net gains and losses on all hedging instruments ceded under the DLRC treaties.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

A summary of the pretax impacts of the two DLRC treaties on the Company’s Statements of Operations and Statements of Changes in Capital Stock and Surplus is set forth below as of December 31:

(In Thousands)	Treaty Impacts
	2021	2020	2019
Statements of Operations
Investment Income (Loss) on Reinsurance Deposit Asset	$(416,413)	$(159,574)	$(116,980)

Total Revenue	(416,413)	(159,574)	(116,980)
Investment (Income) Expense on Funds Held	(251,714)	(437,107)	(358,699)

Total Policyholder Benefits and Expenses	(251,714)	(437,107)	(358,699)
Net Realized Capital (Losses) Gains	(745)	(1,151)	83

Net Income (Loss)	(165,444)	276,382	241,802

Statements of Changes in Capital Stock and Surplus
Investment (Expense) Income on Funds Held - Unrealized	165,444	(276,382)	(241,802)

Net Change in Capital Stock and Surplus from VA and FIA Treaties (excluding reinsurance fee)	$—	$—	$—

In addition, the Company recognized a reinsurance deposit accounting asset of $144.8 million and $395.7 million at December 31, 2021 and 2020, respectively, and a corresponding amount in funds held under coinsurance liability.

The Company has a reinsurance agreement with Delaware Life Reinsurance (Barbados) Corp. (“Barbco”), an affiliate, under which it cedes risks associated with certain of the Company’s in-force corporate-owned variable universal life insurance and private placement variable universal life insurance policies on a combination coinsurance and coinsurance with funds-held basis.

The Company also has a reinsurance agreement with Barbco under which it cedes mortality risks associated with certain of the Company’s in-force bank-owned variable universal life insurance policies on a yearly renewable term basis.

Debt and Surplus Note Transactions

The Company entered into a $100.0 million bilateral loan agreement with DLIH 2016-1 dated March 31, 2021, with interest at LIBOR plus 1.15%. The repayment of principal and interest is due on demand. The Company borrowed $80.0 million and $20.0 million in April 2021 and May 2021, respectively, and repaid $7.0 million in November 2021. Total interest incurred during 2021 was $0.9 million. The Company had $93.0 million of borrowed money outstanding under the bilateral loan agreement as of December 31, 2021.

In January 2020, DLNY entered into a $50.0 million demand promissory note (the “DLNY Note”) with the Company. The DLNY Note superseded the parties’ $35.0 million promissory note dated May 19, 2017 (the “Old DLNY Note”). DLNY’s borrowings under the DLNY Note may be used for general corporate purposes. Borrowings bear interest at LIBOR + 115 basis points. No amounts were outstanding under the DLNY Note or the Old DLNY Note as of December 31, 2021, 2020, and 2019.

In November 2020, R.V.I. Guaranty Co., Ltd (“RVI”), an affiliate, entered into a $20.0 million revolving loan note (the “RVI Note”) with the Company. Borrowings bear interest at LIBOR + 150 basis points. There were no amounts outstanding under the RVI Note as of December 31, 2021 and 2020.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

In May 2020, the Company loaned CSHIC $20.0 million under a $20.0 million demand promissory note which was repaid to the Company plus $520 thousand of interest in September 2020. In April and May 2021, the Company loaned CSHIC a total of $60.0 million under a $70.0 million demand promissory note which superseded the 2020 $20.0 million note. The interest rate on the $70.0 million note was 3% through September 30, 2021, after which the interest rate increased to 8%. The $60.0 million outstanding was repaid to the Company plus $812 thousand of interest in October 2021, and the demand promissory note was subsequently replaced by a $20.0 million demand promissory note. No amounts were outstanding as of December 31, 2021 and 2020 under any of these CSHIC notes.

In April 2020, DLIH 2016-1 borrowed $4.0 million from the Company under a demand promissory note and repaid the balance plus $1.7 thousand of interest to the Company within the same month.

In September 2021, the Company issued a $41.0 million promissory note to Delaware Life Marketing, LLC (“DLM”), an affiliate, related to a one-time accelerated commission payment in settlement of the Amended and Restated Master Agency Agreement between the Company and DLM. The interest rate on the promissory note was 8%. The Company repaid DLM the $41.0 million plus $0.9 million of interest in December 2021.

On December 31, 2020, with approval by the Department, the Company made a one-time payment of $7.5 million to Guggenheim Life and Annuity Company (“GLAC”), a related party, to pay down the principal amount and accrued interest due on a $7.5 million surplus note issued by the Company and owned by GLAC with an original maturity date of December 15, 2032. The Company received a $7.5 million capital contribution from the Parent on December 30, 2020, which was used together with $25.4 thousand to pay GLAC both the principal and interest due as of December 31, 2020.

At December 31, 2020, Group 1001, LLC, a related party, owned $167.3 million interests in surplus notes issued by the Company. In December 2021, the Parent became the owner of these interests and released the Company from all liabilities related to these interests in surplus notes. The Company reported the forgiveness of all related liabilities as contributed capital. Refer to Note 16 for further details.

Administrative Services Agreements

The Company has entered into various related-party agreements. The following agreements were in effect at December 31, 2021, 2020 and 2019:

The Company’s affiliate, Group 1001 Resources, LLC (“GOTO Resources”), sponsors the Group 1001 401(k) Savings Plan (the “401(k) Plan”) (formerly the Delaware Life Insurance Company 401(k) Savings Plan), which qualifies under Section 401(k) of the Internal Revenue Code and includes a retirement investment account feature (the “RIA”) that qualifies under Section 401(a) of the Internal Revenue Code. Expenses under the 401(k) Plan and the RIA are allocated by GOTO Resources to the Company and other affiliates pursuant to intercompany service agreements. The allocated expenses incurred by the Company under the 401(k) Plan and the RIA were $2.4 million, $2.3 million, and $2.2 million, respectively, for the years ended December 31, 2021, 2020, and 2019.

The Company has a management services agreement with DLNY, whereby the Company furnishes certain investment, actuarial and administrative services to DLNY on a cost-reimbursement basis. The Company allocated amounts related to this agreement of $4.3 million, $4.8 million, and $7.8 million for the years ended December 31, 2021, 2020, and 2019, respectively.

The Company terminated an administrative services agreement with Delaware Life Insurance and Annuity Company (Bermuda) Ltd. (“DLIAC”), an affiliate, in the fourth quarter of 2020. Prior to terminating the agreement, the Company performed various administrative services on behalf of DLIAC, which was sold to a third party on November 30, 2020. Amounts allocated under this agreement amounted to $0.3 million and $0.4 million for the years ended December 31, 2020 and 2019, respectively.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

The Company has an administrative services agreement with Clarendon pursuant to which the Company provides services and facilities in connection with Clarendon’s business of supporting the wholesale distribution of the Company’s variable insurance and annuity products. The Company also has a principal underwriter’s agreement dated April 1, 2002 with Clarendon, pursuant to which Clarendon serves as principal underwriter and distributor for all variable insurance and annuity products issued by the Company. There were equal and offsetting amounts incurred under these two agreements.

The Company has a services agreement with Barbco, pursuant to which the Company provides certain administrative and functional services to Barbco on a cost-reimbursement basis. Amounts allocated under this agreement amounted to approximately $0.3 million for each of the the years ended December 31, 2021, 2020 and 2019.

The Company has an administrative services agreement with DLRC, pursuant to which the Company furnishes certain investment, actuarial and administrative services to DLRC. Amounts allocated under this agreement amounted to approximately $0.2 million for each of the years ended December 31, 2021, 2020, and 2019, respectively.

The Company has a services agreement with CSP&C, pursuant to which the Company furnishes certain administrative and functional services to CSP&C. Amounts allocated under this agreement amounted to approximately $1.2 million, $0.7 million, and $0.6 million for the years ended December 31, 2021, 2020, and 2019, respectively.

A federal tax allocation agreement has been implemented with the Company as the common parent of an affiliated group of companies as described in Note 15.

The Company has an administrative services agreement between the Company and DLOK pursuant to which the Company provides certain services to DLOK, including finance, legal, compliance, administrative, information technology and other operational and support functions. No amounts were allocated under this agreement for the years ended December 31, 2021, 2020, and 2019.

The Company has a services and resource sharing agreement between the Company and Eon Health Plan, LLC (“EHP”), pursuant to which the Company provides certain services and resources to EHP, including finance, legal, compliance, human resources, investment, administrative, information technology and other support functions. No amounts were allocated under this agreement for the years ended December 31, 2021, 2020, and 2019.

The Company has a services and resource sharing agreement between the Company and Group One Thousand One Advisory Services, LLC (“GOTO Advisory”), pursuant to which the Company provides certain services and resources to GOTO Advisory, including the provisions of investment management services and related resources. No amounts were allocated under this agreement for the years ended December 31, 2021, 2020, and 2019.

The Company has a services and resource sharing agreement between the Company and CSHH pursuant to which the Company provides certain services and resources to CSHH, including personnel for finance, legal, compliance, human resources, administrative, information technology and other operational support functions. No amounts were allocated under this agreement for the years ended December 31, 2021, 2020 and 2019.

The Company has a facilities use agreement between the Company and GOTO Resources pursuant to which the Company provides use of certain of its facilities to GOTO Resources. No amounts were allocated under this agreement for the years ended December 31, 2021, 2020, and 2019.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

The Company has a services and resource sharing agreement between the Company and GOTO Resources pursuant to which GOTO Resources provides certain services and resources to the Company, including personnel for finance, legal, compliance, human resources, administrative, information technology and other operational support functions. Gross amounts allocated under this agreement amounted to approximately $94.4 million, $84.1 million, and $85.4 million for the years ended December 31, 2021, 2020, and 2019, respectively.

The Company has a services and resource sharing agreement between the Company and Clear Spring Health Management Services, LLC (“CSHMS”) pursuant to which CSHMS provides certain services and resources to the Company, including personnel for finance, legal, compliance, human resources, administrative, information technology and other operational support functions. Expenses incurred under this agreement amounted to approximately $1.1 million, $1.0 million, and $4.3 million for the years ended December 31, 2021, 2020, and 2019, respectively.

The Company has a services and resource sharing agreement between the Company and CSHMS pursuant to which the Company provides certain services and resources to CSHMS, including personnel for finance, legal, compliance, human resources, administrative, information technology and other operational support functions. No amounts were allocated under this agreement for the years ended December 31, 2021, 2020, and 2019.

The Company has an administrative services agreement between the Company and DLM pursuant to which the Company agrees to provide certain services and use of facilities to DLM. The services relate to the business of DLM. The primary business of DLM is the distribution of the Company’s annuity products and related activities. No amounts were allocated under this agreement for the years ended December 31, 2021, 2020, and 2019.

Effective January 1, 2019, the Company had an Amended and Restated Master Agency Agreement (the “First Amended Agreement”) between the Company and DLM, pursuant to which DLM provides certain distribution and agent management services to the Company. On September 1, 2021, the First Amended Agreement was superseded by the Second Amended and Restated Master Agency Agreement executed between the Company and DLM. The Company incurred commission expenses under the First Amended Agreement totaling $48.4 million for the eight months ended August 31, 2021, $49.5 million for the year ended December 31, 2020, and $21.6 million for the year ended December 31, 2019.

On September 1, 2021, the Company began paying heaped commissions to DLM which were expensed as incurred. The commission expenses incurred during the remaining four months of 2021 totaled $71.9 million, including a one-time, accelerated payment of $41.0 million made by the Company in settlement of the First Amended Agreement. Under the Second Amended and Restated Master Agency Agreement with DLM, the Company also began paying marketing fees as an allowance for advertising, marketing, bonus and other expenses related to the promotion and sales of certain products of the Company, and these fees totaled $20.0 million in 2021. Other fees paid for services by the Company to DLM totaled $18.2 million, $14.9 million, and $11.8 million for the years ended December 31, 2021, 2020, and 2019, respectively.

The Company has a services and resource sharing agreement between the Company and LCC, LNIC, and LAIC, dated January 1, 2020, under which the Company provides services and makes resources available upon request to LCC, LNIC, and LAIC. No amounts were allocated under the agreement for the years ended December 31, 2021 and 2020.

The Company is party to a paymaster agreement between and among the Company, DLM, GOTO Resources, and Clarendon, dated January 1, 2019, that enables the Company, on behalf of Clarendon, to provide GOTO Resources, in its role as payroll employer of DLM, with certain amounts to be paid to DLM in connection with their activities as registered persons of Clarendon. No amounts were allocated under the agreement for the years ended December 31, 2021, 2020, and 2019, respectively.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

On August 2, 2013, the Parent acquired all of the issued and outstanding shares of the Company from Sun Life Canada (U.S.) Holdings, Inc. (the “Sale Transaction”). In connection with the Sale Transaction, the Company’s controlling persons agreed that the Company would comply with the filing and other requirements contained in Section 5005(a) of the Delaware Insurance Code with respect to any transaction subject to Section 5005(a)(2) between (a) the Company, on the one hand, and (b) (I) Guggenheim Capital, LLC (“GC”) or a subsidiary thereof, or (II) Sammons Enterprises, Inc. or a subsidiary thereof, on the other hand. The following are agreements in effect that the Company has filed pursuant to the terms of this undertaking:

The Company has an amended and restated investment management agreement with Guggenheim Partners Investment Management, LLC (“GPIM”), whereby GPIM provides investment management services for certain of the Company’s investments. Expenses incurred under this agreement amounted to approximately $7.0 million, $7.1 million, and $7.8 million for the years ended December 31, 2021, 2020, and 2019, respectively.

The Company has a services agreement with Guggenheim Commercial Real Estate Finance, LLC (“GCREF”), whereby GCREF provides mortgage loan sourcing, origination and administration services to the Company. The servicing fees are netted from the debt servicing payments remitted by GCREF to the Company. The servicing fees incurred for the years ended December 31, 2021, 2020, and 2019 were $46 thousand, $83 thousand, and $37 thousand, respectively.

The Company has a services agreement with Guggenheim Insurance Services, LLC (“GIS”), whereby GIS provides certain personnel, facilities, systems and equipment in conjunction with the provision of accounting and general services, insurance services, and other advisory services to the Company.    Expenses incurred under this agreement amounted to approximately $50.0 million, $50.0 million, and $57.1 million for the years ended December 31, 2021, 2020, and 2019, respectively.

The Company has a limited discretionary investment advisory agreement between the Company and Guggenheim Investment Advisors, LLC (“GIA”), pursuant to which GIA provides investment advisory services to the Company. Expenses incurred under this agreement amounted to $22 thousand, $95 thousand, and 126 thousand for the years ended December 31, 2021, 2020 and 2019, respectively.

The Company had a selling agreement among the Company, GIS, and South Blacktree Insurance Agency, LLC related to the sale of certain private placement variable universal life insurance policies and funding agreements issued by the Company as identified in the selling agreement. The agreement was terminated in November 2021. The Company did not incur expenses under this agreement for the years ended December 31, 2021, 2020, and 2019.

The Company has a middle office services agreement between the Company and GIS dated July 23, 2018, under which GIS provides certain middle office services in furtherance of conducting the Company’s business and the business of its affiliates with which Company has investment-related services agreements.

The Company has a cost and liability allocation agreement among the Company, GIS, and GLAC dated July 23, 2018. This agreement is related to fees, charges, and expenses incurred by the Company under an Aladdin Services Agreement entered into between the Company and BlackRock Financial Management, Inc. (“BlackRock”) under which Blackrock implements and provides its proprietary Aladdin trading, portfolio management, and risk reporting system.

The Company had $2.3 million and $2.4 million due from affiliates, $22.4 million and $21.4 million due to affiliates, and $14.1 million and $1.7 million included in general expenses due or accrued to other related parties as of December 31, 2021 and 2020, respectively, under the terms of various management and services contracts which provide for cash settlements on a quarterly or more frequent basis. The Company also had $23.0 million and $40.0 million of distributions accrued from a wholly-owned investment subsidiary in investment income due and accrued as of December 31, 2021 and 2020, respectively.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

Other

As of and for the years ended December 31, 2021, 2020, and 2019, the Company had other investment activity with affiliates and affiliated holdings as follows:

During 2021, a $65.0 million investment in Wright STF III, LLC (“Wright”) that the Company held in 2020 matured. The Company then held additional short-term investments/cash equivalents from Wright as well as the $60 million demand note from CSHIC noted above that was repaid during the year. In total, the Company had $535.0 million of acquisitions of short-term investments/cash equivalents in 2021 offset by $225.0 million of proceeds from sales/maturities which increased the prior year balance of affiliated short-term investments of $65.0 million to $375.0 million as of December 31, 2021. The Company recorded $13.8 million of related investment income in 2021 and the average yield on these short-term investments was 5.47%.

During 2020, $200.0 million of short-term investments issued by Armstrong STF IV, LLC (“Armstrong”) and Wright held by the Company at December 31, 2019, matured. The Company also acquired $90 million of new short-term investments from Wright in 2020, $25 million of which was repaid during the year. The Company recorded $12.8 million of investment income in 2020 related to these investments and the average yield was 6.37%.

During 2019, the Company acquired a $202.5 million short-term investment from an affiliate, WPH Holdings II Parent, LLC (“WPH”). Both this investment and a $171.0 million short-term investment from WPH held at December 31, 2018 matured or were repaid, resulting in no gain. The Company recorded $23.3 million of investment income related to these investments in 2019, and the average yield was 8.0%. The Company acquired short-term investments from Armstrong and Wright during 2019 totaling $100.0 million each which were held at December 31, 2019. The Company recorded $0.6 million of investment income on these investments in 2019 and the average yield was 5.70%.

During 2021, the Company acquired $533.8 million repurchase agreements from an affiliate and received proceeds of $362.3 million from repurchase agreement maturities during 2021. The Company also acquired $154.6 million of unaffiliated short-term investments, bonds, and preferred stock from affiliates and received proceeds of $306.1 million from sales of unaffiliated short-term investments, bonds, mortgages, and equities to affiliates from which the Company deferred realized gains of $4.8 million. The Company purchased $97.0 million of bonds from an affiliate in December 2021.

In 2020, the Company acquired $146.6 million of bonds from affiliates, including the bonds received from LCC noted above, and received proceeds of $44.7 million from sales of bonds to affiliates that resulted in immaterial gains. The Company also received $57.2 million of proceeds from sales of other invested assets to DLIH 2016-2 from which the Company deferred a realized gain of $1.9 million.

The Company acquired $93.6 million of bonds and $9.8 million of mortgages from affiliates in 2019, including the invested assets received from the DLRC capital transactions noted above, and received proceeds of $71.1 million from sales of short-term and long-term bonds to affiliates. Immaterial gains were recognized on these transactions.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

The following table summarizes the Company’s investments in affiliates (excluding investments in subsidiaries) at December 31, 2021 and 2020:

	December 31,
(In Thousands)	2021	2020
Cash Equivalent	$101,891	$—
Short-Term Investments	444,520	65,000
Bonds	433,021	67,000
Preferred Stocks	255,000	255,000
Commercial Mortgage Loans	2,720	8,831

Total	$1,237,152	$395,831

As of and for the years ended December 31, 2021, 2020 and 2019, the Company had investment activity with related parties and parties related to or managed by GC and related holdings as follows:

The Company purchased $14.2 million of bonds issued by other related parties during 2021. As of December 31, 2021 and 2020, the Company held bonds issued by other related parties that totaled $112.5 million and $455.0 million, respectively.

The Company purchased $1.7 million and $17.2 million of bonds and received proceeds of $3.9 million and $5.0 million from bond sales from parties related to or managed by GC in 2020 and 2019, respectively. No material gains and losses were recognized by the Company on these transactions in 2020 or 2019 and there were no such transactions in 2021.

The following table summarizes the Company’s investments in parties related to or managed by GC as of December 31, 2021 and 2020:

(In Thousands)	2021	2020
Bonds	$184,131	$418,145
Common Stocks	40	31,736
Other Invested Assets	49,728	—

Total	$233,899	$449,881

Guarantees

The Company, as successor to Keyport Life Insurance Company (“Keyport”), unconditionally guarantees the full and punctual payment when due of any obligations of the former Keyport Benefit Life Insurance Company (“KBL”) arising out of or in connection with any contract issued by KBL on or after June 25, 1998 and before December 31, 2002, the date that KBL merged with and into the Company’s wholly-owned subsidiary, DLNY. The purpose of this guaranty was to enhance the financial strength of KBL. The liability of the Company under the guaranty is unlimited to any specific sum. The guaranty will not exceed contractual obligations to the policyholders of the contracts. The cash surrender value of the contracts at December 31, 2021 and December 31, 2020 was approximately $170.0 million, and $179.7 million, respectively. At December 31, 2021 and 2020, there was no liability accrued for this guaranty.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

The Company guarantees on a subordinated basis all amounts payable by DLNY to holders of certain deferred combination fixed and variable annuity contracts (“MVA Contracts”) issued by DLNY which include the option to earn a guaranteed fixed return for specified periods (“Guarantee Period”). The Company unconditionally and irrevocably guarantees the full and punctual payment when due of all amounts payable by DLNY from a Guarantee Period to any holder. The guaranty is subject to no preconditions other than the failure by DLNY to pay when due any Guarantee Period interests. DLNY registered such Guarantee Period interests under the Securities Act of 1933 with the U.S. Securities and Exchange Commission (the “SEC”). Under the SEC’s rules, implementation of the guaranty permitted DLNY to stop filing periodic reports with the SEC pursuant to the Securities Exchange Act of 1934, and the purpose of the guaranty was to achieve that result. The Company’s guaranty in this regard guarantees the payment of amounts payable by DLNY from a Guarantee Period but does not guaranty any other obligations of DLNY under the MVA Contracts. The obligations under the foregoing guaranty are unsecured obligations of the Company and subordinate in right of payment to the prior payment in full of all other obligations of the Company, except for guarantees which by their terms are designated as ranking equally in right of payment with or subordinate to this guaranty. The liability of the Company under the guaranty is unlimited to any specific sum. The guaranty will not exceed contractual obligations to the holders of the MVA Contracts. The total account value of the MVA Contracts was approximately $6.7 million and $6.6 million at December 31, 2021 and 2020, respectively. There was no liability accrued for this guaranty at December 31, 2021 and 2020.

Pursuant to an agreement effective January 20, 2017, the Company guarantees punctual payment to Merrill Lynch Professional Clearing Corp. (“ML Pro”) and certain affiliates of ML Pro (collectively, the “Guaranteed Parties”) by certain subsidiaries of the Company that may be added to the guaranty (collectively, the “ML Customers”), in connection with accounts the ML Customers have with the Guaranteed Parties. The obligations of the Company under the guaranty agreement are limited to $300.0 million. There was no liability accrued for this guaranty at December 31, 2021 and 2020.

In 2018, CSP&C entered into a lease agreement for an office in Boca Raton, Florida that expires in February 2026. The Company is a guarantor of the lease which has future minimum lease commitments of approximately $2.0 million as of December 31, 2021.

Pursuant to a 2019 Letter of Credit Facility Agreement (the “2019 LCFA”) between the Company and CSP&C, the Company was issued an irrevocable letter of credit (“LOC”) in 2019 by the Federal Home Loan Bank of Indianapolis (the “FHLB”) on behalf of an unrelated party. Under the 2019 LCFA, CSP&C was unconditionally responsible to reimburse the Company for the full amount of any drawdown by the beneficiary. In February 2021, the third party drew down $8.0 million under the LOC which effectively terminated the LOC. CSP&C reimbursed the Company in full for its payment related to the drawdown.

As a requirement under a Master Receivables Purchase Agreement (the “RPA”) between CSHIC and Société Générale Factoring S.A. (“SGF”) dated October 4, 2021, the Company guarantees the performance and observance of all obligations and covenants by CSHIC. Under the RPA, CSHIC proposes the sale of certain eligible receivables for purchase by SGF at a discounted rate. CSHIC is required to repurchase any ineligible receivables sold to SGF. The guarantee would require payment by the Company if CSHIC was unable to repurchase any ineligible receivables sold.

The Company is a co-borrower under a short-term money market facility with Société Générale under which CSHIC, as borrower, has authority to borrow up to $200.0 million to be used for general corporate purposes. Refer to Note 17 for further details. CSHIC had no amounts outstanding under this facility as of December 31, 2021.

The Company has committed to contribute capital to CSP&C as needed to maintain a certain risk-based capital level. Refer to Note 17 for further details.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

The Company authorized a wholly-owned subsidiary, DLIH 2016-2, to enter into the SG Facility with a maximum borrowing amount of $150.0 million as part of its investment program. Pursuant to the SG Facility, the Company is required to pledge collateral to support borrowings. The pledged collateral secures obligations of a non-recourse guarantee by the Company, which is limited to the pledge of collateral assets. The Company may be required to make equity capital contributions to DLIH 2016-2 from time to time. As of December 31, 2021 and 2020, DLIH 2016-2 had borrowed $149.2 million and $64.7 million, respectively, under the SG Facility.

During 2020 a syndicated credit facility arranged by BMO Capital Markets Corp. and consisting of three bank lenders (the “BMO Facility”) was provided to CSHH and its wholly-owned subsidiary, CSHIC, with a maximum borrowing of $125.0 million as of December 31, 2021. Pursuant to the BMO Facility and a related separate fee letter, the Company guarantees all principal and interest obligations of CSHH and CSHIC, and is subject to certain covenants related to risk based capital and surplus. As of December 31, 2021 and 2020, CSHIC borrowings under the facility were $115.0 million and $61.0 million, respectively.

Pursuant to a Letter of Credit Facility Agreement (the “LCFA”) between the Company and its indirect subsidiary, Clear Spring Health (SC), Inc. (“CSH(SC)”), the FHLB issued the Company an irrevocable $1.0 million LOC effective July 1, 2021 on behalf of an unrelated party in respect of potential obligations of CSH(SC). Under the LCFA, CSH(SC) is unconditionally responsible to reimburse the Company for the full amount of any drawdown from the LOC by the beneficiary. CSH(SC) pays the Company a facility fee as compensation for the arrangement. Refer to Note 17 for further details.

3.	BONDS AND PREFERRED STOCKS

The statement value and fair value of the Company’s bonds and preferred stocks were as follows:

	December 31, 2021
		Gross	Gross
	Statement	Unrealized	Unrealized	Estimated
(In Thousands)	Value	Gains	Losses	Fair Value
Bonds:
U.S. Governments	$457,303	$2,746	$(4,851)	$455,198
All Other Governments	12,138	566	(75)	12,629
U.S. States, Territories and Possessions (Direct and Guaranteed)	19,911	539	(160)	20,290
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	924,388	91,583	(8,990)	1,006,981
Industrial and Miscellaneous (Unaffiliated)	11,162,149	245,942	(52,949)	11,355,142
Hybrid Securities	194,088	14,760	(1,306)	207,542
Bonds - Affiliated	433,021	1,368	—	434,389
SVO Identified Exchange Traded Funds	1,815	57	(19)	1,853

Total Bonds	$13,204,813	$357,561	$(68,350)	$13,494,024

Preferred Stocks	$1,227,981	$13,266	$(12)	$1,241,235

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

	December 31, 2020
		Gross	Gross
	Statement	Unrealized	Unrealized	Estimated
(In Thousands)	Value	Gains	Losses	Fair Value
Bonds:
U.S. Governments	$392,584	$9,044	$(437)	$401,191
All Other Governments	11,070	947	(78)	11,939
U.S. States, Territories and Possessions (Direct and Guaranteed)	9,687	701	(1)	10,387
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	992,830	80,971	(8,364)	1,065,437
Industrial and Miscellaneous	11,112,860	429,773	(143,064)	11,399,569
Hybrid Securities	220,819	20,433	(1,640)	239,612
Bonds - Affiliated	67,000	—	—	67,000
SVO Identified Exchange Traded Funds	1,810	110	(19)	1,901

Total Bonds	$12,808,660	$541,979	$(153,603)	$13,197,036

Preferred Stocks	$939,125	$9,663	$(146)	$948,642

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

The statement value and estimated fair value by maturity periods for bonds, other than ABS and MBS, are shown below. Actual maturities may differ from contractual maturities on ABS and MBS because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties; accordingly, the contractual maturities for those securities are not shown.

	December 31, 2021
	Statement	Estimated
(In Thousands)	Value	Fair Value
Due in one year or less	$427,656	$428,204
Due after one year through five years	2,051,213	2,085,052
Due after five years through ten years	3,549,020	3,597,242
Due after ten years	3,425,633	3,523,993
SVO Identified Exchange Traded Funds	1,815	1,853

Total before asset and mortgage-backed securities	9,455,337	9,636,344

Asset and mortgage-backed securities	3,749,476	3,857,680

Total	$13,204,813	$13,494,024

Proceeds from sales and maturities of investments in bonds and preferred stock during 2021, 2020, and 2019, were $6.1 billion, $4.8 billion, and $6.7 billion, including non-cash transactions of $608.7 million, $433.1 million, and $366.7 million, respectively; gross gains were $72.0 million, $52.6 million, and $66.4 million respectively; and gross losses were $24.3 million, $44.6 million, and $34.8 million, respectively.

Bonds with a statement value of approximately $1.3 million and $5.2 million for the years ended December 31, 2021 and 2020 were on deposit with governmental authorities as required.

Investment-grade bonds were 95.5% and 96.6% of the Company’s total bonds as of December 31, 2021 and 2020, respectively.

The fair value of publicly-traded bonds is determined using three primary pricing methods: third-party pricing services, non-binding broker quotes, and pricing models. Prices are first sought from third-party pricing services, with the remaining unpriced securities priced using one of the other two methods. For privately-placed fixed maturity securities, fair values are estimated using model prices or broker quotes. A portion of privately-placed fixed maturity securities (typically SEC Rule 144A securities) are priced using market prices.

Structured securities, such as ABS, RMBS and CMBS, are priced using third-party pricing services, a fair value model, or independent broker quotations. Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds. In addition, estimates of expected future prepayments are factors in determining the price of ABS, RMBS and CMBS. These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral. Actual prepayment experience may vary from these estimates. Exposure to any single issuer is less than 10% of net admitted assets.

The fair value of the Company’s preferred stocks is first based on quoted market prices. Similar to fixed-maturity securities, the Company uses pricing services and broker quotes to price preferred stocks for which the quoted market price is not available.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

Other-than-temporary-impairment

The Company recognizes and measures OTTI for loan-backed and structured securities (“LBSS”) in accordance with SSAP No. 43R. In accordance with SSAP No. 43R, if the fair value of a LBSS is less than its amortized cost basis at the Statutory Statements of Admitted Assets, Liabilities and Capital Stock and Surplus date, the Company assesses whether the impairment is an OTTI. When an OTTI has occurred, the amount of OTTI recognized in earnings is the difference between the amortized cost basis of the security and the present value of its expected future cash flows, discounted at the effective interest rate implicit in the security.

If the Company intends to sell the LBSS, or if it is more likely than not that it will be required to sell the security before recovery of its amortized cost basis, an OTTI is considered to have occurred. The amount of the OTTI recognized in earnings is the difference between the amortized cost basis and the fair value of the security.

If the Company does not intend to sell the LBSS, or if it is not more likely than not that it will be required to sell the security before recovery of its amortized cost basis, the Company performs cash-flow based testing to determine if the present value of its expected future cash flows discounted at the effective interest rate implicit in the security is less than its amortized cost basis.

Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third parties, along with assumptions and judgments about the future performance of the underlying collateral. Losses incurred on the respective portfolios are based on loss models using assumptions about key systematic risks, such as unemployment rates and housing prices, and loan-specific information, such as delinquency rates and loan-to-value ratios.

There were no credit impairments recorded in 2021, 2020, and 2019 on LBSS held as of December 31, 2021, 2020, and 2019, respectively, pursuant to SSAP No. 43R.

If the fair value of a bond, other than those subject to SSAP No. 43R, is less than its amortized cost basis at the Statements of Admitted Assets, Liabilities and Capital Stock and Surplus date, the Company assesses whether the impairment is an OTTI. When an OTTI has occurred, the amount of OTTI recognized in earnings is the difference between the amortized cost basis of the security and its fair value.

If the Company intends to sell the bond, or if it is more likely than not that it will be required to sell the security before recovery of its amortized cost basis, an OTTI is considered to have occurred. If the Company does not intend to sell the bond, or if it is not more likely than not that it will be required to sell the security before recovery of its amortized cost basis, the Company employs a portfolio monitoring process to identify securities that are OTTI.

The Company has an Asset Valuation Committee composed of investment and finance professionals which meets at least quarterly to review individual issues or issuers that may be of concern.    In determining whether a security is OTTI, the Asset Valuation Committee considers the factors described below. The process involves a quarterly screening of all securities with a fair value less than the amortized cost basis. Discrete credit events, such as a ratings downgrade, are also used to identify securities that may be OTTI. The securities identified are then evaluated based on issuer-specific facts and circumstances, such as the issuer’s ability to meet current and future interest and principal payments, an evaluation of the issuer’s financial position and its near-term recovery prospects, difficulties being experienced by an issuer’s parent or affiliate, and management’s assessment of the outlook for the issuer’s sector. In making these evaluations, the asset valuation committee exercises considerable judgment. Based on the Asset Valuation Committee’s evaluation, issues or issuers are considered for inclusion on one of the Company’s following credit lists:

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

“Monitor List” - A security on this list is subject to a heightened level of monitoring because either the issue or the issuer or its industry, sector, geographic location, or political operating environment has been under stress.

“Watch List” - There is a preponderance of likelihood that either interest or principal will not be received according to the committee’s expectations and may result in an impairment or write-offs.

“Impaired List” - The Asset Valuation Committee has concluded that the Company has the intent to sell the security, it is more likely than not that the Company will be required to sell the security before recovery of its amortized cost basis, or the amortized cost basis of the security is not expected to be recovered due to expected delays or shortfalls in the contractually specified cash flows. For these investments, the amount of OTTI recognized in the Company’s Statements of Operations is the difference between the amortized cost basis of the security and its fair value or discounted cash flows.

Should it be determined that a security is OTTI, the Company records a loss through an appropriate adjustment in carrying value. For the years ended December 31, 2021, 2020, and 2019, the Company incurred write-downs of bonds totaling $4.3 million, $2.3 million, and $0 million respectively, including those subject to SSAP No. 43R. Of these amounts, no OTTI was related to sub-prime loans. In addition to the impairment on structured bonds, the Company incurred impairment write-downs of $9.7 million related to solar tax credit investments, $30.0 million due to intent to sell other invested assets, $3.0 million on residual equity tranches, and $7.7 million on equity interests.

There are inherent risks and uncertainties in management’s evaluation of securities for OTTI. These risks and uncertainties include factors both external and internal to the Company, such as general economic conditions, an issuer’s financial condition or near-term recovery prospects, market interest rates, unforeseen events which affect one or more issuers or industry sectors, and portfolio management parameters, including asset mix, interest rate risk, portfolio diversification, duration matching, and greater-than-expected liquidity needs. All of these factors could impact management’s evaluation of securities for OTTI.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

The gross unrealized losses and fair value of investments, which were deemed temporarily impaired, aggregated by investment category, number of securities, and the length of time in an unrealized loss position, at December 31, 2021 were as follows:

	Less than 12 months			12 months or more			Total
		Fair	Unrealized		Fair	Unrealized		Fair	Unrealized
(in Thousands except # of securities)	#	Value	Losses	#	Value	Losses	#	Value	Losses
Bonds:
U.S. Governments	5	$239,887	$(1,851)	—	$76,653	$(2,999)	5	$316,540	$(4,850)
All Other Governments	—	—	—	1	2,862	(75)	1	2,862	(75)
U.S. States, Territories and Possessions (Direct and Guaranteed)	1	7,786	(160)	—	—	—	1	7,786	(160)
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	45	133,862	(2,850)	3	108,225	(6,140)	48	242,087	(8,990)
Industrial and Miscellaneous (Unaffiliated)	190	2,110,143	(40,178)	100	1,245,030	(12,773)	290	3,355,173	(52,951)
Hybrid Securities	4	734	(16)	3	10,318	(1,289)	7	11,052	(1,305)
SVO Identified Exchange Traded Funds	—	—	—	1	818	(19)	1	818	(19)

Total Bonds	245	$2,492,412	$(45,055)	108	$1,443,906	$(23,295)	353	$3,936,318	$(68,350)

Preferred Stocks	1	$92,197	$(12)	—	$—	$—	1	$92,197	$(12)

The gross unrealized losses and fair value of investments, which were deemed temporarily impaired, aggregated by investment category, number of securities, and the length of time in an unrealized loss position, at December 31, 2020 were as follows:

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

	Less than 12 months			12 months or more			Total
		Fair	Unrealized		Fair	Unrealized		Fair	Unrealized
(in Thousands except # of securities)	#	Value	Losses	#	Value	Losses	#	Value	Losses
Bonds:
U.S. Governments	5	$11,821	$(437)	—	$—	$—	5	$11,821	$(437)
All Other Governments	—	—	—	1	3,056	(78)	1	3,056	(78)
U.S. States, Territories and Possessions (Direct and Guaranteed)	1	99	(1)	—	—	—	1	99	(1)
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	45	202,434	(8,346)	3	8,470	(18)	48	210,904	(8,364)
Industrial and Miscellaneous (Unaffiliated)	190	1,460,857	(37,916)	100	1,451,733	(105,148)	290	2,912,590	(143,064)
Hybrid Securities	4	2,824	(23)	3	7,251	(1,617)	7	10,075	(1,640)
SVO Identified Exchange Traded Funds	—	—	—	1	821	(19)	1	821	(19)

Total Bonds	245	$1,678,035	$(46,723)	108	$1,471,331	$(106,880)	353	$3,149,366	$(153,603)

Preferred Stocks	2	$136,812	$(146)	—	$—	$—	2	$136,812	$(146)

As summarized in the tables below, the Company had indirect exposure to sub-prime loans with a book adjusted carrying value of $4.6 million and $16.8 million as of December 31, 2021 and 2020. This amount represented approximately 0.02 percent of the Company’s total invested assets as of December 31, 2021 and 2020. In terms of managing and mitigating sub-prime mortgage risk, the Company’s overall exposure to these investments was as shown below (in thousands):

2021
		Book/Adjusted
Type	Actual Cost	Carrying Value (excluding interest)	Fair Value
Residential Mortgage Backed Securities	$4,747	$4,600	$4,512

	$4,747	$4,600	$4,512

2020
		Book/Adjusted
Type	Actual Cost	Carrying Value (excluding interest)	Fair Value
Residential Mortgage Backed Securities	$16,837	$16,837	$17,180

	$16,837	$16,837	$17,180

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

5GI Securities

The Company’s overall exposure to 5GI securities was as shown below:

(In thousands except for number of securities):

Investment	Number of 5GI Securities		Aggregate Book Adjusted Carry Value		Aggregate Fair Value
	12/31/2021	12/31/2020	12/31/2021	12/31/2020	12/31/2021	12/31/2020
Preferred Stock	1	1	$255,000	$255,000	$255,000	$255,000

Total	1	1	$255,000	$255,000	$255,000	$255,000

4.	MORTGAGE LOANS ON REAL ESTATE

The Company invests in commercial and residential first mortgage loans throughout the United States and Great Britain. Investments are diversified by property type and geographic area in order to manage credit risk. The Company monitors the condition of the mortgage loans in its portfolio.

In those cases, where mortgages have been restructured, appropriate allowances for losses are made. In those cases where, in management’s judgment, the mortgage loan’s value is impaired, appropriate losses are recorded.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

The following table shows the geographical distribution of the statement value of the Company’s mortgage loan portfolio as of December 31, 2021 and 2020 (in thousands):

	2021	2020
Alabama	55,677	$3,229
Arizona	13,939	2,003
Arkansas	47,357	94
California	136,079	76,503
Colorado	17,153	15,937
Connecticut	11,087	10,925
Florida	40,604	2,794
Georgia	6,392	10,625
Iowa	442	—
Idaho	69	—
Illinois	26,650	25,557
Indiana	204	—
Kansas	7,544	7,480
Kentucky	265	1,563
Louisiana	1,213	410
Maryland	295	73
Massachusetts	59,511	5,037
Michigan	8,821	7,669
Minnesota	46	—
Missouri	1,302	398
Mississippi	655	—
New Jersey	2,014	3,424
New Mexico	3,479	3,556
New York	167,273	180,660
North Carolina	65,501	41,690
Ohio	1,770	1,945
Oklahoma	1,566	162
Oregon	6,511	5,390
Pennsylvania	23,974	13,608
Puerto Rico	24,950	—
South Carolina	1,010	107
Tennessee	24,890	25,000
Texas	169,446	4,993
Utah	1,948	2,304
Virginia	747	1,230
Washington	28,256	317
West Virginia	84	—
Wisconsin	4,192	4,159
General allowance for loan loss	(2,460)	(2,460)

Total Mortgage Loans on Real Estate	$960,456	$456,382

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

The Company originated 438, 69, and 59 mortgage loans in 2021, 2020, and 2019, respectively, and made additional investments after acquisition each year with a total cost of new loans of $700.0 million, $156.0 million and $299.5 million, respectively. Minimum and maximum rates of the new loans ranged from 3.04% to 8.75%, 4.18% to 12.6%, and 4.59% to 7.18% in 2021, 2020, and 2019, respectively. During the years ended December 31, 2021, 2020, and 2019, the Company did not reduce interest rates on any outstanding mortgage loans. Mortgage loans are collateralized by the related properties and were no more than 101.7% of the property’s value at the time the original loan was made during 2021. The loan to value ratio (“LTV”) on commercial mortgages is no more than 75% and the LTV on residential loans of less than $500 thousand per mortgage can exceed 75%.

A mortgage loan is considered impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. The allowance for credit losses is estimated using the present value of expected cash flows discounted at the loan’s effective interest rate or the fair value of the collateral. A specific allowance for loan loss is established for an impaired loan if the present value of expected cash flows discounted at the loan’s effective interest rate, or the fair value of the loan collateral, less cost to sell, is less than the recorded amount of the loan. The Company did not have a specific allowance for loan loss at December 31, 2021 and 2020. A general allowance for loan loss is established based on an assessment of past loss experience on groups of loans with similar characteristics and current economic conditions. The general allowance for loan loss was $2.5 million at December 31, 2021 and 2020. While management believes that it uses the best information available to establish allowances, future adjustments may become necessary if economic conditions differ from the assumptions used in calculating them. At December 31, 2021 and 2020, the Company individually and collectively evaluated loans with a net carrying value of $960.5 million and $456.4 million, respectively.

As of December 31, 2021 and 2020, the Company held no restructured loans. Should the Company hold any troubled debt, the Company may modify the terms of a loan by adjusting the interest rate, extending the maturity date, or both.

Delinquency status is determined based upon the occurrence of a missed contract payment. There were no loans past due greater than 90 days at December 31, 2021 and 2020.

The Company accrues interest income on impaired loans to the extent it is deemed collectible. Otherwise, receipts on non-performing loans are not recognized as interest income until the loan is no longer impaired, is sold, or is otherwise made whole. Any cash collected during the period where the loan is impaired is applied to lower its carrying value.

Other information is as follows:

	Residential		Commercial
(In Thousands)	Insured	All Other	Insured	All Other	Mezzanine	Total
December 31, 2021
Recorded Investment
Current	$—	$33,934	$—	$911,301	$4,450	$949,685
30 - 59 Days Past Due	—	12,623	—	—	—	12,623
60 - 89 Days Past Due	—	608	—	—	—	608
Participant or Co-lender in a Mortgage Loan Agreement	$—	$—	$—	$47,408	$—	$47,408
December 31, 2020
Recorded Investment
Current	$—	$4,411	$—	$446,567	$7,864	$458,842
Participant or Co-lender in a Mortgage Loan Agreement	$—	$—	$—	$62,912	$—	$62,912

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

The Company did not have any mortgages accruing interest more than 90 days past due or with reduced interest during 2021 or 2020 and the Company had no investments in impaired loans during 2021 or 2020.

Information regarding the Company’s allowance for credit losses is as follows at December 31, 2021 and 2020:

	2021	2020
(In Thousands)
Balance at Beginning of Period	$2,460	$2,460
Additions Charged to Operations	—	—
Recoveries of Amounts Previously Charged Off	—	—

Balance at End of Period	$2,460	$2,460

The Company did not have any mortgage loans derecognized as a result of foreclosure during 2021 or 2020.

The following table provides an aging of mortgage loans as of December 31, 2021 and 2020, based on the recorded investment net of allowances for credit losses:

(In Thousands)
	2021	2020
Current	$949,685	$458,842
30-59 Days Past Due	12,623	—
60-89 Days Past Due	608	—

Total Past Due	13,231	—

Gross carrying value	$962,916	$458,842
Total Allowance for Loan Loss	(2,460)	(2,460)

Total Mortgage Loans on Real Estate	$960,456	$456,382

The credit quality of the Company’s mortgage loans is assessed by the debt service coverage ratio (“DSC”) and LTV. The following tables show the recorded gross investment of the Company’s mortgage loans aggregated by LTV and DSC as of December 31, 2021 and 2020:

		2021
(In Thousands)	Debt Service Coverage Ratio
	>1.2x	1.0x to < 1.2x	<1.0x	Total
Loan to Value Ratio
0%-59.99%	$123,592	$315,528	$44,000	$483,120
60%-69.99%	82,865	113,488	—	196,353
70%-79.99%	25,697	147,733	62,849	236,279
80% or greater	—	—	—	—

Total (*)	$232,154	$576,749	$106,849	$915,752

(*)	excludes residential mortgages in good standing

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

		2020
(In Thousands)	Debt Service Coverage Ratio
	>1.2x	1.0x to < 1.2x	<1.0x	Total
Loan to Value Ratio
0%-59.99%	$167,749	$91,218	$54,925	$313,892
60%-69.99%	58,037	30,930	17,626	106,593
70%-79.99%	—	26,082	7,864	33,946
80% or greater	—	—	—	—

Total (*)	$225,786	$148,230	$80,415	$454,431

(*)	excludes residential mortgages in good standing

5.	REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS TRANSACTIONS ACCOUNTED FOR AS SECURED BORROWING

REPURCHASE TRANSACTION - CASH PROVIDER - OVERVIEW OF SECURED BORROWING TRANSACTIONS

(1)

The Company opportunistically uses repurchase transactions in conjunction with its liquidity management program to temporarily provide short-term liquidity from time-to-time as needed and determined by the Company. Using repurchase transactions to meet short-term liquidity needs positions the Company to be prepared to execute on opportunistic investments as they arise. The collateral posted by the Company is subject to fair value change and a decline in fair value could require the Company to post additional collateral to the counterparty. This risk is mitigated by the Company’s internal policy of limiting repurchase transactions to 5.0% of its available collateral. Potential liquidity risks arising from a duration mismatch between the collateral and repurchase transaction are mitigated by the Company’s other sources of liquidity, such as monthly principal and interest payments, premium sales by the Company, and other lines of credit established by the Company. The Company typically receives cash for its repurchase transactions; however, on occasion the Company has received United States Treasuries. In the case of United State Treasuries, the Company monitors the price of the Treasury collateral to ensure the Company is adequately collateralized.

(2)	Type of Repurchase Trades Used

	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER
a. Bilateral (YES/NO)	Yes	Yes	Yes	Yes
b. Tri-Party (YES/NO)	No	No	No	No

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

(3)	Original (Flow) & Residual Maturity

(In Thousands)	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER
a. Maximum Amount
1. Open - No Maturity	$—	$—	$—	$—
2. Overnight	$—	$—	$—	$—
3. 2 Days to 1 Week	$—	$—	$—	$—
4. > 1 Week to 1 Month	$—	$200,000	$200,000	$418,641
5. > 1 Month to 3 Months	$200,000	$200,000	$22,623	$312,985
6. > 3 Months to 1 Year	$—	$300,000	$293,862	$—
7. > 1 Year	$25,000	$25,000	$8,515	$25,000
b. Ending Balance
1. Open - No Maturity	$—	$—	$—	$—
2. Overnight	$—	$—	$—	$—
3. 2 Days to 1 Week	$—	$—	$—	$—
4. > 1 Week to 1 Month	$—	$200,000	$—	$250,000
5. > 1 Month to 3 Months	$200,000	$—	$—	$312,985
6. > 3 Months to 1 Year	$—	$300,000	$16,485	$—
7. > 1 Year	$25,000	$25,000	$8,515	$25,000

(4)	Counter Party, Jurisdiction and Fair Value (FV)

Not applicable

(5)	Securities “Sold” Under Repurchase - Secured Borrowing

(In Thousands)	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER
a. Maximum Amount
1. BACV	XXX	XXX	XXX	$—
2. Nonadmitted - Subset of BACV	XXX	XXX	XXX	$—
3. Fair Value	$234,504	$558,725	$25,544	$611,911
b. Ending Balance
1. BACV	XXX	XXX	XXX	$555,700
2. Nonadmitted - Subset of BACV	XXX	XXX	XXX	$—
3. Fair Value	$234,504	$558,725	$25,544	$611,911

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

(6)	Securities Sold Under Repurchase - Secured Borrowing by NAIC Designation

(In Thousands)	NONE	NAIC 1	NAIC 2	NAIC 3	NAIC 4	NAIC 5	NAIC 6	Nonadmitted
Bonds - BACV	$—	$88,573	$467,127	$—	$—	$—	$—	$—
Bonds - FV	$—	$91,878	$520,032	$—	$—	$—	$—	$—
LB & SS - BACV	—	—	—	—	—	—	—	—
LB & SS - FV	—	—	—	—	—	—	—	—
Preferred Stock - BACV	—	—	—	—	—	—	—	—
Preferred Stock - FV	—	—	—	—	—	—	—	—
Common Stock	—	—	—	—	—	—	—	—
Total Assets - BACV	$—	$88,573	$467,127	$—	$—	$—	$—	$—
Total Assets - FV	$—	$91,878	$520,032	$—	$—	$—	$—	$—

(7)	Collateral Received - Secured Borrowing

(In Thousands)	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER
a. Maximum Amount
1. Cash	$—	$—	$—	$—
2. Securities (FV)	$25,000	$25,000	$25,000	$25,000
3. Nonadmitted	$—	$—	$—	$—
b. Ending Balance
1. Cash	$—	$—	$—	$—
2. Securities (FV)	$25,000	$25,000	$25,000	$25,000
3. Nonadmitted	$—	$—	$—	$—

(8)	Cash & Non Cash Collateral Received - Secured Borrowing by NAIC Designation

(In Thousands)	NONE	NAIC 1	NAIC 2	NAIC 3	NAIC 4	NAIC 5	NAIC 6	Nonadmitted
a. Cash	$—	$—	$—	$—	$—	$—	$—	$—
b. Bonds - FV	—	25,000	—	—	—	—	—	—
c. LB & SS - FV	—	—	—	—	—	—	—	—
d. Preferred Stock - FV	—	—	—	—	—	—	—	—
e. Common Stock	—	—	—	—	—	—	—	—
f. Mortgage Loans - FV	—	—	—	—	—	—	—	—
g. Real Estate - FV	—	—	—	—	—	—	—	—
h. Derivatives - FV	—	—	—	—	—	—	—	—
i. Other Invested Assets - FV	—	—	—	—	—	—	—	—

j. Total Collateral Assets - FV (Sum of a through i)	$—	$25,000	$—	$—	$—	$—	$—	$—

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

(9)	Allocation of Aggregate Collateral by Remaining Contractual Maturity

(in Thousands)	FAIR VALUE
a. Overnight and Continuous	$—
b. 30 Days or Less	—
c. 31 to 90 Days	—
d. > 90 Days	25,000

(10)	Allocation of Aggregate Collateral Reinvested by Remaining Contractual Maturity

Not applicable

(11)	Liability to Return Collateral - Secured Borrowing (Total)

Not applicable

REVERSE REPURCHASE TRANSACTION - CASH PROVIDER - OVERVIEW OF SECURED BORROWING TRANSACTIONS

(1)

The Company engages in a reverse repurchase agreement program. This program is intended to provide opportunistic, short-term financing to counterparties. Each repurchase agreement entered into is governed by the terms of the Master Repurchase Agreement (“MRA”) as agreed to between the parties. Under the terms of the MRA, the Company purchases investments from the counterparty and the counterparty agrees to repurchase the same, or similar investments, back from the Company on a specified date at a specified price. On the maturity date, the Company may elect to enter into a new repurchase agreement with that same repo counterparty. The Company’s decision to do so will be dependent on its liquidity needs and assessment of the counterparty, as well as they collateral’s performance.

As a risk mitigant, the Company requires its counterparties to post collateral in excess of the loan amount, otherwise known as over collateralization. The amount of over collateralization is up to the Company’s discretion, but will not be less than 102%. On average, the Company has required over collateralization of 120%. The short duration of the repurchase agreements and the over collateralization required by the Company mitigate potential financial risks associated with the transactions.

(2)	Type of Repurchase Trades Used

	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER
a. Bilateral (Yes/No)	Yes	Yes	Yes	Yes
b. Tri-Party (Yes/No)	No	No	No	No

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

(3)	Original (Flow) & Residual Maturity

(In Thousands)	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER
a. Maximum Amount
1. Open - No Maturity	$—	$—	$—	$—
2. Overnight	$—	$—	$—	$—
3. 2 Days to 1 Week	$—	$—	$—	$—
4. > 1 Week to 1 Month	$14,779	$30,400	$—	$—
5. > 1 Month to 3 Months	$110,903	$—	$11,000	$101,891
6. > 3 Months to 1 Year	$829,340	$829,161	$829,161	$818,161
7. > 1 Year	$25,000	$25,000	$25,000	$25,000
b. Ending Balance
1. Open - No Maturity	$—	$—	$—	$—
2. Overnight	$—	$—	$—	$—
3. 2 Days to 1 Week	$—	$—	$—	$—
4. > 1 Week to 1 Month	$—	$—	$—	$—
5. > 1 Month to 3 Months	$—	$—	$—	$101,891
6. > 3 Months to 1 Year	$829,340	$829,161	$818,161	$818,161
7. > 1 Year	$25,000	$25,000	$25,000	$25,000

(4)	Counter Party, Jurisdiction and Fair Value (FV)

Not applicable

(5)	Fair Value of Securities Acquired Under Repurchase - Secured Borrowing

(In Thousands)	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER
a. Maximum Amount	$1,124,200	$1,131,082	$1,131,082	$1,246,212
b. Ending Balance	$1,124,200	$1,131,082	$1,117,332	$1,246,212

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

(6)	Securities Acquired Under Repurchase - Secured Borrowing by NAIC Designation

(In Thousands)	NONE	NAIC 1	NAIC 2	NAIC 3	NAIC 4	NAIC 5	NAIC 6	NONADMITTED
Bonds - FV	$1,228,712	$17,500	$—	$—	$—	$—	$—	$—
LB & SS - FV	—	—	—	—	—	—	—	—
Preferred Stock - FV	—	—	—	—	—	—	—	—
Common Stock	—	—	—	—	—	—	—	—
Mortgage Loans - FV	—	—	—	—	—	—	—	—
Real Estate - FV	—	—	—	—	—	—	—	—
Derivatives - FV	—	—	—	—	—	—	—	—
Other Invested Assets - FV	—	—	—	—	—	—	—	—

Total Assets	$1,228,712	$17,500	$—	$—	$—	$—	$—	$—

(7)	Collateral Pledged - Secured Borrowing

Not applicable

(8)	Allocation of Aggregate Collateral Pledged by Remaining Contractual Maturity

Not applicable

(9)	Recognized Receivable for Return of Collateral - Secured Borrowing

Not applicable

(10)	Recognized Liability to Return Collateral - Secured Borrowing (Total)

Not applicable

The Company had no repurchase agreement transactions or reverse repurchase agreement transactions accounted for as a sale.

6.	INVESTMENT GAINS AND LOSSES

Realized capital gains and losses on bonds, preferred stock, mortgages and interest rate swaps, which relate to changes in the general level of interest rates, are charged or credited to the IMR, net of tax, and amortized into operations over the remaining contractual life of the security sold. Realized gains and losses from all other investments are reported, net of tax, in the Statements of Operations but are not included in the computation of net gain from operations.

Changes in unrealized gains and losses on investments are reported as a component of Capital Stock and Surplus, net of deferred income taxes.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

Realized gains and losses, net of amounts transferred to the IMR and capital gains tax, are as follows:

	Years Ended December 31,
(In Thousands)	2021	2020	2019
Realized Gains (Losses):
Bonds	$15,403	$5,748	$31,542
Preferred Stocks	—	—	8
Common Stocks	—	368	3,530
Mortgage Loans	109	93	48
Cash, Cash Equivalents and Short-term Investments	(11)	8	—
Other Invested Assets	(22,220)	(591)	4,154
Derivative Instruments	1,429	(3,591)	88,153
Reinsurance Realized Gains (Losses)	(5,515)	(1,151)	83
Realized Capital Gains/(Losses) - other	—	—	(78,176)

Subtotal	(10,805)	884	49,342
Less Capital Gains Tax Expense	9,400	186	10,362

Net Realized Gains (losses)	(20,205)	698	38,980
Less Gains (Losses) Transferred to IMR (Net of Taxes)	5,439	(2,194)	34,440

Net Realized Gains (Losses) After Tax and IMR Transfer	$(25,644)	$2,892	$4,540

Unrealized gains and losses and related deferred capital gains tax are as follows:

	Years Ended December 31,
(In Thousands)	2021	2020	2019
Changes in Net Unrealized Capital Gains (Losses):
Bonds	$(268)	$(270)	$(206)
Common Stocks of Non-affiliates	(6,010)	(12,841)	(7,791)
Common Stocks of Affiliates	(11,121)	34,591	45,453
Preferred Stocks	(317)	—	(52)
Derivative Instruments	(146,178)	250,810	128,823
Other Hedging Investments	—	—	—
Other Invested Assets	(76,149)	(29,687)	59,628
Unrealized Capital Gains/(Losses) - Other	—	—	78,176

Subtotal	(240,043)	242,603	304,031
Deferred Capital Gains Tax Effect	12,827	(7,543)	(41,549)

Total	$(252,870)	$250,146	$345,580

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

7.	NET INVESTMENT INCOME

Net investment income consisted of:

	Years Ended December 31,
(In Thousands)	2021	2020	2019
Bonds (Unaffiliated)	$693,265	$612,739	$577,949
Bonds (Affiliated)	15,435	4,342	2,634
Preferred Stocks (Unaffiliated)	54,791	52,621	46,447
Preferred stocks (Affiliated)	15,648	15,648	15,826
Common Stocks (Unaffiliated)	6,234	3,484	10,307
Common Stocks (Affiliated)	58,232	20,000	3,693
Mortgage Loans	33,130	38,579	40,928
Contract Loans	16,073	16,059	17,535
Cash, Cash Equivalents and Short-term Investments	100,653	75,112	72,290
Derivative Instruments	(195,644)	(435,148)	(348,490)
Other Invested Assets	139,557	81,750	58,573
Other Investment Income	32,306	37,602	3,726

Gross Investment Income	969,680	522,788	501,418

Interest Expense on Surplus Notes	(42,688)	(43,260)	(43,260)
Investment Expenses	(44,168)	(40,115)	(31,246)

Net Investment Income	$882,824	$439,413	$426,912

The Company’s policy is to exclude investment income due and accrued with amounts that are over 90 days past due or where the collection of interest is uncertain. The Company did not have investment income due and accrued excluded from surplus for the years ended December 31, 2021, 2020 and 2019.

8.	DERIVATIVES

The Company uses derivatives for hedging or replication purposes. Interest rate swaps are mainly employed for hedging guaranteed minimum living benefits for certain variable annuity contracts and for duration matching purposes.

Options and swaptions are used to hedge equity and interest exposure embedded in the Company’s fixed, fixed index, and variable annuity products. Futures are used to hedge equity exposure included in fixed indexed annuities, as well as the guaranteed minimum death and living benefit features of the Company’s variable annuities. Currency forwards and swaps are used to hedge changes in foreign currency exchange (“FX”) rates.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

Interest rate swaps, options, swaptions and currency swaps are reported at fair value, with the unrealized gain or loss reported as an adjustment to surplus if not designated an effective hedge. All futures are marked to market and settled on a daily basis, with the gain or loss reported as a component of net investment income (loss).

The Company uses options to hedge the equity exposure embedded in its FIA products with the Morgan Stanley Global Opportunities Index (“MSGO”), OTC options on the S&P 500, the Deutsche Bank Cash Return on Capital Invested (“CROCI”) Sectors III Index, and the Deutsche Bank Momentum Asset Allocator (“MAA”) indices, the Barclays First Trust Capital Strength Barclays 5% Index (“FTCS”), and RBA Select Equity Yield CIBC 5% Index (“RBEY”). Fair Value changes in the options embedded within the policy are recorded through income. The Company purchases certain of these options through its investment subsidiary, DLIH 2016-1, which is accounted for in accordance with SSAP No. 48.

Market risk is the risk of loss due to market price changes of the derivative instrument or the underlying security or index. To mitigate this risk, the Company matches the market sensitivity of the hedge with the market sensitivity of the underlying asset or liability being hedged.

Credit risk is the counterparty credit risk or risk of loss as a result of default or a decline in market value stemming from a credit downgrade of the counterparty to the derivative transaction. The Company minimizes this risk by entering into derivatives only with counterparties that meet certain criteria, by utilizing standardized agreements, and by limiting counterparty concentrations.

All derivative transactions are covered under standardized contractual agreements with counterparties, all of which include credit-related contingent features. Certain counterparty relationships also may include supplementary agreements with tailored terms, such as additional triggers for early terminations, acceptable practices related to cross-transaction netting, and minimum thresholds for determining collateral.

Credit-related triggers include failure to pay or deliver on an obligation past certain grace periods, bankruptcy or the downgrade of credit ratings to below a stipulated level. These triggers apply to both the Company and its counterparty.

At December 31, 2021 and 2020, the Company pledged $107.7 million and $231.3 million, respectively, in U.S. Treasury securities and cash as collateral to counterparties. At December 31, 2021 and 2020, counterparties pledged to the Company $243.0 million and $318.0 million, respectively, in collateral comprised of cash and U.S. Treasury securities and corporate bonds.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

The Company’s underlying notional or principal amounts associated with open derivatives positions were as follows:

	Outstanding at
	December 31, 2021
(In Thousands)	Notional Principal Amounts	Fair Value/ Statement Value	Amortized Cost	Unrealized Gain (Loss)
Interest Rate Swaps	$6,937,189	$289,509	$—	$289,509
FX Forwards	116,236	850	—	850
Payor Swaptions	300,000	123	5,895	(5,772)

Total	$7,353,425	$290,482	$5,895	$284,587

	Outstanding at
	December 31, 2020
(In Thousands)	Notional Principal Amounts	Fair Value/ Statement Value	Amortized Cost	Unrealized Gain (Loss)
Interest Rate Swaps	$6,006,092	$472,394	$—	$472,394
FX Forwards	97,913	(3,448)	—	(3,448)
Payor Swaptions	300,000	24	5,895	(5,871)

Total	$6,404,005	$468,970	$5,895	$463,075

At December 31, 2021 and 2020, open futures contracts had a notional value of $1,641.1 million and $1,954.7 million and a fair value of $3.6 million and ($4.3) million, respectively. These amounts did not include the component of variation margin that had already been cash settled.

The Company did not have derivative contracts with financing premiums during 2021 or 2020.

9.	REINSURANCE

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet the obligations assumed under the reinsurance agreement. To minimize its exposure to significant losses from reinsurer insolvencies, the Company regularly evaluates the financial condition of its reinsurers and monitors concentrations of credit risk. Management believes that any liability arising from this exposure is unlikely.

The Company has two reinsurance agreements with Barbco. Refer to Note 2 for further details. The Company has liabilities for the funds held under the coinsurance with funds held treaty with Barbco of $253.8 million and $263.0 million at December 31, 2021 and 2020, respectively.

The Company ceded certain risks during 2021 and 2020 to DLRC through the VA Treaty. Refer to Note 2 for further details.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

The Company has agreements with several unrelated companies, which provide for reinsurance of portions of the net amount at risk under certain of the Company’s individual and group life insurance policies. These amounts are reinsured on either a monthly renewable term, yearly renewable term, or coinsurance basis.

The Company has a coinsurance with funds withheld agreement with an unrelated reinsurer which provides reinsurance related to optional guaranteed lifetime withdrawal benefit riders under certain fixed indexed annuity polices.

The Company has a coinsurance and modified coinsurance agreement, under which it ceded certain in-force variable annuity base contracts to an unaffiliated reinsurer. For the years ended December 31, 2021, 2020, and 2019, premiums ceded under the agreement were $337.9 million, $136.8 million, and $156.0 million, respectively, and benefits ceded (including policy surrenders) were $1.4 billion, $1.2 billion, and $1.6 billion, respectively.

The effects of reinsurance on premiums and benefits (excluding policy surrenders) were as follows:

	Years Ended December 31,
(In Thousands)	2021	2020	2019
Premiums and Annuity Considerations:
Direct	$2,729,435	$2,873,746	$2,616,422
Ceded - Affiliated	(74,645)	(49,746)	(28,989)
Ceded - Non-affiliated	(362,121)	(155,884)	(175,149)

Net Premiums and Annuity Considerations	$2,292,669	$2,668,116	$2,412,284

Insurance and Other Individual Policy Benefits and Claims:
Direct	$1,075,786	$842,456	$890,010
Assumed - Non-affiliated	2,728	3,565	6,584
Ceded - Affiliated	(84,391)	(25,545)	(29,416)
Ceded - Non-affiliated	(446,834)	(369,948)	(409,260)

Net Policy Benefits and Claims	$547,289	$450,528	$457,918

10.	RESERVES

The reserves for life insurance and annuity contracts are computed in accordance with presently accepted actuarial standards and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates and methodologies) which produce reserves at least as great as those required by law and contract provisions.

Deduction of deferred fractional premiums upon death of the insured and return of any portion of the final premium for the period beyond the date of death are not applicable to the business of the Company. Surrender values are not promised in excess of reserves legally computed.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

For policies with annual extra premiums, additional reserves are held equal to one-half the extra premium. Extra premiums on single premium policies are amortized over ten years. Policies issued with premiums corresponding to ages higher than the true ages are valued at the rated-up ages. Policies issued subject to a lien are valued as if the full amount were payable without any deduction. For interest-sensitive policies, substandard risks are reflected in the cost of insurance charges.

As of December 31, 2021 and 2020, the Company had $5.8 million and $8.7 million, respectively, of insurance in force (direct and assumed), for which gross premiums were less than the net premiums according to the standard of valuation required by the State of Delaware. Reserves (direct and assumed) to cover the above insurance totaled of $2.6 million and $3.0 million as of December 31, 2021 and 2020, respectively.

The Tabular Interest has been determined by formula as described in the NAIC instructions, except for some business which is determined from basic policy data for reserving. The Tabular less Actual Reserve Released has been determined by formula as described in the NAIC instructions. The Tabular Cost has been determined by formula as described in the NAIC instructions, except for universal life products which use cost of insurance and some business which uses basic policy data for reserving. The Tabular Interest on Funds not Involving Life Contingencies was determined from the interest credited to the deposits, except for certain guaranteed interest contracts which are determined by formula as described in the NAIC instructions.

The details for other changes in reserves for the years ended December 31, 2021 and 2020 are as follows (in thousands):

	2021
Item	Total	Industrial Life	Ordinary Life Insurance	Ordinary Individual Annuities	Supplemental Contracts	Credit Life Group and Individual	Group Life Insurance	Group Annuities
Asset/Liability analysis	$(33,400)	$—	$—	$(5,000)	$—	$—	$—	$(28,400)

Total - increase (decrease)	$(33,400)	$—	$—	$(5,000)	$—	$—	$—	$(28,400)

	2020
Item	Total	Industrial Life	Ordinary Life Insurance	Ordinary Individual Annuities	Supplemental Contracts	Credit Life Group and Individual	Group Life Insurance	Group Annuities
Asset/Liability analysis	$(30,000)	$—	$—	$(30,000)	$—	$—	$—	$—

Total - increase (decrease)	$(30,000)	$—	$—	$(30,000)	$—	$—	$—	$—

Other than normal updates of reserves, there were no significant reserve changes as of December 31, 2019.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

11.	WITHDRAWAL CHARACTERISTICS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT-TYPE LIABILITIES

The withdrawal characteristics of annuity actuarial reserves and deposit-type contract funds and other liabilities without life or disability contingencies were as follows:

December 31, 2021

A. INDIVIDUAL ANNUITIES

(In Thousands)	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total 12/31/2021	% of Total
1 Subject to Discretionary Withdrawal:
a With Market Value Adjustment	$12,738,819	$221,404	$—	$12,960,223	79.327%
b At Book Value Less Current Surrender Charge of 5% or More	980,121	—	—	980,121	5.999%
c At Fair Value	—	—	948,897	948,897	5.808%

d Total with Adjustment or at Market Value	13,718,940	221,404	948,897	14,889,241	91.134%
e At Book Value Without Adjustment (Minimal or no Charge or Adjustment)	1,159,451	—	—	1,159,451	7.097%
2 Not Subject to Discretionary Withdrawal	245,736	—	43,202	288,938	1.769%

3 Total (Gross: Direct and Assumed)	15,124,127	221,404	992,099	16,337,630	100.000%
4 Reinsurance Ceded	109,571	—	—	109,571
5 Total (Net)	$15,014,556	$221,404	$992,099	$16,228,059

6 Amount included in A(1)b above that will move to A(1)e in the year after the statement date.	$2,514	$—	$—	$2,514

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

B. GROUP ANNUITIES

(In Thousands)	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total 12/31/2021	% of Total
1 Subject to Discretionary Withdrawal:
a With Market Value Adjustment	$—	$143,413	$—	$143,413	1.403%
b At Book Value Less Current Surrender Charge of 5% or More	1	—	—	1	—%
c At Fair Value	—	—	9,831,986	9,831,986	96.204%

d Total with Adjustment or at Market Value	$1	$143,413	$9,831,986	$9,975,400	97.607%
e At Book Value Without Adjustment (Minimal or no Charge or Adjustment)	36,115	—	—	36,115	0.353%
2 Not Subject to Discretionary Withdrawal	208,504	—	—	208,504	2.040%

3 Total (Gross: Direct and Assumed)	$244,620	$143,413	$9,831,986	$10,220,019	100.000%
4 Reinsurance Ceded	37,395	—	—	37,395

5 Total (Net)	$207,225	$143,413	$9,831,986	$10,182,624
6 Amount included in B(1)b above that will move to B(1)e in the year after the statement date.	$—	$—	$—	$—

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

C. DEPOSIT-TYPE CONTRACTS

(In Thousands)	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total 12/31/2021	% of Total
1 Subject to Discretionary Withdrawal:
a With Market Value Adjustment	$—	$—	$—	$—	—%
b At Book Value Less Current Surrender Charge of 5% or More	—	—	—	—	—%
c At Fair Value	—	—	307,052	307,052	18.339%

d Total with Adjustment or at Market Value	$—	$—	$307,052	$307,052	18.339%
e At Book Value Without Adjustment (Minimal or no Charge or Adjustment)	—	—	—	—	—%
2 Not Subject to Discretionary Withdrawal	1,367,302	—	—	1,367,302	81.661%

3 Total (Gross: Direct and Assumed)	$1,367,302	$—	$307,052	$1,674,354	100.000%
4 Reinsurance Ceded	3,899	—	—	3,899

5 Total (Net)	$1,363,403	$—	$307,052	$1,670,455
6 Amount included in C(1)b above that will move to C(1)e in the year after the statement date.	$—	$—	$—	$—

Below is the reconciliation of the annuity actuarial reserves, deposit-type contract funds, and other liabilities without life or disability contingencies from the General Accounts and Separate Accounts of the Company as of December 31, 2021:

(In Thousands)
General Account:
Annuity Reserves	$15,015,469
Supplemental Contracts With Life Contingencies	206,313
Deposit-Type Contracts	1,363,402

Subtotal General Account	$16,585,184
Separate Account:
Annuities (excluding supplementary contracts)	$11,145,700
Supplementary contracts with life contingencies	43,202
Policyholder dividends and coupon accumulation	—
Policyholder premiums	—
Guaranteed interest contracts	—
Other contract deposit funds	307,052

Subtotal Separate Account	11,495,954

Combined Total	$28,081,138

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

December 31, 2020

A. INDIVIDUAL ANNUITIES

(In Thousands)	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total 12/31/2020	% of Total
1 Subject to Discretionary Withdrawal:
a With Market Value Adjustment	$11,518,378	$249,805	$—	$11,768,183	78.760%
b At Book Value Less Current Surrender Charge of 5% or More	993,098	—	—	993,098	6.646%
c At Fair Value	—	—	740,293	740,293	4.955%

d Total with Adjustment or at Market Value	12,511,476	249,805	740,293	13,501,574	90.361%
e At Book Value Without Adjustment (Minimal or no Charge or Adjustment)	1,137,131	—	—	1,137,131	7.610%
2 Not Subject to Discretionary Withdrawal	267,330	—	35,873	303,203	2.029%

3 Total (Gross: Direct +Assumed)	13,915,937	249,805	776,166	14,941,908	100.000%
4 Reinsurance Ceded	101,829	—	—	101,829

5 Total (Net)	$13,814,108	$249,805	$776,166	$14,840,079
6 Amount included in A(1)b above that will move to A(1)e in the year after the statement date.	$3,069	$—	$—	$3,069

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

B. GROUP ANNUITIES

(In Thousands)	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total 12/31/2020	% of Total
1 Subject to Discretionary Withdrawal:
a With Market Value Adjustment	$—	$148,574	$—	$148,574	1.417%
b At Book Value Less Current Surrender Charge of 5% or More	1	—	—	1	—%
c At Fair Value	—	—	10,078,179	10,078,179	96.102%

d Total with Adjustment or at Market Value	$1	$148,574	$10,078,179	$10,226,754	97.519%
e At Book Value Without Adjustment (Minimal or no Charge or Adjustment)	37,172	—	—	37,172	0.354%
2 Not Subject to Discretionary Withdrawal	223,090	—	—	223,090	2.127%

3 Total (Gross: Direct +Assumed)	$260,263	$148,574	$10,078,179	$10,487,016	100.000%
4 Reinsurance Ceded	—	—	—	—

5 Total (Net)	$260,263	$148,574	$10,078,179	$10,487,016
6 Amount included in B(1)b above that will move to B(1)e in the year after the statement date.	$—	$—	$—	$—

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

C. DEPOSIT-TYPE CONTRACTS

(In Thousands)	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total 12/31/2020	% of Total
1 Subject to Discretionary Withdrawal:
a With Market Value Adjustment	$—	$—	$—	$—	—%
b At Book Value Less Current Surrender Charge of 5% or More	—	—	—	—	—%
c At Fair Value	—	—	295,058	295,058	23.78%

d Total with Adjustment or at Market Value	$—	$—	$295,058	$295,058	23.78%
e At Book Value Without Adjustment (Minimal or no Charge or Adjustment)	—	—	—	—	—%
2 Not Subject to Discretionary Withdrawal	945,713	—	—	945,713	76.22%

3 Total (Gross: Direct +Assumed)	$945,713	$—	$295,058	$1,240,771	100.000%
4 Reinsurance Ceded	3,817	—	—	3,817

5 Total (Net)	$941,896	$—	$295,058	$1,236,954
6 Amount included in C(1)b above that will move to C(1)e in the year after the statement date.	$—	$—	$—	$—

Below is the reconciliation of the annuity actuarial reserves, deposit-type contract funds, and other liabilities without life or disability contingencies from the General Accounts and Separate Accounts of the Company as of December 31, 2020:

(In Thousands)
General Account:
Annuity Reserves	$13,857,935
Supplemental Contracts With Life Contingencies	216,436
Deposit-Type Contracts	941,896

Subtotal General Account	$15,016,267
Separate Account:
Annuities (excluding supplementary contracts)	$11,216,851
Supplementary contracts with life contingencies	35,873
Policyholder dividends and coupon accumulation	—
Policyholder premiums	—
Guaranteed interest contracts	—
Other contract deposit funds	295,058

Subtotal Separate Account	11,547,782

Combined Total	$26,564,049

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

12.	ANALYSIS OF LIFE ACTUARIAL RESERVES BY WITHDRAWAL CHARACTERISTICS

The amounts of account value, cash value and reserve breakouts of life insurance by withdrawal characteristics for General Account products and Separate Account Nonguaranteed products are shown in the tables below as of December 31, 2021 or 2020. The Company had no Separate Account with Guarantees products during 2021 or 2020.

(In Thousands)	December 31, 2021
General Account	Account Value	Cash Value	Reserve
1 Subject to discretionary withdrawal, surrender values, or policy loans:
a Term Policies with Cash Value	$—	$—	$—
b Universal Life	40,395	40,434	42,275
c Universal Life with Secondary Guarantees	—	—	—
d Indexed Universal Life	—	—	—
e Indexed Universal Life with Secondary Guarantees	—	—	—
f Indexed Life	—	—	—
g Other Permanent Cash Value Life Insurance	—	—	—
h Variable Life	13,784	13,784	13,784
i Variable Universal Life	417,049	420,060	421,976
j Miscellaneous Reserves	684,118	683,717	684,864
2 Not subject to discretionary withdrawal or not cash values
a Term Policies with Cash Value	XXX	XXX	204
b Accidental Death Benefits	XXX	XXX	—
c Disability - Active Lives	XXX	XXX	7
d Disability - Disabled Lives	XXX	XXX	359
e Miscellaneous Reserves	XXX	XXX	11,026
3 Total (gross: direct + assumed)	1,155,346	1,157,995	1,174,495

4 Reinsurance Ceded	298,137	299,422	322,071

5 Total (net) (3)- (4)	$857,209	$858,573	$852,424

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

(In Thousands)	December 31, 2021
Separate Account Non Guaranteed	Account Value	Cash Value	Reserve
1 Subject to discretionary withdrawal, surrender values, or policy loans:
a Term Policies with Cash Value	$—	$—	$—
b Universal Life	—	—	—
c Universal Life with Secondary Guarantees	—	—	—
d Indexed Universal Life	—	—	—
e Indexed Universal Life with Secondary Guarantees	—	—	—
f Indexed Life	—	—	—
g Other Permanent Cash Value Life Insurance	—	—	—
h Variable Life	54,459	54,459	54,459
i Variable Universal Life	7,848,456	7,848,456	7,844,545
j Miscellaneous Reserves	—	—	—
2 Not subject to discretionary withdrawal or not cash values
a Term Policies with Cash Value	XXX	XXX	—
b Accidental Death Benefits	XXX	XXX	—
c Disability - Active Lives	XXX	XXX	—
d Disability - Disabled Lives	XXX	XXX	—
e Miscellaneous Reserves	XXX	XXX	—
3 Total (gross: direct + assumed)	7,902,915	7,902,915	7,899,004

4 Reinsurance Ceded	—	—	—

5 Total (net) (3)- (4)	$7,902,915	$7,902,915	$7,899,004

Below is a reconciliation of the life reserves from the General Accounts and Separate Accounts of the Company as of December 31, 2021:

(In Thousands)
General Account:
Life Reserves	$840,279
Disability - Active Lives	7
Disability - Disabled Lives	359
Miscellaneous Reserves	11,779

Subtotal General Account	$852,424

Separate Account:
Life insurance	$7,899,004

Subtotal Separate Account	7,899,004

Combined Total	$8,751,428

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

(In Thousands)	December 31, 2020
General Account	Account Value	Cash Value	Reserve
1 Subject to discretionary withdrawal, surrender values, or policy loans:
a Term Policies with Cash Value	$—	$—	$—
b Universal Life	43,358	43,401	45,336
c Universal Life with Secondary Guarantees	—	—	—
d Indexed Universal Life	—	—	—
e Indexed Universal Life with Secondary Guarantees	—	—	—
f Indexed Life	—	—	—
g Other Permanent Cash Value Life Insurance	—	—	—
h Variable Life	15,069	15,069	15,069
i Variable Universal Life	423,600	428,618	430,637
j Miscellaneous Reserves	738,038	737,251	738,880
2 Not subject to discretionary withdrawal or not cash values
a Term Policies with Cash Value	XXX	XXX	297
b Accidental Death Benefits	XXX	XXX	—
c Disability - Active Lives	XXX	XXX	7
d Disability - Disabled Lives	XXX	XXX	393
e Miscellaneous Reserves	XXX	XXX	13,414
3 Total (gross: direct + assumed)	1,220,065	1,224,339	1,244,033

4 Reinsurance Ceded	304,016	303,390	327,937

5 Total (net) (3)- (4)	$916,049	$920,949	$916,096

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

(In Thousands)	December 31, 2020
Separate Account Non Guaranteed	Account Value	Cash Value	Reserve
1 Subject to discretionary withdrawal, surrender values, or policy loans:
a Term Policies with Cash Value	$—	$—	$—
b Universal Life	—	—	—
c Universal Life with Secondary Guarantees	—	—	—
d Indexed Universal Life	—	—	—
e Indexed Universal Life with Secondary Guarantees	—	—	—
f Indexed Life	—	—	—
g Other Permanent Cash Value Life Insurance	—	—	—
h Variable Life	48,829	48,829	48,829
i Variable Universal Life	7,729,177	7,729,177	7,726,251
j Miscellaneous Reserves	—	—	—
2 Not subject to discretionary withdrawal or not cash values
a Term Policies with Cash Value	XXX	XXX	—
b Accidental Death Benefits	XXX	XXX	—
c Disability - Active Lives	XXX	XXX	—
d Disability - Disabled Lives	XXX	XXX	—
e Miscellaneous Reserves	XXX	XXX	—
3 Total (gross: direct + assumed)	7,778,006	7,778,006	7,775,080

4 Reinsurance Ceded	—	—	—

5 Total (net) (3)- (4)	$7,778,006	$7,778,006	$7,775,080

Below is a reconciliation of the life reserves from the General Accounts and Separate Accounts of the Company as of December 31, 2020:

(In Thousands)
General Account:
Life Reserves	$901,489
Disability - Active Lives	7
Disability - Disabled Lives	393
Miscellaneous Reserves	14,207

Subtotal General Account	$916,096

Separate Account:
Life insurance	$7,775,080

Subtotal Separate Account	$7,775,080

Combined Total	$8,691,176

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

13.	SEPARATE ACCOUNTS

The Company has established insulated separate accounts applicable to various classes of contracts providing for variable benefits. Contracts for which funds are invested in insulated variable separate accounts include individual and group life and annuity contracts. The assets (securities) in these insulated accounts are carried at fair value and the investment risk associated with such assets is retained by the contract holder. These variable products provide minimum death benefits and, in certain annuity contracts, minimum accumulation income or withdrawal benefits. The minimum guaranteed benefit reserves associated with the insulated separate accounts are reported in “Aggregate reserve for the life contracts” in the Company’s Statutory Statements of Admitted Assets, Liabilities and Capital Stock and Surplus.

The Company has also established non-insulated separate accounts for certain contracts that include an MVA feature associated with fixed rates, including for amounts allocated to the fixed portion of certain combination fixed and variable deferred annuity contracts. The assets in the variable deferred annuity separate account are carried at fair value. For some MVA contracts, the assets in the fixed deferred annuity separate account are carried on a general account basis. The assets of the non-insulated separate account are not legally insulated and can be used by the Company to satisfy claims resulting from the general account.

The Company earns separate account fees for providing administrative services and bearing the mortality and the other guaranteed benefit risks related to variable contracts. Net investment income, capital gains and losses, and changes in mutual fund asset values in variable separate accounts are allocated to policyholders and therefore are not reflected in the Company’s Statutory Statements of Operations for the general account.

For the current reporting year, the Company reported assets and liabilities from the following products in a separate account:

•	Variable Life

•	Variable Annuity

•	MVA Annuity

A majority of the variable separate account assets are legally insulated from the Company’s general account, whereas the non-insulated separate account assets are not legally insulated. The legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account. The separate account classification of “legally insulated” vs. “not legally insulated” is supported by Section 2932 of the Delaware Insurance Code.

The Company maintained Separate Account assets totaling $22,677.9 million and $22,324.5 million as of December 31, 2021 and 2020, respectively. As of December 31, 2021 and 2020, the Company’s Separate Account Statements included legally insulated assets of $22,242.3 million and $21,864.3 million, respectively.

The assets legally insulated and non-legally insulated from the general account as of December 31, 2021 were attributed to the following products (in thousands):

Product	Legally Insulated Assets	Not - Legally Insulated Assets	Total
Variable Life	$11,086,262	$—	$11,086,262
Variable Annuity	11,156,022	—	11,156,022
MVA Annuity	—	435,653	435,653

Total	$22,242,284	$435,653	$22,677,937

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

Separate account liabilities are determined in accordance with prescribed actuarial methodologies, which approximate the fair value of the related assets less applicable surrender charges. The resulting surplus is recorded in the Statutory Statements of Operations for the general account as a component of “Net transfers (from) or to Separate Accounts net of reinsurance.” The variable separate accounts are non-guaranteed separate accounts, wherein the policyholder assumes substantially all the investment risks and rewards. MVA separate accounts are guaranteed separate accounts, wherein the Company contractually guarantees either a minimum return or account value to the policyholder. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account.

To compensate the general account for the risk associated with separate account guarantees, risk charges of $203.6 million, $173.4 million, and $171.8 million were received by the general account from the separate accounts during the years ended December 31, 2021, 2020 and 2019, respectively.

For the years ended December 31, 2021, 2020 and 2019, the Company’s general account paid $117.9 million, $57.1 million, and $69.8 million for separate account guarantees, respectively.

The Company does not engage in securities lending transactions within its separate account.

An analysis of the separate account reserves as of December 31, 2021 is as follows:

(In Thousands)	Nonindexed Guarantee Less than/ Equal to 4%	Nonguaranteed Separate Accounts	2021 Total
Premiums, Considerations or Deposits	$11,426	$436,687	$448,113
Reserves:
For Accounts with Assets at:
Fair Value	148,140	19,030,141	19,178,281
Amortized Cost	216,677	—	216,677

Total Reserves	$364,817	$19,030,141	$19,394,958

By Withdrawal Characteristics:
With Market Value Adjustment	$364,817	$—	$364,817
At Book Value Without Market Value Adjustment and with current surrender charge of 5% or more	—	243,650	243,650
At Fair Value	—	18,743,289	18,743,289

Subtotal	364,817	18,986,939	19,351,756
Not Subject to Discretionary Withdrawal	—	43,202	43,202

Total	$364,817	$19,030,141	$19,394,958

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

An analysis of the separate account reserves as of December 31, 2020 is as follows:

(In Thousands)	Nonindexed Guarantee Less than/ equal to 4%	Nonguaranteed Separate Accounts	2020 Total
Premiums, Considerations or Deposits	$26,483	$152,869	$179,352
Reserves:
For Accounts with Assets at:
Fair Value	153,899	18,924,483	19,078,382
Amortized Cost	244,480	—	244,480

Total Reserves	$398,379	$18,924,483	$19,322,862

By Withdrawal Characteristics:
With Market Value Adjustment	$398,379	$—	$398,379
At Fair Value	—	18,888,610	18,888,610

Subtotal	398,379	18,888,610	19,286,989
Not Subject to Discretionary Withdrawal	—	35,873	35,873

Total	$398,379	$18,924,483	$19,322,862

Below is the reconciliation of “Net Transfers from Separate Accounts net of reinsurance” in the Statements of Operations of the Company:

	Years Ended December 31,
(In Thousands)	2021	2020	2019
Transfers to Separate Accounts	$448,113	$179,352	$217,318
Transfers from Separate Accounts	(1,679,798)	(1,309,707)	(1,831,011)

Net Transfers from Separate Accounts net of reinsurance in the Statement of Operations	$(1,231,685)	$(1,130,355)	$(1,613,693)

14.	FAIR VALUE OF FINANCIAL INSTRUMENTS

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Company uses various methods including market, income and cost approaches. The Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs.

The Company has categorized its financial instruments into a three-level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

Financial assets and liabilities recorded at fair value in the Company’s Statutory Statements of Admitted Assets, Liabilities and Capital Stock and Surplus are categorized as follows:

Level 1

•	Valuation inputs are unadjusted quoted prices for identical assets or liabilities in an active market.

The types of assets and liabilities utilizing Level 1 valuation inputs generally include cash, cash equivalents, short term investments, U.S. Treasury and agency securities, investments in publicly-traded mutual funds with quoted market prices, and exchange-traded derivatives.

Level 2

•	Valuation is based upon quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly.

Level 2 inputs include the following:

•	Quoted prices for similar assets or liabilities in active markets,

•	Quoted prices for identical or similar assets or liabilities in non-active markets,

•	Inputs other than quoted market prices that are observable, and

•	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

The types of assets and liabilities utilizing Level 2 valuations generally include U.S. government securities not backed by the full faith and credit of the U.S. government, municipal bonds, structured notes, certain ABS (including collateralized debt obligations, RMBS and CMBS), certain corporate debt, certain private equity investments, and certain derivatives.

Level 3

•	Valuation utilizes techniques that require inputs that are both unobservable and significant to the overall fair value measurement.

These valuations reflect management’s opinions regarding the assumptions a market participant would use in pricing the asset or liability. Generally, the types of assets and liabilities utilizing Level 3 valuations are certain ABS, RMBS and CMBS, certain commercial mortgages, certain corporate debt, certain private equity investments, certain mutual fund holdings, and certain derivatives.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

The Company’s assets and liabilities measured at fair value were classified by these levels as of December 31, 2021 as follows:

(In Thousands)
Description for Each Class of Asset or Liability	Level 1	Level 2	Level 3	Net Asset Value (“NAV”)	Total
Assets at fair value:
Perpetual Preferred Stock
Industrial and miscellaneous	$—	$—	$19,948	$—	$19,948
Parent, Subsidiaries and Affiliates	—	—	255,000	—	255,000
Common Stock - Unaffiliated (a)
Industrial and miscellaneous	—	15,931	82,215	—	98,146
Bonds - Unaffiliated (b)
Asset-backed securities	—	11,539	825	—	12,364
Other Invested Assets	—	194,832	41,731	—	236,563
Derivative assets (d)
Interest rate contracts	346,572	122,733	—	—	469,305
Equity contracts	2,606	—	—	—	2,606
Foreign exchange contracts	—	—	990	—	990
Separate Accounts assets (c)	14,208,866	6,623,112	289,981	155,076	21,277,035

Total assets at fair value/NAV	$14,558,044	$6,968,147	$690,690	$155,076	$22,371,957

Liabilities at fair value:
Derivative liabilities (d)
Interest rate contracts	$(146,800)	$—	$—	$—	$(146,800)
Equity contracts	(792)	—	—	—	(792)
Foreign exchange contracts	—	—	(140)	—	(140)

Total liabilities at fair value	$(147,592)	$—	$(140)	$—	$(147,732)

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

The Company’s assets and liabilities measured at fair value were classified by these levels as of December 31, 2020 as follows:

(In Thousands)
Description for each class of asset or liability	Level 1	Level 2	Level 3	NAV	Total
Assets at fair value:
Common stock - Unaffiliated (a)
Industrial and miscellaneous	$—	$42,415	$192,106	$—	$234,521
Bonds - Unaffiliated (b)
Asset-backed securities	—	—	836	—	836
Industrial and miscellaneous	—	5,166	—	—	5,166
Derivative assets (d)
Interest rate contracts	485,343	205,576	—	—	690,919
Equity contracts	1,669	—	—	—	1,669
Foreign exchange contracts	909	—	7	—	916
Separate Accounts assets (c)(e)	13,929,985	6,779,443	277,603	186,782	21,173,813

Total assets at fair value	$14,417,906	$7,032,600	$470,552	$186,782	$22,107,840

Liabilities at fair value:
Separate Accounts (c)	$—	$—	$—	$—	$—
Derivative liabilities (d)
Interest rate contracts	(218,463)	—	—	—	(218,463)
Equity contracts	(6,654)	—	—	—	(6,654)
Foreign exchange contracts	(305)	—	(3,455)	—	(3,760)

Total liabilities at fair value	$(225,422)	$—	$(3,455)	$—	$(228,877)

(a)	Unaffiliated common stocks are carried at fair value.
(b)	Bonds with NAIC designations of 6 are carried at the lower of amortized cost or fair value. Where fair value is less than amortized cost, amounts are included in the tables above.
(c)

Separate account invested assets are typically carried at fair value. In instances where market risk is guaranteed by the Company, bonds and preferred stocks are carried at amortized cost based on their respective NAIC designation. Separate account assets also include $1,120.0 million and $852.2 million of investment income and receivables due at December 31, 2021 and 2020, respectively. Separate account liabilities include derivative liabilities carried at fair value.

(d)	The derivatives included in the leveling descriptions are carried at fair value.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

(e)

Includes assets with a fair value of $155.1 million and $186.8 million at December 31, 2021 and 2020 respectively, in hedge funds, private equities, and other alternative investments for which fair value is measured at NAV using the practical expedient. These investments are not quoted on a securities exchange or in the over the counter market. As of December 31, 2021 or 2020, there were no unfunded commitments. The investments have liquidity restrictions consisting of notice periods (typically 60 days), redemption schedules (typically quarterly) and hold backs (typically 3% of the investment is held back until the next annual audit is completed). The redemption period may be extended if there is a delay in liquidating underlying holdings within an investment. The investments are within the policyholders separate accounts so any fluctuation in NAV will result in a corresponding change in the policyholder reserve liability and therefore will have no impact on income.

None of the Company’s assets measured at fair value transferred between Levels 1 and 2 during the years ended December 31, 2021 and December 31, 2020.

The following table is a reconciliation of the beginning and ending balances for assets and liabilities measured at fair value which were categorized as Level 3 for the year ended December 31, 2021:

(In Thousands)	Beginning Balance at 01/01/2021	Transfers Into Level 3	Transfers Out of Level 3	Total Gains and (Losses) Included in Net Income	Total Gains and (Losses) Included in Surplus	Purchases	Issuances	Sales	Settlements	Ending Balance at 12/31/2021
Assets:
Perpetual Preferred Stock
Industrial and Miscellaneous	$—	$—	$—	$—	$—	$19,948	$—	$—	$—	$19,948
Parent, Subsidiaries and Affiliates	—	255,000	—	—	—	—	—	—	—	255,000
Common Stock - Unaffiliated	192,106	$20	(29,550)	(7,531)	29,194	27,626	—	(129,650)	—	82,215
Bonds - Unaffiliated
Asset-backed securities	836	—	—	—	(11)	—	—	—	—	825
Other Invested Assets	—	—	—	(6,931)	5,651	44,684	—	(1,673)	—	41,731
Derivative assets	7	—	—	9,968	983	—	—	—	(9,968)	990
Separate Accounts assets	277,603	7,230	(27,468)	(374)	360	109,323	11	(16,753)	(59,951)	289,981

Total assets	$470,552	$262,250	$(57,018)	$(4,868)	$36,177	$201,581	$11	$(148,076)	$(69,919)	$690,690

Liabilities:
FX Contracts	$(3,455)	$—	$—	$(9,284)	$3,315	$—	$—	$—	$9,284	$(140)

Total Liabilities	$(3,455)	$—	$—	$(9,284)	$3,315	$—	$—	$—	$9,284	$(140)

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

The following table is a reconciliation of the beginning and ending balances for assets and liabilities measured at fair value which were categorized as Level 3 for the year ended December 31, 2020:

(In Thousands)	Beginning Balance at 01/01/2020	Transfers Into Level 3	Transfers Out of Level 3	Total Gains and (Losses) Included in Net Income	Total Gains and (Losses) Included in Surplus	Purchases	Issuances	Sales	Settlements	Ending Balance at 12/31/2020
Assets:
Common Stock Unaffiliated	$166,214	$4,927	$(40,264)	$173	$(12,775)	$106,601	$—	$(32,770)	$—	$192,106
Bonds - Unaffiliated
Asset-backed Securities	862	—	—	—	(26)	—	—	—	—	836
Derivative Assets				4	7				(4)	7
Separate Accounts Assets	274,378	3,598	(27,494)	180	(388)	48,549	—	(629)	(20,591)	277,603

Total Assets	$441,454	$8,525	$(67,758)	$357	$(13,182)	$155,150	$—	$(33,399)	$(20,595)	$470,552

Liabilities:
FX Contracts	—	—	—	(7,708)	(3,455)	—	—	—	7,708	(3,455)

Total Liabilities	$—	$—	$—	$(7,708)	$(3,455)	$—	$—	$—	$7,708	$(3,455)

The Company transfers assets into or out of Level 3 at fair value as of the beginning of the reporting period. Transfers are made as a result of changes in the level of observability of inputs used to price the assets or changes in NAIC designations.

The table below presents the balances of Level 3 assets measured at fair value with their corresponding pricing sources as of December 31, 2021:

(In Thousands)	Valuation Techniques	Significant Unobservable Inputs	Fair Value	Range	Weighted Average
Bonds - Unaffiliated
Asset-backed Securities	Matrix Pricing	Spreads	$825	20	20
Common Stocks	Matrix Pricing	Spreads	82,215	1-1000	156
Preferred Stock	Matrix Pricing	Spreads	274,948	1-5000	364
Other Invested Assets	Matrix Pricing	Spreads	41,731	0-177	38
Separate Accounts Assets	Matrix Pricing	Spreads	4,185	63-104	98
	Market Pricing	Quoted Prices	13,071	53-146	110
	Matrix Pricing	Spreads	272,342	1-100	99
	Market Pricing	Quoted Prices	383	99-100	50

Total Assets			$689,700

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

The table below presents the balances of Level 3 assets measured at fair value with their corresponding pricing sources as of December 31, 2020:

(In Thousands)	Valuation Techniques	Significant Unobservable Inputs	Fair Value	Range	Weighted Average
Bonds - Unaffiliated
Asset-backed securities	Matrix Pricing	Spreads	$836	20	20
Common Stocks	Market Pricing	Spreads	192,106	0-1000	89
Separate Accounts assets	Market Pricing	Spreads	4,856	83-109	101
	Matrix Pricing	Spreads	262,488	1-100	99
	Market Pricing	Quoted Prices	9,341	46-114	103
	Market Pricing	Quoted Prices	839	99	101

Total assets			$470,466

There were no significant changes made in valuation techniques during 2021 and 2020.

Derivative values in the above tables are presented on a gross basis.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

Aggregate Fair Value of all Financial Instruments

The following table presents the estimated fair values and carrying amounts of the Company’s financial instruments as of December 31, 2021:

(In Thousands)
Type of Financial Instrument	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3	NAV	Not Practicable (Carrying Value)
Assets:
Cash, Cash Equivalents and Short-term Investments	$2,399,198	$2,399,198	$643,687	$1,755,511	$—	$—	$—
Bonds	13,494,024	13,204,813	448,752	12,537,196	508,076	—	—
Preferred Stocks	1,241,235	1,227,981	—	966,287	274,948	—	—
Common Stocks	98,145	98,145	—	15,930	82,215	—	—
Mortgages Loans on Real Estate	956,118	960,456	—	—	956,118	—	—
Contract Loans	456,307	373,116	—	—	456,307	—	—
Derivatives – Options and Swaptions	123	123	—	123	—	—	—
Derivatives – Swaps and Forwards	451,889	476,700	328,290	122,609	990	—	—
Derivatives - Futures	4,958	4,958	4,958	—	—	—	—
Other Invested Assets (a)	983,375	977,173	—	259,624	617,583	106,168	—
Separate Account Assets	21,574,648	21,556,768	14,213,186	6,904,960	301,426	155,076	—
Liabilities:
Contractholder Deposit Funds and Other Policyholder Liabilities	$(1,493,980)	$(1,363,403)	$—	$—	$(1,493,980)	$—	—
Derivatives – Swaps and Forwards	(161,530)	(154,031)	(146,214)	(15,176)	(140)	—	—
Derivatives - Futures	(1,378)	(1,378)	(1,378)	—	—	—	—
Separate Account Liabilities	(307,052)	(307,052)	—	—	(307,052)	—	—

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

The following table presents the estimated fair value and carrying amounts of the Company’s financial instruments as of December 31, 2020:

(In Thousands)
Type of Financial Instrument	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	NAV
Assets:
Cash, Cash Equivalents and
Short-term Investments	$1,401,303	$1,401,303	$449,810	$951,493	$—	$—
Bonds	13,197,036	12,808,660	393,781	12,227,149	576,106	—
Preferred Stocks	948,642	939,125	—	573,851	374,791	—
Common Stocks	234,521	234,521	—	42,415	192,106	—
Mortgages Loans on Real Estate	456,610	456,382	—	—	456,610	—
Contract Loans	514,677	392,136	—	—	514,677	—
Derivatives – Options and Swaptions	24	24	—	24	—
Derivatives – Swaps and Forwards	666,983	700,048	461,424	205,552	7	—
Derivatives - Futures	2,665	2,665	2,665	—	—	—
Other Invested Assets (a)	528,871	527,172	—	17,450	460,639	50,782
Separate Account Assets	21,502,031	21,471,400	13,935,135	7,091,062	289,052	186,782
Liabilities:
Contractholder Deposit Funds and Other Policyholder Liabilities	(1,083,122)	(941,896)	—	—	(1,083,122)	—
Derivatives – Swaps and Forwards	(244,138)	(231,101)	(218,462)	(22,221)	(3,455)	—
Derivatives - Futures	(6,960)	(6,960)	(6,960)	—	—	—
Separate Account Liabilities	(295,058)	(295,058)	—	—	(295,058)	—

(a) - Other invested assets include assets with a fair value of $106.2 million and $50.8 million at December 31, 2021 and 2020, respectively, in limited partnership investments as they are valued using equity values which are a proxy for fair value. As of December 31, 2021 and 2020, there were $201.3 million and $142.3 million of unfunded commitments for limited partnership investments, respectively. The investments have liquidity restrictions consisting of either general partner approval or no ability for early redemption.

The methods and assumptions that the Company uses in determining the estimated fair value of its financial instruments are summarized below:

Cash, cash equivalents, and short-term investments - The carrying value for cash, cash equivalents, and short-term investments approximates fair value due to the short-term nature and liquidity of the balances.

Bonds - The Company determines the fair value of its publicly-traded fixed maturity securities using three primary pricing methods: third-party pricing services, non-binding broker quotes, and pricing models. Prices are first sought from third-party pricing services, with the remaining unpriced securities priced using one of the other two methods. Third-party pricing services derive the security prices through recently reported trades for identical or similar securities with adjustments for trading volumes and market observable information through the reporting date. In the event that there are no recent market trades, pricing services and brokers may use pricing models to develop a security price based on future expected cash flows discounted at an estimated market rate using collateral performance and vintages. The Company generally does not adjust quotes or prices obtained from brokers or pricing services.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

Structured securities, such as ABS, RMBS and CMBS, are priced using third-party pricing services, a fair value model, or independent broker quotations. Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds. In addition, estimates of expected future prepayments are factors in determining the price of ABS, RMBS and CMBS. These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral. Actual prepayment experience may vary from these estimates.

For privately-placed fixed maturity securities, fair values are estimated using model prices or broker quotes. A portion of privately-placed fixed maturity securities (typically SEC Rule 144A securities) are priced using market prices. Also, a small subset of privately-placed fixed maturity securities are priced using matrix applications which take into account credit spreads for a variety of public and private securities of similar credit risk, maturity, prepayment and liquidity characteristics.

The Company’s ability to liquidate positions in privately-placed fixed securities and mortgages could be impacted to a significant degree by the lack of an actively-traded market. Although the Company believes that its estimates reasonably reflect the fair value of those instruments, its key assumptions about risk-free interest rates, risk premiums, performance of underlying collateral (if any), and other factors may not reflect those of an active market.

Equity securities - The fair value of the Company’s equity securities not accounted for under the equity method is first based on quoted market prices. Similar to fixed maturity securities, the Company uses pricing services and broker quotes to price equity securities for which a quoted market price is not available.

Mortgage loans on real estate - The fair value of mortgage loans is estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

Derivatives - The fair values of swaps, swaptions, and forwards are based on current settlement values, dealer quotes, and market prices. Fair values of options and futures are also based on dealer quotes and market prices.

Contract loans - The fair value of policy loans is determined by estimating future policy loan cash flows and discounting the cash flows at a current market interest rate.

Other invested assets - Other invested assets (excluding investments accounted for under the equity method) include low income housing tax credits (“LIHTCs”), surplus debentures, collateral loans, and equipment lease trusts. The fair value of LIHTCs and equipment lease trusts approximate their carrying values. The fair values of surplus debentures are obtained from third-party pricing services. Collateral loans are carried at amortized cost using pricing methods similar to private placements.

Separate Accounts - The estimated fair value of separate account assets and liabilities is determined using the same methodology described in Note 13. The difference between separate account assets and liabilities reflected in the chart above and the total recognized in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus represents amounts that are attributable to non-financial instruments.

Contract holder deposit funds - The fair values of the Company’s general account liabilities under investment-type contracts (insurance and annuity contracts that do not involve mortality or morbidity risks) is estimated using discounted cash flow analyses or surrender values. Those contracts that are deemed to have short-term guarantees have a carrying amount equal to their estimated fair value.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

15.	FEDERAL INCOME TAXES

The application of SSAP No.101, Income Taxes, requires a company to evaluate the recoverability of DTAs and, if necessary, to establish a valuation allowance to reduce the DTA to an amount which is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary and, if so, the amount of such valuation allowance. Although the realization is not assured, management believes it is more likely than not that DTAs will be realized. Therefore, the Company did not record a valuation allowance as of December 31, 2021 and December 31, 2020.

The components of the Company’s DTAs and DTLs as of December 31, 2021 and December 31, 2020 were as follows:

(In Thousands)	December 31, 2021			December 31, 2020			Change
Description	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross Deferred Tax Assets	$103,977	$28,211	$132,188	$158,632	$59,077	$217,709	$(54,655)	$(30,866)	$(85,521)
Statutory Valuation Allowance Adjustments	—	—	—	—	—	—	—	—	—

Adjusted Gross Deferred Tax Assets	103,977	28,211	132,188	158,632	59,077	217,709	(54,655)	(30,866)	(85,521)
Deferred Tax Assets Nonadmitted	—	—	—	—	—	—	—	—	—

Subtotal Net Admitted Deferred Tax Assets	103,977	28,211	132,188	158,632	59,077	217,709	(54,655)	(30,866)	(85,521)
Deferred Tax Liabilities	101,718	18,937	120,655	152,161	33,551	185,712	(50,443)	(14,614)	(65,057)

Net Admitted Deferred Tax Assets / (Net Deferred Tax Liabilities)	$2,259	$9,274	$11,533	$6,471	$25,526	$31,997	$(4,212)	$(16,252)	$(20,464)

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

The following table provides component amounts of the Company’s calculation by tax character in accordance with paragraphs 11.a, 11.b.i, 11.b.ii and 11.c of SSAP No. 101:

(In Thousands)	December 31, 2021			December 31, 2020			Change
Description	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
(a) Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$—	$7,089	$7,089	$—	$—	$—	$—	$7,089	$7,089
(b) Adjusted Gross Deferred Tax Assets Expected to Be Realized (Excluding the amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation. (The Lesser of 2(b)1 and 2(b)2 Below)	45,806	21,122	66,928	58,689	54,632	113,321	(12,883)	(33,510)	(46,393)
1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date.	45,806	21,122	66,928	58,689	54,632	113,321	(12,883)	(33,510)	(46,393)
2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold.	XXX	XXX	299,164	XXX	XXX	234,967	XXX	XXX	64,197
(c) Adjusted Gross Deferred Tax Assets (Excluding the Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities.	58,171	—	58,171	99,943	4,445	119,784	(41,772)	(4,445)	(46,217)
(d) Deferred Tax Assets Admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$103,977	28,211	$132,188	$158,632	$59,077	$217,709	$(54,655)	$(30,866)	$(85,521)

	2021	2020
Ratio Percentage Used To Determine Recovery Period And Threshold Limitation Amount	808%	886%
Amount Of Adjusted Capital And Surplus Used To Determine Recovery Period And Threshold Limitation Above (In Thousands)	$1,994,425	$1,566,449

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

The following table provides the impact of tax planning strategies on adjusted gross and net admitted DTAs, as used in the Company’s SSAP No. 101 calculation.

(In Thousands)	December 31, 2021		December 31, 2020		Change
Description	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Impact of Tax Planning Strategies
Determination of Adjusted Gross Deferred Tax Assets and Net
Admitted Deferred Tax Assets, by Tax Character as a Percentage
Adjusted Gross Deferred Tax Assets	$103,977	$28,211	$158,632	$59,077	$(54,655)	$(30,866)
Percentage of Adjusted Gross Deferred Tax Assets by Tax Character Attributable to the Impact of Tax Planning Strategies	—%	—%	—%	—%	—%	—%
Net Admitted Adjusted Gross Deferred Tax Assets	$103,977	$28,211	$158,632	$59,077	$(54,655)	$(30,866)
Percentage of Net Admitted Adjusted Gross Deferred Tax
Assets by Tax Character Because of the Impact of Tax Planning Strategies	—%	—%	—%	—%	—%	—%

The Company’s tax planning strategies do not include the use of reinsurance.

The Company had no temporary difference for which a DTL was not established.

The following tables provide the Company’s main components of income taxes incurred and the changes in DTAs and DTLs.

(In Thousands)	December 31, 2021	December 31, 2020	December 31, 2019
Current Income Tax
Federal Tax (Benefit) Expense from Operations	$(3,242)	$(11,980)	$(21,279)
Federal Income Tax Expense on Net Capital Gains	9,400	186	10,362

Current Income Tax (Benefit) Expense	$6,158	$(11,794)	$(10,917)

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

The main components of the Company’s DTAs and DTLs as of December 31, 2021 and 2020 were as follows:

(In Thousands)	December 31, 2021	December 31, 2020	Change
Deferred Tax Assets:
Ordinary
Policyholder Reserves	$60,282	$78,341	$(18,059)
Investments	2,389	2,390	(1)
Deferred Acquisition Costs	32,938	30,286	2,652
Fixed assets	1,585	965	620
Compensation and benefits accrual	1,071	1,595	(524)
Receivables-nonadmitted	3,535	4,513	(978)
Net Operating Loss carry-forward	—	5,113	(5,113)
Tax credit carry-forward	—	33,358	(33,358)
Other (Including Items <5% of Total Ordinary Tax Assets)	2,177	2,071	106

Total Ordinary Deferred Tax Assets	$103,977	$158,632	$(54,655)
Statutory Valuation Allowance Adjustment	—	—	—
Nonadmitted	—	—	—

Admitted Ordinary Deferred Tax Assets	$103,977	$158,632	$(54,655)
Capital:
Investments	28,211	59,077	(30,866)
Net Capital Loss Carry forward	—	—	—

Subtotal	28,211	59,077	(30,866)
Statutory Valuation Allowance Adjustment	—	—	—
Nonadmitted	—	—	—

Admitted Capital Deferred Tax Assets	28,211	59,077	(30,866)

Admitted Deferred Tax Assets	$132,188	$217,709	$(85,521)

Deferred Tax Liabilities:
Ordinary
Investments	$70,639	$119,092	$(48,453)
Policyholder Reserves	31,077	33,069	(1,992)

Other (Including Items <5% of Total Ordinary Tax Liabilities)	2	—	2

Subtotal	$101,718	$152,161	$(50,443)
Capital:
Investments	18,937	33,551	(14,614)

Subtotal	18,937	33,551	(14,614)

Deferred Tax Liabilities	$120,655	$185,712	$(65,057)

Net Admitted Deferred Tax Assets / Deferred Tax Liabilities	$11,533	$31,997	$(20,464)

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

The change in net deferred income taxes was comprised of the following:

(In Thousands)
Description	December 31, 2021	December 31, 2020	Change
Total Deferred Tax Assets	$132,188	$217,709	$(85,521)
Total Deferred Tax Liabilities	120,655	185,712	(65,057)

Net Deferred Tax Assets / Deferred Tax Liabilities	$11,533	$31,997	$(20,464)
Statutory Valuation Allowance	—	—	—

Net Deferred Tax Assets / Deferred Tax Liabilities	$11,533	$31,997	$(20,464)
Tax Effect of Unrealized (Gains)/Losses			(12,827)
Prior Period Adjustment			1,867

Change in Net Deferred Income Tax			$(9,504)

The provision for federal income taxes incurred for the current year is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference for the years ended December 31, 2021, 2020 and 2019 were as follows:

(In Thousands)	December 31, 2021			December 31, 2020			December 31, 2019
Description	Amount	Tax Effect @ 21%	Effective Tax Rate	Amount	Tax Effect @ 21%	Effective Tax Rate	Amount	Tax Effect @ 35%	Effective Tax Rate
Net Income Before Taxes	$226,978	$47,665	21.0%	$206,562	$43,378	21.0%	$293,936	$61,727	21.0%
Investment Related	(80,240)	(16,850)	(7.4)%	(59,749)	(12,547)	(6.0)%	(26,859)	(5,640)	(1.9)%
Exhibit 5a adjustment	(3,373)	(708)	(0.3)%	—	—	—%	(6,436)	(1,352)	(0.5)%
Change in Non-admitted assets	2,676	562	0.3%	(1,091)	(229)	(0.1)%	(48,741)	(10,236)	(3.5)%
Prior Year Over/Under Accrual	—	—	—%	—	—	—%	(2,342)	(492)	(0.2)%
Tax Credit Adjustment	(56,265)	(11,816)	(5.2)%	3,135	658	0.3%	(73,187)	(15,369)	(5.2)%
Tax Differences in Wholly Owned Subsidiaries	(3,866)	(812)	(0.4)%	56,915	11,952	5.8%	79,495	16,694	5.7%
Other	(11,327)	(2,379)	(1.1)%	44	9	—%	444	93	0.1%

Total Statutory Income Taxes		$15,662	6.9%		$43,221	20.8%		$45,425	15.5%

Federal Income Taxes Incurred		$6,158	2.7%		$(11,794)	(5.7)%		$(10,917)	(3.7)%
Change in Net Deferred Income Taxes		9,504	4.2%		55,015	26.5%		56,342	19.2%

Total Statutory Income Taxes		$15,662	6.9%		$43,221	20.8%		$45,425	15.5%

At December 31, 2021, the Company had no net operating loss, capital loss, or foreign tax credit carryforwards.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

As of December 31, 2021, the Company’s capital income tax expense in the preceding years that will be available for recoupment in the event of future losses is as follows:

(In Thousands)
Year	Capital
2021	$7,089
2020	$—
2019	$—

The Company has no deposits admitted under Section 6603 of the Internal Revenue code.

Tax years prior to 2018 are closed for audit or examination under the applicable statute of limitations. The Company is not currently under examination by the Internal Revenue Service. The Company does not believe it has any uncertain tax positions for its federal income tax return that would be material to its financial condition, results of operations, or cash flows. Therefore, the Company did not record a liability for unrecognized tax benefits (“UTBs”) as of December 31, 2021 and 2020. As of December 31, 2021, there were no positions for which management believes it is reasonably possible that the total amounts of tax contingencies will significantly increase within 12 months of the reporting date.

The Company recognizes interest accrued related to UTBs in income tax expense. The Company had no accrued interest balance as of December 31, 2021 and 2020. The Company recognized no gross interest benefit related to UTBs during the years ended December 31, 2021, 2020 and 2019. The Company has not accrued any penalties related to UTBs.

The Company is part of an affiliated group of companies that will file a consolidated federal income tax return for 2021. The following companies are included in the consolidated return filing:

•	Delaware Life Insurance Company

•	Delaware Life Insurance Company of New York

•	DL Reinsurance Company

•	Clarendon Insurance Agency, Inc.

•	Clear Spring Health Insurance Company

•	Delaware Life Reinsurance (U.S.) Corp.

•	Clear Spring Health (CO), Inc.

•	Clear Spring Health (GA), Inc. (formerly Eon Health, Inc (GA))

•	Clear Spring Health (SC), Inc. (formerly Eon Health, Inc. (SC))

•	Clear Spring Health Community Care, Inc. (formerly Community Care Alliance of Illinois, Inc.)

•	Clear Spring Health (VA), Inc.

•	Clear Spring Health of Illinois, Inc.

•	Lackawanna Casualty Company

•	Lackawanna American Insurance Company

•	Lackawanna National Insurance Company

•	Clear Spring PC Acquisition Corp.

•	Clear Spring Property and Casualty Company

A written tax allocation agreement has been approved by the state of domicile of each participating insurance company. Allocation is based upon separate return calculations with current credit (benefit) given for losses and tax attributes that are utilized by the Company.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

16.	CAPITAL STOCK AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company is authorized to issue 10,000 shares of common stock with a par value of $1,000 per share; 6,437 shares of common stock are issued and outstanding. The Company is not authorized to issue preferred stock.

The Company’s ability to pay dividends is subject to certain statutory restrictions. The State of Delaware has enacted laws governing the payment of dividends to stockholders by domestic insurers. Pursuant to Delaware’s statute, the maximum amount of dividends and other distributions that a domestic insurer may pay in any twelve-month period without the prior approval of the Delaware Commissioner of Insurance is limited to the greater of: (i) 10% of its statutory surplus as of the preceding December 31; or (ii) the Company’s statutory net gain from operations for the preceding calendar year. Any dividends to be paid by an insurer, whether or not in excess of the aforementioned threshold, from a source other than statutory surplus would also require the prior approval of the Commissioner. In connection with the Sale Transaction on August 2, 2013, any portion of a dividend which would cause the Company’s total adjusted capital as of the most recent calendar quarter end to fall below 300% of Company Action Level NAIC Risk-Based Capital as of such calendar quarter end, after taking into account the payment of such dividend, requires the prior approval of the Department.

In April 2021, April 2020, and April 2019, the Company paid an ordinary dividend of $200.0 million, $65.0 million, and $200.0 million, respectively, to the Parent. The Parent paid $100.0 million to the Company in February 2020 in the form of a capital contribution that the Company accrued in December 2019 in accordance with SSAP No. 72. The Parent also contributed $479.2 million and $7.5 million of cash capital to the Company in 2021 and 2020, and contributed $16.9 million of capital in 2019 in the form of an other invested asset.

The portion of unassigned funds (surplus) represented or reduced by cumulative unrealized gains/losses, excluding deferred taxes, was approximately $562.6 million and $802.6 million at December 31, 2021 and 2020, respectively.

Surplus Notes

As of December 31, 2021 and 2020, the Company had $390.2 million and $557.5 million, respectively, of surplus notes outstanding. At December 31, 2020, $94.6 million and $72.7 million of the $250.0 million surplus note and the $150.0 million surplus note expiring on December 15, 2027, respectively, were held by a related party. On December 30, 2021, the Parent became the holder of such interests in these surplus notes and released the Company from all liabilities and obligations including principal and accrued interest since the last payment date. The forgiveness of these obligations was recorded by the Parent and the Company as capital contributions to the Company totaling $168.7 million.

As discussed in Note 2, with approval by the Department, the Company paid down the outstanding principal and accrued interest on a surplus note previously held by GLAC on December 31, 2020.

The Company has an agreement with Deutsche Bank Trust Company Americas (“DBTCA”), whereby the surplus notes were taken into custody by the bank on behalf of the holders of the surplus notes (the “Noteholders”). DBTCA collects all surplus note payments and distributes such funds to the Noteholders. The DBTCA agreement allows the Noteholders to transfer any part of the surplus notes they hold, subject to the consent of the Company and with proper notice given to DBTCA. As of December 31, 2021, the Noteholders were as follows: Estate of Jeffrey S. Lange; Midland National Life Insurance Company; North American Company for Life and Health Insurance; and Security Benefit Life Insurance Company.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

The details of outstanding surplus notes were as follows as of and for the years ended December 31, 2021 and 2020:

2021 (In Thousands)
Date Issued	Interest Rate	Original Issue Amount of Note	Carrying Value of Note	Current Year Interest Expense Recognized	Life-To-Date Interest Expense Recognized	Date of Maturity
12/22/97	8.625%	$250,000	$155,412	$21,563	$519,537	11/06/27
12/15/95	6.150%	150,000	77,301	9,225	246,185	12/15/27
12/15/95	7.626%	150,000	150,000	11,439	288,637	12/15/32
12/15/95	6.150%	7,500	7,500	461	11,778	12/15/27
12/15/95	7.626%	7,500	—	—	12,439	—

XXX	XXX	$565,000	$390,213	$42,688	$1,078,576	XXX

2020 (In Thousands)
Date Issued	Interest Rate	Original Issue Amount of Note	Carrying Value of Note	Current Year Interest Expense Recognized	Life-To-Date Interest Expense Recognized	Date of Maturity
12/22/97	8.625%	$250,000	$250,000	$21,563	$497,974	11/06/27
12/15/95	6.150%	150,000	150,000	9,225	236,960	12/15/27
12/15/95	7.626%	150,000	150,000	11,439	277,198	12/15/32
12/15/95	6.150%	7,500	7,500	461	11,317	12/15/27
12/15/95	7.626%	7,500	—	572	12,439	—

XXX	XXX	$565,000	$557,500	$43,260	$1,035,888	XXX

The proceeds from the issuance of the surplus notes were not used to purchase an asset directly or indirectly from the Noteholders. The surplus notes were not issued as part of a transaction whereby the principal or interest payments are contractually linked to other assets or agreements. There were no surplus note interest or principal payments subject to administrative offsetting provisions.

The surplus notes and accrued interest thereon are subordinate to payments due to policyholders, claimants and beneficiaries, as well as all other classes of creditors other than the Noteholders.    After payment in full of certain obligations set forth in Section 5918 of the Delaware Insurance Code, and prior to any payment to a common shareholder in respect of such shareholder’s ownership interest in the Company, the holder of a surplus note is entitled to receive payment in full. The Company has no preferred stockholders. Any redemption of a surplus note is subject to the prior written consent of the Department.

The Company incurred $42.7 million of interest on the surplus notes for the year ended December 31, 2021 and $43.3 million for the years ended December 31, 2020 and 2019. Each accrual and payment of interest on the surplus notes may be made only with the prior approval of the Delaware Commissioner of Insurance and only to the extent that the Company has sufficient surplus earnings to make such payment. The Company received approval for all surplus note interest and principal payments and the related interest accrual in the amount of $2.8 million and $4.2 million at December 31, 2021 and 2020.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

Risk-Based Capital

Life and health insurance companies are subject to certain Risk-Based Capital (“RBC”) requirements as specified by the NAIC. The RBC requirements provide a method for measuring the minimum acceptable amount of adjusted capital that a life insurer should have, as determined under statutory accounting principles, taking into account the risk characteristics of its investments and products. The Company exceeded the minimum RBC requirements at December 31, 2021 and 2020.

17.	COMMITMENTS AND CONTINGENT LIABILITIES

Contingent Commitments

The Company had unfunded commitments for limited partnership investments of $201.3 million and $142.3 million and commitments for funding future fixed income and preferred stock investments of $1,332.2 million and $1,335.4 million as of December 31, 2021, and 2020, respectively. The Company also had $97.0 million and $87.2 million of outstanding mortgage loan commitments on real estate as of December 31, 2021 and December 31, 2020, respectively.

Regulatory and Industry Developments

Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Most of these laws provide, however, that an assessment may be excused or deferred if it would threaten an insurer’s solvency and further provide annual limits on such assessments. Part of the assessments paid by the Company pursuant to these laws may be used as credits for a portion of the associated premium taxes.

Various insolvencies reported by the National Organization of Life and Health Insurance Guaranty Associations will result in retrospective, premium-based guaranty fund assessments against the Company. Based on the best information available, the Company has recorded an accrued liability of $3.0 million for guaranty fund assessments as of December 31, 2021 and 2020, respectively. The Company does not know the period over which the guaranty fund assessments may be paid.

As of December 31, 2021 and 2020, the Company did not have any guaranty fund liabilities or assets related to assessments from insolvencies of entities that wrote long-term care contracts.

The Company has not established any asset for premium tax credits or policy surcharges as their recoveries are not estimable.

Litigation and Other Matters

The Company is not aware of any contingent liabilities arising from litigation or other matters that could have a material effect upon the financial condition, results of operations, or cash flows of the Company.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

Indemnities

In the normal course of its business, the Company has entered into agreements that include indemnities in favor of third parties, such as contracts with advisors and consultants, outsourcing agreements, underwriting and agency agreements, information technology agreements, distribution agreements, and service agreements. The Company has also agreed to indemnify its directors, officers and employees in accordance with the Company’s by-laws. The Company believes any potential liability under these agreements is neither probable nor estimable. Therefore, the Company has not recorded any associated liability.

Pledged or Restricted Assets

The following assets were restricted at December 31, 2021 and reported in the current financial statements:

•	Collateral posted under repurchase agreements which was reported as bonds and preferred stocks.

•	Cash collateral posted under reverse repurchase agreements which was reported as cash equivalents.

•	Certain FHLB capital stock.

•	Certain bonds on deposit with governmental authorities as required.

•	Certain cash deposits held in a mortgage escrow account (see “Other restricted assets” below).

•	Certain tax escrow accounts.

•	Derivative cash collateral which was reported as cash equivalents (see “Assets pledged as collateral not captured in other categories” below).

•	Certain cash collateral for brokerage margin.

The following were restricted assets (including pledged assets):

(In Thousands)

									Percentage
Restricted Asset Category	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	2021 Total	2020 Total	Increase/ (Decrease)	Total 2021 Admitted Restricted	Gross Restricted Total Assets	Admitted Restricted to Total Admitted Assets
Subject to Repurchase Agreements	$587,986	$—	$—	$—	$587,986	$25,000	$562,986	$587,986	1.33%	1.33%
Subject to Reverse Repurchase Agreements	945,052	—	—	—	945,052	616,220	328,832	945,052	2.13%	2.13%
FHLB Capital Stock	50,086	—	—	—	50,086	47,853	2,233	50,086	0.11%	0.11%
On Deposit with States	5,189	—	—	—	5,189	5,195	(6)	5,189	0.01%	0.01%
Pledged as Collateral to FHLB (Including Securities and Commercial Mortgage Loans)	1,240,909	—	—	—	1,240,909	910,853	330,056	1,240,909	2.79%	2.80%
Pledged as collateral not captured in other categories	183,327	—	—	—	183,327	24,388	158,939	183,327	0.41%	0.41%
Other Restricted Assets	4,130	—	—	—	4,130	1,616	2,514	4,130	0.01%	0.01%

Total Restricted Assets	$3,016,679	$—	$—	$—	$3,016,679	$1,631,125	$1,385,554	$3,016,679	6.79%	6.80%

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

The following were assets pledged as collateral not captured in other categories, including assets backing funding agreements (contracts that share similar characteristics, such as reinsurance and derivatives, are reported in the aggregate):

	Gross Restricted
(In Thousands)									Percentage
Description of Assets	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	2021 Total	2020 Total	Increase/ (Decrease)	Total 2021 Admitted Restricted	Gross Restricted Total Assets	Admitted Restricted to Total Admitted Assets
Bond collateral to Société Générale	$158,979	$—	$—	$—	158,979	$—	$158,979	$158,979	0.36%	0.36%
Derivative Collateral	24,348	—	—	—	24,348	24,388	(40)	24,348	0.05%	0.05%

Total	$183,327	$—	$—	$—	$183,327	$24,388	$158,939	$183,327	0.41%	0.41%

The following were other restricted assets pledged as collateral in other categories (contracts that share similar characteristics, such as reinsurance and derivatives, are reported in the aggregate):

	Gross Restricted
(In Thousands)									Percentage
Description of Assets	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	2021 Total	2020 Total	Increase/ (Decrease)	Total 2021 Admitted Restricted	Gross Restricted Total Assets	Admitted Restricted to Total Admitted Assets
Restricted Cash - Tax Escrow	$2,332	—	—	—	$2,332	—	$2,332	$2,332	0.01%	0.01%
Mortgage Escrow	1,798	—	—	—	1,798	1,616	182	1,798	—%	—%

Total	$4,130	$—	$—	$—	$4,130	$1,616	$2,514	$4,130	0.01%	0.01%

Lease Commitments

The Company leased office space for its Waltham, Massachusetts office under an agreement effective September 24, 2014, which was amended on February 19, 2016 to add additional space. The lease expires on April 30, 2023. Rental expenses during 2021, 2020, and 2019 were $2.1 million, 2.3 million, and $2.4 million, respectively, under this lease and were partially reimbursed by an affiliate.

The Company entered into a lease agreement, effective January 22, 2014, for its Indianapolis, Indiana office. The original expiration date was December 31, 2024; however, the lease was terminated on December 31, 2021. Rental expenses in 2021, 2020, and 2019 were $0.2 million each year under this lease, and the Company paid termination fees of $0.2 million in December 2020.

The Company was subleasing additional space for its Indianapolis office noted above under a sublease agreement with a related party effective July 27, 2016. The original expiration of this sublease was November 30, 2026, however, the sublease was terminated in May 2021. Rental expenses were $0.2 million, $0.4 million, and $0.4 million in 2021, 2020, and 2019, respectively.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

In 2020, the Company entered into a lease agreement with an affiliate for a Zionsville, Indiana office for which the lease term began on January 1, 2021. The lease has an expiration date of December 31, 2035 with an option to renew the lease agreement for up to a five-year period. Rental expense for 2021 was $1.6 million.

The Company entered into a lease agreement effective December 20, 2018 for office space in Park Ridge, Illinois that was twice amended to add additional space and extend the lease expiration until May 31, 2025. Rental expenses for 2021, 2020, and 2019 were $0.3 million, $0.2 million, and $0.1 million, respectively. The rental expenses for the office space at this location are reimbursed by CSHMS.

The Company leases a small storage space on a month-to-month basis in Chicago, Illinois for a monthly fee of $0.5 thousand.

Effective June 1, 2019, the Company entered into a six-month lease agreement for a Park Ridge, Illinois office that was originally set to expire on November 30, 2019, after which it was extended on a month-to-month basis until it was terminated in January 2020. Rental expenses for 2020 and 2019 were $12 thousand and $0.2 million, respectively. These rental expenses were reimbursed by CSHMS.

The Company had a sublease agreement for a Chicago, Illinois office, originally effective February 26, 2016 with an original expiration date July 29, 2018, that was twice amended resulting in expiration as of September 30, 2020. Rental expenses for 2020 and 2019 were $0.3 million under this sublease. A portion of these rental expenses were reimbursed by CSP&C.

Effective December 1, 2017, the Company leased office space under a six month lease in New York, New York. The lease was renewed for additional space and an extended lease term during 2018 and was again extended for a twelve-month period effective April 1, 2019 with a monthly rental expense of approximately $17.9 thousand. The rental expenses for the three months of 2020 were reimbursed by an affiliate.

Effective July 23, 2018, the Company entered into a month-to-month lease agreement for an office in New York, New York. The monthly rental expense was approximately $3.9 thousand. The lease expired February 28, 2019.

Effective September 10, 2018, the Company entered into a lease agreement for an office in Miramar, Florida that expires on June 30, 2024. The Company took possession of the space on March 6, 2019 and the first three months of rent in 2019 were abated. The lease was amended effective June 8, 2021 to include additional space. Rental expenses for 2021, 2020 and 2019 were $0.3 million, $0.2 million, and $0.1 million, respectively. These rental expenses are reimbursed by CSHMS.

Effective February 7, 2019, the Company entered into a lease agreement for a second office in Miramar, Florida that terminated on March 31, 2019. The rental expense for 2019 was $33.2 thousand and was reimbursed by CSHMS.

Effective December 20, 2019 the Company entered into a lease agreement for an office in Columbia, South Carolina which originally expired on December 31, 2020; however, effective December 2020, the Company renewed the lease with an expiration date of December 31, 2021. Rental expense for 2021 and 2020 was $5.2 thousand each year. These rental expenses were reimbursed by CSHMS.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

At December 31, 2021, future minimum aggregate rental commitments were as follows (in thousands):

Year Ending December 31,	Operating Leases
2022	$4,407
2023	3,046
2024	2,164
2025	1,863
2026	1,747
Thereafter	17,265

18.	DEBT

Refer to Note 2 for information regarding the Company’s bilateral loan agreement with DLIH 2016-1.

In December 2019, the Company’s $200.0 million revolving credit facility with Société Générale terminated. Borrowings under the facility were available for general corporate purposes. Borrowings bore interest at LIBOR + 115 basis points, with a commitment fee of 48 basis points for any unused portion of the facility, and the facility had a 270-day rolling margin commitment. The facility was secured by certain securities held in an account established for this purpose, and borrowings were limited to a specified percentage of the value of the securities in this account. The total commitment fees paid in 2019 were approximately $0.9 million.

19.	FEDERAL HOME LOAN BANK

The Company is a member of the FHLB. Through its membership, the Company utilizes funding agreements issued to the FHLB consistent with its other investment spread operations and considers these funds policyholder liabilities. From time to time, the Company also uses FHLB funds for operations; any funds obtained from the FHLB for use in the Company’s general operations are accounted for as borrowed money. The Company has determined its estimated maximum borrowing capacity with the FHLB as $1.1 billion as of December 31, 2021. The Company calculated this amount in accordance with its current collateral pledged to the FHLB.

The Company did not receive any short-term advances during 2021. In 2020, the FHLB issued the Company $438.0 million of short-term advances with fixed and variable interest rates ranging from 0.5% to 1.76%. $118.0 million of these advances was converted into a funding agreement on March 30, 2020. As of December 31, 2021 and 2020, there were no short-term advances outstanding. Total interest on borrowed funds incurred under the advances during the years ended 2021, 2020, and 2019 were $0, $362.0 thousand, and 147 thousand, respectively.

The FHLB issued a LOC to the Company on behalf of an unrelated party effective July 1, 2021 with a maximum credit amount of $1.0 million and an expiration date of December 31, 2021. A new LOC was issued to the Company on behalf of the same unrelated party effective December 1, 2021 with a maximum credit amount of $1.0 million and expiration date of June 30, 2022. No amounts were drawn on either LOC as of December 31, 2021. Collateral related to the LOC is included in the disclosures below.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

As noted in Note 2, the FHLB issued a LOC to the Company on behalf of an unrelated party effective September 30, 2019, with a maximum credit amount of $8.0 million as of December 31, 2020. On February 4, 2021, the full available credit was drawn by the unrelated party and the LOC was effectively terminated. CSP&C reimbursed DLIC for the full value drawn.

FHLB Capital Stock

Aggregate Totals (in thousands):	Total	General Account	Separate Accounts
As of December 31, 2021
Membership Stock – Class A	$—	$—	$—
Membership Stock – Class B	5,000	5,000	—
Activity Stock	45,086	45,086	—
Excess Stock	—	—	—

Aggregate Total	$50,086	$50,086	$—

Actual or Estimated Borrowing Capacity as Determined by the Insurer	$1,119,580	XXX	XXX
As of December 31, 2020
Membership Stock – Class A	$—	$—	$—
Membership Stock – Class B	9,010	9,010	—
Activity Stock	30,185	30,185	—
Excess Stock	8,658	8,658	—

Aggregate Total	$47,853	$47,853	$—

Actual or Estimated Borrowing Capacity as Determined by the Insurer	$894,612	XXX	XXX

Membership Stock (Class A and B) Eligible for Redemption (in thousands):

Membership stock	Current Year Total	Not Eligible for Redemption	Less Than 6 Months	6 months to Less Than 1 Year	1 to Less Than 3 Years	3 to 5 Years
Class A	$—	$—	$—	$—	$—	$—
Class B	$5,000	$5,000	$—	$—	$—	$—

Collateral Pledged to FHLB

Amount Pledged as of Reporting Date (in thousands):

	Fair Value	Carrying Value	Aggregate Total Borrowing
Current Year General Account Total Collateral Pledged	$1,288,680	$1,251,918	$1,113,000
Current Year Separate Accounts Total Collateral Pledged	—	—	—

Current Year Total General and Separate Accounts Total Collateral pledged	$1,288,680	$1,251,918	$1,113,000

Prior Year End Total General and Separate Accounts Total Collateral Pledged	$1,008,132	$961,867	$863,000

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

Maximum Amount Pledged During Reporting Period (in thousands):

	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral
Current Year General Account Maximum Collateral Pledged	$1,288,680	$1,251,918	$1,113,000
Current Year Separate Accounts Maximum Collateral Pledged	—	—	—

Current Year Total General and Separate Accounts Maximum Collateral Pledged	$1,288,680	$1,251,918	$1,113,000

Prior Year End Total General and Separate Accounts Total Collateral Pledged	$1,379,998	$1,344,719	$933,000

Borrowing from FHLB

Amount as of Reporting Date (in thousands):

	Total	General Account	Separate Accounts	Funding Agreements Reserves Established
As of December 30, 2021
Debt	$—	$—	$—	XXX
Funding Agreements	1,113,000	1,113,000	—	1,024,308
Other	—	—	—	XXX

Aggregate Total	$1,113,000	$1,113,000	$—	$1,024,308

As of December 30, 2020
Debt	$—	$—	$—	XXX
Funding Agreements	863,000	863,000	—	776,716
Other	—	—	—	XXX

Aggregate Total	$863,000	$863,000	$—	$776,716

Maximum Amount during Reporting Period (Current Year, in thousands):

	Total	General Account	Separate Accounts
Debt	$—	$—	$—
Funding Agreements	1,113,000	1,113,000	—
Other	—	—	—

Aggregate Total	$1,113,000	$1,113,000	$—

FHLB - Prepayment Obligations

Does the Company have prepayment Obligations under the following arrangements?
(YES/NO)
Debt	YES
Funding Agreements	YES
Other	NO

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

20.	Health Business

Beginning in 2019, the Company began to issue Medicare Advantage plans in the states of Colorado, North Carolina, and Virginia, resulting in approximately $1.4 million, $1.4 million, and $0.5 million of premium written in 2021, 2020, and 2019, respectively.

Retrospectively-Rated Contracts and Contracts Subject to Redetermination

The Company estimates accrued retrospective premium adjustments for its Medicare Part D business in accordance with CMS regulations and using CMS formulas. Accrued retrospective premiums are recorded through written premium. The Company has Medicare Part D risk-corridor amounts related to Part D premiums. The amount of Medicare Part D direct premiums written subject to this retrospectively rated feature was $70 thousand, $60 thousand, and $29 thousand for the years ended December 31, 2021, 2020, and 2019, respectively, representing 5.1%, 4.3%, and 6.0% of total direct health premiums written for each year, respectively.

The Company has risk-adjustment amounts from CMS from Medicare Part C and Part D premiums. Medicare Part D premiums include payments from CMS for risk-sharing adjustments which are estimated quarterly based on claim experience, with final revenue adjustment determined and settlement with CMS in the year following the CMS contract. The Company’s Medicare Part C and Part D premiums are subject to redetermination by CMS based on risk factor scores of each member. The Company estimates premium adjustments for changes to health scores based on past experience. The Company recognizes periodic changes to risk-adjusted premiums as revenue when the amounts are determinable and collection is reasonably assured. All of the Company’s direct health premiums written are subject to this redetermination feature.

The Company’s actual loss ratios on the Medicare line of business were in excess of the minimum requirements and as a result no minimum medical loss ratio rebate was required to be established.

The Company did not write accident and health premiums in 2021, 2020, or 2019 subject to the risk-sharing provisions of the Affordable Care Act.

Change in Incurred Losses and Loss Adjustment Expenses

Changes in estimates related to the prior year incurred claims are included in total hospital and medical expenses in the current year in the Statements of Operations. There were no changes in methodologies or assumptions used in calculating the liability for unpaid losses and loss adjustment expenses.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

The following tables disclose paid claims, incurred claims, claims unpaid, aggregate health claim reserves, and health care receivables for the years ended December 31, 2021 and 2020 (in thousands).

2021	Current Year Incurred	Prior Year Incurred	Total
Beginning of year claim reserve	$—	$146	$146
Paid claims - net of health care receivable	759	67	826
End of year claim reserve	363	38	401
Incurred claims excluding the change in health care receivable	1,122	(41)	1,081
Beginning of year health care receivable	—	19	19
End of year health care receivable	7	7	14

Total incurred claims	$1,115	$(29)	$1,086

2020	Current Year Incurred	Prior Year Incurred	Total
Beginning of year claim reserve	$—	$131	$131
Paid claims - net of health care receivable	832	19	851
End of year claim reserve	146	—	146
Incurred claims excluding the change in health care receivable	978	(112)	866
Beginning of year health care receivable	—	20	20
End of year health care receivable	19	—	19

Total incurred claims	$959	$(92)	$867

Original estimates are increased or decreased as additional information becomes known regarding claim development experience.

The payable for claims unpaid, the applicable portion of aggregate health claim reserves, net of health care receivables, as of December 31, 2020, was $127 thousand. As of December 31, 2021, $67 thousand has been paid, net of health care receivables, for incurred claims attributable to insured events of prior years. Reserves remaining for prior years, net of health care receivables, as of December 31, 2021 were $31 thousand, as a result of re-estimation of unpaid claims. Therefore, there has been a $28 thousand favorable development on prior years during 2021. Original estimates are increased or decreased as additional information becomes known regarding claim development experience.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

The Company incurred claims adjustment expenses (“CAE”) of $39 thousand and $24 thousand for the years ended December 31, 2021 and 2020, respectively. The following table discloses paid CAE, incurred CAE, and the balance in the unpaid CAE reserves for the years ended December 31 (in thousands):

	2021	2020	2019
Total claims adjustments expenses	$39	$24	$65
Less current year unpaid claims adjustment expenses	1	6	—
Add prior year unpaid claims adjustment expenses	6	—	—

Total claims adjustment expenses paid	$44	$18	$65

Health Care Receivables

Pharmacy rebate receivables are recorded when reasonably estimated or billed by the pharmaceutical benefit manager in accordance with pharmaceutical rebate contract provisions. Estimated pharmacy rebates are based on utilization information.

The Company periodically evaluates admissibility of all pharmacy rebates receivable for consistency with the admissibility criteria of SSAP No. 84, Certain Health Care Receivables and Receivables under Government Insured Plans. At December 31, 2021 and 2020, the Company had no non-admitted pharmacy rebate receivables.

The pharmacy rebate transaction history is summarized as follows (in thousands):

Quarter	Estimated Pharmacy Rebates	Pharmacy Rebates as Billed	Actual Rebates Received Within 90 Days of Billing	Actual Rebates Received Within 91 to 180 Days of Billing	Actual Rebates Received More Than 180 Days of Billing
12/31/21	$26	$25	$25	$—	$—
09/30/21	$27	$27	$27	$—	$—
06/30/21	$28	$28	$28	$—	$—
03/31/21	$26	$26	$26	$—	$—
12/31/20	$20	$20	$18	$—	$—
09/30/20	$17	$17	$15	$—	$—
06/30/20	$16	$16	$14	$—	$—
03/31/20	$18	$18	$10	$—	$6
12/31/19	$9	$9	$9	$—	$—
09/30/19	$6	$6	$6	$—	$—
06/30/19	$4	$4	$4	$—	$—
03/31/19	$2	$2	$2	$—	$—

The Company had no risk sharing receivables as of December 31, 2021 and 2020.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC HOLDINGS, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 AND 2020 AND

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

Premium Deficiency Reserves

The following table discloses information regarding premium deficiency reserves as of December 31, 2021 and 2020 (in thousands):

	2021	2020
Liability carried for premium deficiency reserves	$983	$337
Date of the most recent evaluation of this liability	2/22/2022	2/16/2021
Was anticipated investment income utilized in the calculation?	Yes [ ] No [ X ]	Yes [ ] No [ X ]

21.	SUBSEQUENT EVENTS

The Company has evaluated events and transactions that occurred from January 1, 2022 to April 28, 2022, the date these financial statements were available to be issued. The Company is not aware of any Type I events or transactions that occurred subsequent to December 31, 2021 having a material effect on the financial statements.

Type II - Nonrecognized Subsequent Events:

On February 24, 2022, the Company sold its health segment holding company, Clear Spring Health Holdings, LLC, to DLIC Sub-Holdings, LLC (“DLSH”), a new holding company subsidiary of the Parent. As a result of the sale, the Company effectively disposed of its health insurance segment. On the same date, the Parent transferred its ownership of the Company to DLSH, such that the Company became a direct, wholly owned subsidiary of DLSH.

In April 2022, the Company paid an ordinary dividend of $100.0 million to DLSH.